    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 15, 2001

                                                     REGISTRATION NO. 333-54928


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


/X/ Pre-Effective Amendment No. 1    / / Post-Effective Amendment No. _____

                        (Check appropriate box or boxes)

---------------------------------------------------------------------------------------------------------------------------------
Exact Name of Registrant as Specified in Charter:                     Area Code and Telephone Number

Prudential Global Total Return Fund, Inc.                             (973) 367-7525
---------------------------------------------------------------------------------------------------------------------------------
Address of Principal Executive Offices:  (Number, Street, City, State, Zip Code)

Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey  07102-4077
---------------------------------------------------------------------------------------------------------------------------------
Name and Address of Agent for Service:                                Approximate Date of Proposed Public Offering:

Marguerite E.H. Morrison, Esq.
---------------------------------------------------------------------------------------------------------------------------------
(Number and Street)        (City)     (State)    (Zip Code)           AS SOON AS  PRACTICABLE  AFTER  THE  EFFECTIVE  DATE OF THE

Gateway Center Three, 100 Mulberry Street, 4th Floor
Newark, New Jersey   07102-4077                                       REGISTRATION STATEMENT.
---------------------------------------------------------------------------------------------------------------------------------

Title of Securities Being Registered.............................................Shares of Common Stock, par value $.01 per share

     No filing fee is required because of reliance on section 24(f) of the Investment Company Act of 1940. Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus and Proxy Statement relates to shares previously registered on Form N-1A (File No. 33-63943).

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                           IMPORTANT PROXY MATERIALS

                             ---------------------

                                PLEASE VOTE NOW!

                             ---------------------


                                                                  March 15, 2001


Dear Shareholder:


    I am inviting you to vote on an important proposal to reorganize Prudential International Bond Fund, Inc. into Prudential Global Total Return Fund, Inc. A shareholder meeting of Prudential International Bond Fund, Inc. is scheduled for April 19, 2001. This package contains information about the proposal and includes materials you will need to vote by mail, through the internet or by telephone.


    The Board of Directors of Prudential International Bond Fund, Inc. has reviewed the reorganization proposal and has recommended that it be presented to shareholders for their consideration. Although the Directors have determined that a reorganization is in the shareholders' best interest, the final decision is yours.

    If approved, the reorganization would give you the opportunity to participate in a larger fund with similar investment policies and identical investment objectives and class structures. The combined fund would have a better long-term performance record and benefit from increased economies of scale. To help you understand the proposal, we are including a section that answers commonly asked questions about these transactions. The accompanying proxy statement includes a detailed description of the proposed reorganization.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

    To vote, you may use any of the following methods:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.

    - BY TELEPHONE. Call 1-800-690-6903 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.


    SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS AND THOSE WITH OUTSTANDING CERTIFICATES (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.)Shareholders on systematic investment plans must contact their Financial Advisor or call our customer service division, toll free, at 1-800-225-1852 to change their options. Otherwise, starting April 27, 2001, future purchases shall be made in shares of the Prudential Global Total Return Fund, Inc. if the reorganization is approved.


    Shareholders with outstanding certificates are also urged to contact their Financial Advisors or call our customer service division to deposit their certificates.

    If you have any questions before you vote, please call us at 1-800-225-1852. We're glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                          Sincerely,


                                          /s/ David R. Odenath, Jr.


                                          David R. Odenath, Jr.
                                          PRESIDENT

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSAL


    Please read the enclosed proxy statement for a complete description of the reorganization proposal. As a quick reference, the following provides a brief overview of the proposal.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

    You are being asked to approve a reorganization of Prudential International Bond Fund, Inc. (International Fund) into Prudential Global Total Return Fund, Inc. (Total Return Fund).

WHAT IS THE REASON FOR THIS REORGANIZATION?

    The proposed reorganization is intended to combine two similarly managed funds with the goal of increased economies of scale and a better long-term total return performance record. The reorganization is also desirable because of the inability of International Fund to keep its net outflows to a minimum, increase its net asset base, keep investors and build an investment portfolio that can effectively pursue the Fund's objective. Total Return Fund has built an investment portfolio that can more fully implement its objective of total return, made up of current income and capital appreciation.

DO THE FUNDS HAVE SIMILAR INVESTMENT POLICIES?


    Yes. Both Funds are classified as "global income funds" by Lipper Inc., which means they invest primarily in U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The Funds have the same investment objectives and very similar principal strategies. Both Funds seek total return, made up of current income and capital appreciation. International Fund normally invests at least 65% of its total assets in income-producing debt securities of issuers in at least three different countries excluding the United States. Total Return Fund normally invests 65% of its assets in income-producing debt securities of the United States and foreign countries.


WHO ARE THE PORTFOLIO MANAGERS FOR THESE FUNDS?

    The Global Bond Team, headed by David Bessey and Steve Koomar, currently manages both the Total Return Fund and International Fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

    ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)


                                                                                     TOTAL RETURN FUND
                                                                                         PRO FORMA
                                          INTERNATIONAL FUND*   TOTAL RETURN FUND*       COMBINED*
                                          -------------------   ------------------   -----------------
Class A.................................         2.09%                 1.67%               1.64%
Class B.................................         2.79%                 2.37%               2.34%
Class C.................................         2.79%                 2.37%               2.34%
Class Z.................................         1.79%                 1.37%               1.34%


------------------------


* Ratios are for the fiscal year ended December 31, 2000, without reflecting the distribution and service (12b-1) fee waiver for Class A, B and C shares. For the fiscal year ended December 31, 2000, the Distributor contractually agreed to reduce its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares and to .75 of 1% of the average daily net assets of both the Class B and Class C shares. The Distributor voluntarily reduced its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of both the Class B and Class C shares of International Fund effective August 23, 2000.


IS THE REORGANIZATION A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

    Typically, the exchange of shares pursuant to a reorganization does not result in a gain or loss for federal income tax purposes. A description of the conditions necessary to avoid tax recognition is included in the proxy statement.

WHAT WILL BE THE SIZE OF TOTAL RETURN FUND AFTER THE REORGANIZATION?

    If the proposal is approved, the combined fund is estimated to have over $281 million in assets, based on the size of the Funds at December 31, 2000.

WHAT HAS BEEN THE COMPARATIVE PERFORMANCE OF THE FUNDS?


    The table below shows average annual total returns (which include the deduction of sales charges) for Total Return Fund and International Fund, their Lipper peer group and a relevant index over the 1, 5 and 10 year and since inception periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.


AVERAGE ANNUAL TOTAL RETURN(1) (AS OF DECEMBER 31, 2000)

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

                                                     1 YEAR       5 YEARS    10 YEARS    SINCE INCEPTION
                                                 --------------   --------   --------   ------------------
Class A shares.................................           -.65%    4.22%      6.46%     8.56%  (7-7-86)(4)
Class B shares.................................          -2.18%    N/A        N/A       4.23% (1-15-96)
Class C shares.................................            .79%    N/A        N/A       4.19% (1-15-96)
Class Z shares.................................           3.78%    N/A        N/A       3.76% (3-17-97)

PRUDENTIAL INTERNATIONAL BOND FUND, INC.

                                                     1 YEAR       5 YEARS    10 YEARS    SINCE INCEPTION
                                                 --------------   --------   --------   ------------------
Class A shares.................................          -1.29%    3.81%      6.41%     7.11% (7-31-87)(4)
Class B shares.................................          -2.46%    N/A        N/A       3.94% (1-15-96)
Class C shares.................................            .52%    N/A        N/A       3.90% (1-15-96)
Class Z shares.................................           3.27%    N/A        N/A       3.13% (3-17-97)

Morgan GBI(2)..................................           2.34%    3.47%      6.86%
Lipper Average(3)..............................           3.63%    4.08%      6.09%

------------------------


1. Both Funds' returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waivers, the returns would have been lower for both Funds.



2. The J.P. Morgan Government Bond Index -- Global (Morgan GBI) is a weighted index of the total return of government bonds in the following nations:
    Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. The Morgan GBI is an unmanaged index and is traded, unhedged and measured in U.S. Dollars. The securities in the Morgan GBI may be very different than those in each Fund. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Morgan GBI returns since the inception of each class are 7.62% for Class A shares, 3.74% for Class B and Class C shares and 4.56% for Class Z shares of Total Return Fund and 7.65% for Class A shares, 3.74% for Class B and Class C shares and 4.56% for Class Z shares of International Fund. Source: Lipper Inc.



3. The Lipper Average is based on the average return of all mutual funds in the Lipper Global Income Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 7.46% for Class A shares, 3.86% for Class B and Class C shares and 3.28% for Class Z shares of Total Return Fund and 7.10% for Class A shares, 3.86% for Class B and Class C shares and 3.28% for Class Z shares of International Fund. Source: Lipper Inc.



4.  Prior to 1-15-96, each Fund operated as a closed-end investment company.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC. THAT I WILL RECEIVE?


    As of the close of business of the New York Stock Exchange on the Closing Date of the reorganization, shareholders will receive the number of full and fractional Class A, Class B, Class C or Class Z shares of Total Return Fund, respectively, that is equal in value to the net asset value of their Class A, Class B, Class C or Class Z shares of International Fund on that date. The anticipated closing date is April 27, 2001.


WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?


    If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (April 19, 2001), the meeting may be adjourned to permit further solicitation of proxy votes.


HAS EACH FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSAL?

    Yes. Each Board has approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?

    As a shareholder, you are entitled to one vote for each share you own of International Fund on the record date. The record date is February 16, 2001.

HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. You can also vote your shares by calling 1-800-690-6903, entering your 12-digit control number from your proxy card and following the simple instructions. Lastly, you can vote your shares by going to the Internet web site: www.proxyvote.com, entering your 12-digit control number from your proxy card and following the simple instructions found on the web site. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his/her title, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his/her position with the company, such as "John Smith, President."

                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our Shareholders:


    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential International Bond Fund, Inc. (International Fund) will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on
April 19, 2001, at 9:00 a.m. Eastern time, for the following purposes:


    1. To approve an Agreement and Plan of Reorganization between International Fund and Prudential Global Total Return Fund, Inc. (Total Return
Fund), providing for the transfer of all of the assets of International Fund to Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of common stock of Total Return Fund and the assumption by Total Return Fund of International Fund's liabilities, followed by the distribution of Total Return Fund Class A, Class B, Class C and Class Z shares to shareholders of International Fund in termination of International Fund.

    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

    The Board of Directors has fixed the close of business on February 16, 2001 as the record date for the determination of the shareholders of International Fund entitled to notice of, and to vote at, this Meeting and any adjournments.

                                          /s/ Marguerite E. H. Morrison

                                          Marguerite E. H. Morrison
                                          SECRETARY


Dated: March 15, 2001



 PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

                                   PROSPECTUS

                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.

                                PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK NEW JERSEY 07102-4077
                                 (800) 225-1852
                            ------------------------


                                 MARCH 15, 2001

                            ------------------------


    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Prudential International Bond Fund, Inc. (International Fund) in connection with the solicitation of proxies by the International Fund's Board of Directors for use at the Special Meeting of Shareholders of International Fund and at any adjournments of the meeting (the Meeting). The Meeting will be held on Thursday, April 19, 2001, at 9:00 a.m. Eastern time at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102.



    The purpose of the Meeting is to vote on a proposed reorganization (Reorganization) between International Fund and Prudential Global Total Return Fund, Inc. (Total Return Fund). Under an Agreement and Plan of Reorganization and Liquidation (the Agreement), International Fund would transfer all of its assets to Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of common stock of Total Return Fund and the assumption by Total Return Fund of International Fund's liabilities. The number of shares issued to shareholders of International Fund in the proposed Reorganization would be based upon the relative net asset values per share of the two Funds at the time of the exchange. International Fund would distribute Class A, Class B, Class C and Class Z shares of Total Return Fund to its shareholders in liquidation of International Fund on April 27, 2001, or a later date as the parties may agree (the Closing Date).


    Total Return Fund is a nondiversified fund registered as an open-end management investment company that is organized as a Maryland corporation. Total Return Fund's investment objective is to seek total return, made up of current income and capital appreciation. Total Return Fund seeks to achieve its investment objective by investing at least 65% of its total assets in income-producing debt securities of the U.S. and foreign governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. Total Return Fund will invest in issuers from at least three countries, including the United States, and in at least three currencies. Total Return Fund invests primarily in securities that are "investment grade" securities, or securities that major rating services have rated within one of their four highest quality grades. The Fund has a dollar-weighted average maturity of not more than 10 years. Total Return Fund also may use cross-currency hedges and derivatives for "hedging" to help protect the value of the Fund's securities or enhance return.

    International Fund is a nondiversified fund registered as an open-end management investment company and is organized as a Maryland corporation. International Fund's investment objective is identical to Total Return Fund's: to seek total return, made up of current income and capital appreciation. International Fund seeks to achieve its investment objective by investing at least 65% of its total assets in income-producing debt securities of issuers in at least three countries, excluding the United States.


                                                        (CONTINUED ON NEXT PAGE)


                            ------------------------


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TOTAL
    RETURN FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY
                                 STATEMENT AND
                      PROSPECTUS IS COMPLETE OR ACCURATE.
                  IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

International Fund may invest up to 30% of its total assets in securities denominated in a particular currency. It may invest up to 65% of its total assets in securities denominated in the euro and up to 50% of its total assets in securities denominated in Japanese or British currencies. International Fund invests primarily in "investment grade" securities. The Fund has a dollar-weighted average maturity of between 3 and 15 years. International Fund also may use derivatives for hedging or to enhance its return.



    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Reorganization and Total Return Fund that a shareholder should know before voting on the proposed Reorganization. A Statement of Additional Information dated March 15, 2001, which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (Commission) and is incorporated into this Proxy Statement by reference. This Proxy Statement is accompanied by the Prospectus, dated March 8, 2000, and supplemented on March 27, 2000 and August 30, 2000, which offers shares of Total Return Fund. The Statement of Additional Information for the Total Return Fund, dated March 8, 2000, is available upon request. The Prospectus, Prospectus Supplements and Statement of Additional Information for Total Return Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. The Prospectus dated March 8, 2000 and Prospectus Supplements dated March 27, 2000, August 28, 2000 and August 30, 2000 and the Statement of Additional Information dated March 8, 2000 for International Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office
Box 8098, Philadelphia, PA 19101, or by calling (800) 225-1852.

                       SPECIAL MEETING OF SHAREHOLDERS OF

                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.


                        TO BE HELD ON APRIL 19, 2001 AT:


                        GATEWAY CENTER THREE, 14TH FLOOR
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION


    This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Prudential International Bond Fund, Inc. (International Fund) to be used at the Special Meeting of Shareholders of International Fund and at any adjournments of the Special Meeting (the Meeting), to be held on Thursday, April 19, 2001 at 9:00 a.m. Eastern time at Gateway Center Three, 14th Floor, 100 Mulberry Street, Newark, New Jersey 07102.



    The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by first mailing this Proxy Statement and the accompanying proxy card on or about March 16, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of International Fund. In addition, Georgeson Shareholder Communications Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of International Fund. Solicitation fees and expenses are estimated to be $130,000. The expenses of the Reorganization and the solicitation of proxies will be borne by Prudential Global Total Return Fund, Inc. (Total Return Fund) and International Fund (each, a Fund, and collectively, the Funds) in proportion to their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation materials to the shareholders of International Fund. Any expenses related to the Reorganization incurred subsequent to the Reorganization will be borne solely by Total Return Fund.


    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by the International Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

    All proxy cards that are properly completed and received by the Secretary of International Fund before the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. Only proxies that are actually voted will be counted toward establishing a quorum, which is the minimum number of shares necessary to transact business at the Meeting. One-third of International Fund's outstanding shares constitutes a quorum for the transaction of business.

    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented by the proxy will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a vote against Proposal
No. 1.

    International Fund also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by International Fund and Total Return Fund in proportion to their respective assets. If International Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone or via the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. An adjournment will require the affirmative vote of a majority of shares present at the Meeting or represented by proxy, so abstentions and broker non-votes will not be counted towards this vote. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST the Proposal, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on the Reorganization described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.



    On February 16, 2001, there were 8,270,090 Class A shares, 281,015 Class B shares, 23,885 Class C shares and 439,302 Class Z shares issued and outstanding for International Fund. Shareholders of record at the close of business on February 16, 2001, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share (each fractional share is entitled to a proportionate fractional vote) held on that date. The following shareholders held 5% or more of the class of shares indicated of International Fund on February 16, 2001:



                                                                            CLASS     NUMBER OF SHARES
NAME                                                    ADDRESS           OF SHARES     (% OF CLASS)
----                                            -----------------------   ---------   ----------------
Prudential Securities C/F                       6426 Canterbury Dr.           B         20,368 (7.2%)
IRA Rollover DTD 5/21/96                        Hudson, OH 44236
Mr. Mark F. Joyce

Mrs. Kathleen B. Collins TTEE                   340 Holloway Rd.              B         14,525 (5.2%)
Kathleen B. Collins Rev Lvg Tr                  Ballwin, MO 63011
UA DTD 01/09/97

Prudential Securities C/F                       59503 Cary                    B         15,491 (5.5%)
Mr. Gerald L. Wehmueller                        Chapel Hill, NC 27514
IRA Rollover DTD 06/03/97

Prudential Securities C/F                       560 W. Oak Road               C         2,703 (11.3%)
Barbara J. Golla                                Vineland, NJ 08360
Vineland Anesthia Consult PC
SEP DTD 00/00/00

Prudential Securities C/F                       7483 Lime Hollow Dr. SE       C           5,651 (24%)
Dr. John F. Butzer MD                           Grand Rapids, MI 49546
IRA DTD 12/18/97

Prudential Securities C/F                       2256 Ridgewood Ave. SE        C          1,537 (6.4%)
Ms. Martha D. Lecuru                            Grand Rapids, MI 49546
IRA DTD 12/17/97

Prudential Securities C/F                       4274 Castle Dr. SE            C         2,722 (11.3%)
Mr. Thomas F. Hauck                             Grand Rapids, MI 49546
IRA DTD 12/17/97

Mr. John C. Galloway                            4265 Rose Creek Road          C           3,017 (13%)
Mrs. Laura V. Galloway CO-TTEES                 Roseville, CA 95747
The Galloway Family Trust
UA DTD 03/17/97

                                                                            CLASS     NUMBER OF SHARES
NAME                                                    ADDRESS           OF SHARES     (% OF CLASS)
----                                            -----------------------   ---------   ----------------
Prudential Trust Company                        8000 Cooper Ave.              C          2,035 (8.5%)
FBO Collegiate Bookstores                       Building 19
                                                Glendale, NY 11385

Prudential Bank & Trust C/F                     6157 Fruitwood Ln             Z         23,483 (5.3%)
Susie A. Mallavia                               Pocatello, ID 83204
IRA DTD 01/05/00



    On February 16, 2001, there were 28,806,884 Class A shares, 856,698 Class B shares, 55,905 Class C shares and 1,474,497 Class Z shares issued and outstanding for Total Return Fund. Shareholders of Total Return Fund are not entitled to vote on this matter. The following shareholders held 5% or more of the class of shares of Total Return Fund indicated on February 16, 2001:



                                                                             CLASS     NUMBER OF SHARES
NAME                                                    ADDRESS            OF SHARES     (% OF CLASS)
----                                           -------------------------   ---------   ----------------
Ms. Betty J. Hewitt, Ms. Gayleen Weller        7299 Flamingo St                C         7,042 (12.6%)
Co-Ttees, Ms. Marion E. Hurley                 Algonac, MI 48001-4131
Marion E. Hurley Revoc Trust UA DTD 2/28/90

Mrs. Pamella B. Thayer TTEE                    2938 Cherry Ln                  C          4,678 (8.4%)
Pamella B. Thayer Trust UA DTD 1/13/97         Northbrook, IL 60062-4312

Prudential Trust Company                       4605 Wedgewood Blvd             C          12,209 (22%)
FBO Metropolitan Steel Inc.                    Frederick, MN 21703-0000



    As of February 16, 2001, the Directors and officers of both International Fund and Total Return Fund owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares. Prudential intends to vote any shares for which it has direct voting authority FOR the Proposal.


VOTE REQUIRED

    APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY OF THE COMMON STOCK OF INTERNATIONAL FUND. APPROVAL OF THE REORGANIZATION BY THE SHAREHOLDERS OF TOTAL RETURN FUND IS NOT REQUIRED, AND THE AGREEMENT IS NOT BEING SUBMITTED FOR THEIR APPROVAL.

                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of International Fund and Total Return Fund, which are incorporated into this Proxy Statement by reference. Shareholders should read the Proxy Statement and the Prospectus of Total Return Fund for more complete information.

    The Reorganization would transfer the assets and liabilities of International Fund to Total Return Fund, a mutual fund also managed by Prudential Investments Fund Management LLC (PIFM). If the Reorganization is approved, International Fund will be liquidated and current shareholders of International Fund will become shareholders of Total Return Fund instead.

INVESTMENT OBJECTIVES AND POLICIES

    International Fund and Total Return Fund have the same investment objective and substantially similar investment policies. Both Fund's objectives are "to seek total return, made up of current income and capital appreciation". Both Funds have the same Manager (PIFM) and the same investment adviser, The Prudential Investment Corporation (PIC). The portfolio managers of both Funds are the Global Bond Team, led by David Bessey and Steve Koomar (both having begun managing each Fund as of March 2000).

The address of PIFM is Gateway Center Three, 14th Floor, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    One benchmark for both International Fund and Total Return Fund is the Lipper Global Income Funds average (the Lipper average). Both Funds also compare their performance to that of the J.P. Morgan Government Bond Index.

    International Fund pays any dividends from net investment income typically every month. Total Return Fund pays any dividends from net investment income typically every quarter. Net realized capital gains for both Funds, if any, are distributed annually.

    The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the Fund. There can be no assurance that either International Fund or Total Return Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES


    International Fund and Total Return Fund have similar investment strategies. International Fund normally invests at least 65% of its total assets in income-producing debt securities of issuers in at least 3 different countries, excluding the United States. Total Return Fund normally invests at least 65% of its total assets in income-producing debt securities of the U.S. and foreign governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. Effective April 30, 2001, Total Return Fund's Board has authorized corporate debt securities to be included in this 65% test. International Fund invests up to 30% of its assets in securities denominated in a particular currency. Total Return Fund generally invests up to 40% of its assets in a particular currency (except for the euro, in which the Total Return Fund may invest up to 65%). The Board of Total Return Fund has approved the elimination of any specific limit on the Fund's investment in foreign currencies, to take effect on April 30, 2001.



    Total Return Fund currently maintains dollar-weighted average maturity of not more than 10 years. International Fund's debt obligations have a dollar-weighted average maturity of between 3 and 15 years, but may go below 3 years for temporary defensive purposes. Total Return Fund's Board has approved a change to an average duration to be within a range of 2 to 7 years. Duration measures the potential of the price of a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. It incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Currently, each Fund can invest up to 15% of its total assets in non-investment grade debt, or "junk" bonds (none rated lower than B). However, the Board of Total Return Fund has approved an increase in that limit to 35% of that Fund's total assets and to allow investment in with a minimum rating of C. This change will not occur until April 30, 2001.


    The investment restrictions of the Funds are substantially similar.

COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

    International Fund and Total Return Fund are both nondiversified funds. This means that each Fund may invest more than 5% of its total assets in the securities of a single issuer.

BORROWING


    Each Fund may borrow money for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. Neither Fund may borrow money in an amount exceeding 20% of its total assets and no Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets.


LENDING

    Neither Fund may make loans, except through repurchase agreements and the purchase of debt obligations and bank deposits.

ILLIQUID SECURITIES

    Each Fund may invest in illiquid securities, including those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS


    Although PIC normally invests each Fund's assets according to the Fund's investment strategy, there are times when each Fund may temporarily invest up to 100% of its assets in U.S. Treasury or other U.S. dollar-denominated securities or money market instruments in response to adverse market, economic or political conditions. Investing heavily in these securities is not consistent with the Funds' investment strategy and may limit the Funds' ability to achieve their investment objective.


    For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

EXPENSE STRUCTURES


    Currently, International Fund and Total Return Fund each pay a monthly management fee to PIFM at an annual rate of .75% of average daily net assets. The management fee covers PIFM's oversight of the Fund's respective investment portfolios. PIFM also administers each Fund's business affairs and furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers of PIFM serve as officers and Directors of the Funds without compensation by the Funds.



    The Funds' distribution expense structures are the same. Prudential Investment Management Services LLC (PIMS or the Distributor), the Funds' Distributor, has contractually agreed to waive a portion of the distribution and service (12b-1) fee to limit fees for the fiscal year ended December 31, 2000 payable by Class A shares of both Funds to .25 of 1% of average net assets and has contractually agreed to waive a portion of the distribution and service (12b-1) fee of the Class B and Class C shares of both Funds so that they are limited to .75 of 1% of average net assets. The contractual waivers for Total Return Fund extend through December 31, 2001. Effective August 23, 2000, in contemplation of the Reorganization, PIMS voluntarily agreed to waive a portion of its distribution and service (12b-1) fee for International Fund's Class B and Class C shares so that it is limited to .25 of 1% of average daily net assets. The Funds have the same purchase procedures, exchange rights and redemption procedures.


    Overall, the proposed Reorganization would provide International Fund shareholders with the following benefits:

    - the opportunity to participate in a fund with a better long-term performance record;

    - investment in a fund with an investment objective and policies similar to International Fund's investment objective and policies;

    - increased economies of scale; and

    - annual operating expenses that are estimated to be lower than those of International Fund.

    THE BOARD OF DIRECTORS BELIEVES THAT THE REORGANIZATION WILL BENEFIT INTERNATIONAL FUND SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE REORGANIZATION.

THE PROPOSED REORGANIZATION


    Shareholders of International Fund will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Total Return Fund of all of the assets of International Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Total Return Fund and the assumption by Total Return Fund of the liabilities of International Fund. Class A, Class B, Class C and Class Z shares of Total Return Fund will be distributed to International Fund Class A, Class B, Class C and Class Z shareholders, so that each shareholder will receive the number of full and fractional shares of Total Return Fund equal in value to the aggregate net asset value of the shareholder's shares of International Fund on or about Friday, April 27, 2001 (the Closing Date). The exchange of International Fund's assets, subject to its liabilities, for Total Return Fund's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on the Closing Date or such other time and date as the parties may agree. International Fund will then be liquidated as soon as practicable after the Closing Date. International Fund also will file an application on Form N-8F with the Commission to deregister as an investment company. Approval of the Reorganization will be determined solely by approval of the shareholders of International Fund. No vote by shareholders of Total Return Fund is required.


    The Funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to either International Fund, Total Return Fund, or the shareholders of each Fund. The rights and privileges of the former shareholders of International Fund will be effectively unchanged by the Reorganization.

FUND OPERATING EXPENSES

    Each Fund pays a management fee to PIFM for managing its investments and business affairs which is calculated and paid to PIFM every month. International Fund's Management Agreement provides for payment to PIFM at an annual rate of
 .75% of average daily net assets up to $1 billion and .70% of such assets in excess of $1 billion. Total Return Fund's Management Agreement provides for payment to PIFM at an annual rate of .75% of average daily net assets up to $500 million, .70% of such assets between $500 million and $1 billion and .65% of such assets in excess of $1 billion. PIFM, in turn, pays the investment adviser, PIC, at the annual rate of .375% of average daily net assets up to $1 billion and .333% of such assets over $1 billion for International Fund, and .375% of average daily net assets up to $500 million, .333% of such assets between $500 million and $1 billion and .293% of such assets over $1 billion for Total Return Fund for providing advisory services to Total Return Fund.


    In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. If shareholders approve the Reorganization, the combined fund will retain Total Return Fund's expense structure. ASSUMING CONTINUATION OF TOTAL RETURN FUND'S CURRENT EXPENSE STRUCTURE, CONTRACTUAL FEE WAIVERS AND REDUCED ANNUAL OPERATING EXPENSES FOR A LARGER TOTAL RETURN FUND, IT IS ESTIMATED THAT SHAREHOLDERS OF ALL SHARE CLASSES WOULD ENJOY LOWER NET OPERATING EXPENSES. THIS EXPENSE STRUCTURE IS EXPECTED TO DECREASE THE TOTAL OPERATING EXPENSES CURRENTLY INCURRED BY CLASS A SHAREHOLDERS OF INTERNATIONAL FUND FROM 2.04% TO 1.59% OF AVERAGE NET ASSETS, FROM 2.54% TO 2.09% OF AVERAGE NET ASSETS FOR CLASS B AND CLASS C SHAREHOLDERS AND FROM 1.79% TO 1.34% OF AVERAGE NET ASSETS FOR CLASS Z SHAREHOLDERS, BASED ON EXPENSES INCURRED FOR THE YEAR ENDED

DECEMBER 31, 2000. However, if the proposed Reorganization is not approved, International Fund is expected to maintain its current fee structure, although there can be no assurance that waivers of a portion of the distribution and service fees would continue. For more information about the Funds' current fees, refer to their Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Reorganization is approved.


COMPARATIVE FEE TABLES


    The following table shows the fees and expenses of Class A, Class B, Class C and Class Z shares of International Fund and Total Return Fund for the fiscal years ended December 31, 2000 and pro forma fees for the combined fund based on the same time periods after giving effect to the Reorganization, including the effect of PIMS's contractual expense waivers previously described and the increased size of the combined fund.


    Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of each Fund for the 12-month periods ended December 31, 2000 for each Fund, and are calculated as a percentage of average net assets of each Fund.

CLASS A SHARES


                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS A SHARES      CLASS A SHARES      CLASS A SHARES
SHAREHOLDER FEES                               ------------------   -----------------   -----------------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price).....................................           4%                  4%                  4%
Maximum deferred sales charge (load) (as a
  percentage of the lower of original
  purchase price or sale proceeds)...........         None                None                None
Maximum sales charge (load) imposed on
  reinvested dividends and other
  distributions..............................         None                None                None
Redemption fees..............................         None                None                None
Exchange fee.................................         None                None                None



                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS A SHARES      CLASS A SHARES      CLASS A SHARES
ANNUAL FUND OPERATING EXPENSES                 ------------------   -----------------   -----------------
Management fees..............................          .75%                .75%                .75%
+ Distribution and service (12b-1) fees......          .30%                .30%                .30%
+ Other expenses.............................         1.04%                .62%                .59%
= Total annual operating expenses............         2.09%               1.67%               1.64%
 -  Fee waiver...............................          .05%                .05%                .05%
= NET ANNUAL OPERATING EXPENSES..............         2.04%               1.62%               1.59%

CLASS B SHARES


                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS B SHARES      CLASS B SHARES      CLASS B SHARES
SHAREHOLDER FEES                               ------------------   -----------------   -----------------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price).....................................         None                None                None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original
  purchase price or sale proceeds)...........           5%                  5%                  5%
Maximum sales charge (load) imposed on
  reinvested dividends and other
  distributions..............................         None                None                None
Redemption fees..............................         None                None                None
Exchange fee.................................         None                None                None



                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS B SHARES      CLASS B SHARES      CLASS B SHARES
ANNUAL FUND OPERATING EXPENSES                 ------------------   -----------------   -----------------
Management fees..............................          .75%                .75%                .75%
+ Distribution and service (12b-1) fees......         1.00%               1.00%               1.00%
+ Other expenses.............................         1.04%                .62%                .59%
= Total annual operating expenses............         2.79%               2.37%               2.34%
 -  Fee waiver...............................          .25%                .25%                .25%
= NET ANNUAL OPERATING EXPENSES..............         2.54%               2.12%               2.09%


CLASS C SHARES


                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS C SHARES      CLASS C SHARES      CLASS C SHARES
SHAREHOLDER FEES                               ------------------   -----------------   -----------------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price).....................................           1%                  1%                  1%
Maximum deferred sales charge (load) (as a
  percentage of the lower of original
  purchase price or sale proceeds)...........           1%                  1%                  1%
Maximum sales charge (load) imposed on
  reinvested dividends and other
  distributions..............................         None                None                None
Redemption fees..............................         None                None                None
Exchange fee.................................         None                None                None



                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS C SHARES      CLASS C SHARES      CLASS C SHARES
ANNUAL FUND OPERATING EXPENSES                 ------------------   -----------------   -----------------
Management fees..............................          .75%                .75%                .75%
+ Distribution and service (12b-1) fees......         1.00%               1.00%               1.00%
+ Other expenses.............................         1.04%                .62%                .59%
= Total annual operating expenses............         2.79%               2.37%               2.34%
 -  Fee waiver...............................          .25%                .25%                .25%
= NET ANNUAL OPERATING EXPENSES..............         2.54%               2.12%               2.09%

CLASS Z SHARES


                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS Z SHARES      CLASS Z SHARES      CLASS Z SHARES
SHAREHOLDER FEES                               ------------------   -----------------   -----------------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price).....................................         None                None                None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original
  purchase price or sale proceeds)...........         None                None                None
Maximum sales charge (load) imposed on
  reinvested dividends and other
  distributions..............................         None                None                None
Redemption fees..............................         None                None                None
Exchange fee.................................         None                None                None



                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS Z SHARES      CLASS Z SHARES      CLASS Z SHARES
ANNUAL FUND OPERATING EXPENSES                 ------------------   -----------------   -----------------
Management fees..............................          .75%                .75%                .75%
+ Distribution and service (12b-1) fees......          None                None                None
+ Other expenses.............................         1.04%                .62%                .59%
= Total annual operating expenses............         1.79%               1.37%               1.34%
 -  Fee waiver...............................          None                None                None
= NET ANNUAL OPERATING EXPENSES..............         1.79%               1.37%               1.34%


EXAMPLES OF THE EFFECT OF FUND EXPENSES

    The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (Combined Fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

CLASS A SHARES


                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS A SHARES      CLASS A SHARES      CLASS A SHARES
                                               ------------------   -----------------   -----------------
1 Year.......................................        $  599              $  558              $  555
3 Years......................................        $1,024              $  901              $  892
5 Years......................................        $1,474              $1,267              $1,252
10 Years.....................................        $2,720              $2,293              $2,262


CLASS B SHARES


                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS B SHARES      CLASS B SHARES      CLASS B SHARES
                                               ------------------   -----------------   -----------------
1 Year.......................................        $  757              $  715              $  712
3 Years......................................        $1,142              $1,016              $1,007
5 Years......................................        $1,552              $1,343              $1,328
10 Years.....................................        $2,855              $2,431              $2,400

CLASS C SHARES


                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS C SHARES      CLASS C SHARES      CLASS C SHARES
                                               ------------------   -----------------   -----------------
1 Year.......................................        $  455              $  413              $  410
3 Years......................................        $  933              $  808              $  799
5 Years......................................        $1,538              $1,330              $1,315
10 Years.....................................        $3,170              $2,760              $2,730


CLASS Z SHARES


                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS Z SHARES      CLASS Z SHARES      CLASS Z SHARES
                                               ------------------   -----------------   -----------------
1 Year.......................................        $  182              $  139              $  136
3 Years......................................        $  563              $  434              $  425
5 Years......................................        $  970              $  750              $  734
10 Years.....................................        $2,105              $1,646              $1,613



    You would pay the following expenses on the same investment if you did not sell your shares:



CLASS A SHARES



                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS A SHARES      CLASS A SHARES      CLASS A SHARES
                                               ------------------   -----------------   -----------------
1 Year.......................................        $  599              $  558              $  555
3 Years......................................        $1,024              $  901              $  892
5 Years......................................        $1,474              $1,267              $1,252
10 Years.....................................        $2,720              $2,293              $2,262



CLASS B SHARES



                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS B SHARES      CLASS B SHARES      CLASS B SHARES
                                               ------------------   -----------------   -----------------
1 Year.......................................        $  257              $  215              $  212
3 Years......................................        $  842              $  716              $  707
5 Years......................................        $1,452              $1,243              $1,228
10 Years.....................................        $2,855              $2,431              $2,400



CLASS C SHARES



                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS C SHARES      CLASS C SHARES      CLASS C SHARES
                                               ------------------   -----------------   -----------------
1 Year.......................................        $  355              $  313              $  310
3 Years......................................        $  933              $  808              $  799
5 Years......................................        $1,538              $1,330              $1,315
10 Years.....................................        $3,170              $2,760              $2,730

CLASS Z SHARES



                                                                                        TOTAL RETURN FUND
                                                                                            PRO FORMA
                                               INTERNATIONAL FUND   TOTAL RETURN FUND       COMBINED
                                                 CLASS Z SHARES      CLASS Z SHARES      CLASS Z SHARES
                                               ------------------   -----------------   -----------------
1 Year.......................................        $  182              $  139              $  136
3 Years......................................        $  563              $  434              $  425
5 Years......................................        $  970              $  750              $  734
10 Years.....................................        $2,105              $1,646              $1,613


    These examples assume that all dividends and other distributions are reinvested. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

PRO FORMA CAPITALIZATION AND RATIOS

    The following table shows the capitalization of International Fund and the Total Return Fund as of December 31, 2000 and the pro forma combined capitalization as if the Reorganization had occurred on December 31, 2000.


                                                                                      TOTAL RETURN FUND
                                                       INTERNATIONAL   TOTAL RETURN       PRO FORMA
                                                           FUND            FUND           COMBINED
                                                       -------------   ------------   -----------------
Net Assets (000s)
  Class A............................................     $51,239        $208,101         $259,340
  Class B............................................     $ 1,736        $  6,145         $  7,881
  Class C............................................     $   144        $    424         $    568
  Class Z............................................     $ 2,760        $ 10,551         $ 13,311
Net Asset Value per share
  Class A............................................     $  6.10        $   7.10         $   7.10
  Class B............................................     $  6.14        $   7.10         $   7.10
  Class C............................................     $  6.14        $   7.10         $   7.10
  Class Z............................................     $  6.12        $   7.10         $   7.10
Shares Outstanding (000s)
  Class A............................................       8,395          29,326           36,543
  Class B............................................         283             865            1,110
  Class C............................................          23              60               80
  Class Z............................................         451           1,485            1,874



    The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets of International Fund and Total Return Fund for the fiscal year ended December 31, 2000, including the Distributor's contractual agreement to limit distribution and service (12b-1) fees for Class A, Class B and Class C shares. The ratios also are shown on a pro forma combined basis as of December 31, 2000.



                                                                                      TOTAL RETURN FUND
                                                       INTERNATIONAL   TOTAL RETURN       PRO FORMA
                                                           FUND            FUND           COMBINED
                                                       -------------   ------------   -----------------
Ratio of expenses to average net assets
  Class A............................................      2.04%          1.62%             1.59%
  Class B............................................      2.54%          2.12%             2.09%
  Class C............................................      2.54%          2.12%             2.09%
  Class Z............................................      1.79%          1.37%             1.34%
Ratio of net investment income to average net assets
  Class A............................................      5.25%          5.74%             5.75%
  Class B............................................      4.90%          5.24%             5.27%
  Class C............................................      4.94%          5.29%             5.31%
  Class Z............................................      5.49%          5.98%             6.00%

PERFORMANCE COMPARISONS OF THE FUNDS


TOTAL RETURN FUND




EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS* (CLASS A SHARES)

1991  10.91%
1992  -0.68%
1993  18.12%
1994  -6.78%
1995  25.45%
1996  13.15%
1997   4.55%
1998   8.92%
1999  -3.95%
2000   3.49%

BEST QUARTER: 11.06% (1st quarter of 1995) WORST QUARTER: -6.79% (3rd quarter of
1992)
*THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO.




INTERNATIONAL FUND




EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS* (CLASS A SHARES)

1991  10.45%
1992  -0.08%
1993  18.38%
1994  -5.62%
1995  25.14%
1996  14.02%
1997   3.62%
1998   8.00%
1999  -4.27%
2000   2.82%

BEST QUARTER: 10.59% (1st quarter of 1995) WORST QUARTER: -5.20% (3rd quarter of
1992)
*THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO.



    The following table compares each Fund's average annual total returns for the one, five and ten years ended December 31, 2000. Average annual total returns include the deduction of applicable sales charges, are based on past results and are not an indication of future performance.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS A SHARES)

                       (PERIODS ENDED DECEMBER 31, 2000)

                                                      1 YEAR*       5 YEARS*   10 YEARS*   SINCE INCEPTION*
                                                   --------------   --------   ---------   ----------------
International Fund...............................          -1.29%    3.81%       6.41%      7.11% (7-31-87)
Total Return Fund................................           -.65%    4.22%       6.46%      8.56% (7-07-86)

------------------------

* If the Fund's Distributor had not waived a portion of its fees during the periods shown, total returns would have been lower.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS B SHARES)

                       (PERIODS ENDED DECEMBER 31, 2000)


                                                                 1 YEAR*       SINCE INCEPTION*
                                                              --------------   ----------------
International Fund..........................................          -2.46%   3.94% (1-15-96)
Total Return Fund...........................................          -2.18%   4.23% (1-15-96)


------------------------

* If the Fund's Distributor had not waived a portion of its fees during the periods shown, total returns would have been lower.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS C SHARES)

                       (PERIODS ENDED DECEMBER 31, 2000)


                                                              1 YEAR*    SINCE INCEPTION*
                                                              --------   ----------------
International Fund..........................................    .52%     3.90% (1-15-96)
Total Return Fund...........................................    .79%     4.19% (1-15-96)


------------------------

* If the Fund's Distributor had not waived a portion of its fees during the periods shown, total returns would have been lower.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS Z SHARES)


                       (PERIODS ENDED DECEMBER 31, 2000)


                                                               1 YEAR    SINCE INCEPTION
                                                              --------   ---------------
International Fund..........................................   3.27%     3.13% (3-17-97)
Total Return Fund...........................................   3.78%     3.76% (3-17-97)

                      COMPARISON OF PRINCIPAL RISK FACTORS

    As described more fully above, each Fund has the same investment objectives and substantially similar investment policies and permissible investments. Because each Fund normally invests in similarly-rated income-producing debt securities, the Funds have substantially similar levels of risk. These risks include market risk, credit risk and interest rate risk.

    Both Funds may also use investment strategies such as derivatives that involve above average risks. The Funds may use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Both Funds may borrow for investment purposes, i.e., use "leverage". Leverage risk is the risk associated with investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.


    Like any mutual fund, an investment in either International Fund or Total Return Fund could lose value. For a more complete discussion of the risks associated with either Fund, please refer to the "Risk/ Return Summary" and the section entitled "Investment Risks" in each Fund's Prospectus.


                        OPERATIONS OF TOTAL RETURN FUND
                          FOLLOWING THE REORGANIZATION


    PIFM and PIC do not expect Total Return Fund to revise its investment policies, management or general investment approach as a result of the Reorganization. The Board of Total Return Fund has approved certain changes to that Fund's investment policies summarized in "Principal Investment Strategies" above. However, these changes will be implemented regardless of whether the Reorganization is approved. In addition, David Bessey and Steve Koomar, together with a global team of professionals, will continue to serve as co-portfolio managers of Total Return Fund following the Reorganization. The agents that provide Total Return Fund with services, such as its Custodian and Transfer Agent, which also provide these services to International Fund, are not expected to change. The Directors and officers of the respective Funds are the same.


    All of the current investments of International Fund are permissible investments for Total Return Fund. Nevertheless, PIC may sell securities held by International Fund or Total Return Fund between shareholder approval and the Closing Date of the Reorganization as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the Reorganization. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Total Return Fund.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

PURCHASING SHARES

    The price to buy one share of each Fund is each Fund's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B, Class C and Class Z shares.

    The Class A shares you receive in the Reorganization are not subject to a front-end sales charge although additional purchases after the Reorganization will be subject to the Total Return Fund Class A sales charge schedule (which is the same as that for International Fund Class A shares).

    The contingent deferred sales charge (CDSC) imposed on Class B shares of International Fund is identical to that charged by Total Return Fund. Class B shares are sold with a 5% CDSC that declines over seven years. Each CDSC declines by 1% every year with Class B shares automatically converting to Class A shares (which have a lower 12b-1 fee) approximately seven years after they are purchased.

    The sales charge imposed on Class C shares of Total Return Fund is identical to that charged by International Fund. Class C shares are sold with a 1% front-end load and a 1% CDSC for shares redeemed within 18 months of purchase.

    The Class B or Class C shares you receive in the Reorganization will be subject to the identical CDSC that is applicable to your International Fund investment. In other words, the contingent deferred sales charge will be calculated from the first day of the month after your purchase of shares of International Fund, exclusive of any time during which you may have been invested in a money market fund.

    Both Funds also offer Class Z shares, which are sold without either a front-end load or a CDSC and are available only to a limited group of investors.

    You will receive the same class of shares in Total Return Fund that you own in International Fund. Shares in both Funds are purchased at the next NAV calculated after your investment is received and accepted. Each Fund's NAV is normally calculated each business day at 4:15 p.m., New York time. Refer to each Fund's Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

    The redemption policies for each Fund are identical. Your shares will be sold at the next NAV, less any applicable CDSC imposed on Class B and Class C shares, calculated after your order is received and accepted. Refer to each Fund's Prospectus for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS

    For both Funds, the minimum initial investment amount is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum additional investment amount is $100. There is no minimum investment for Class Z shares.

PURCHASES AND REDEMPTIONS OF INTERNATIONAL FUND

    On August 28, 2000, International Fund stopped accepting orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings programs and plans (excluding IRA accounts). International Fund shareholders may continue to acquire shares through dividend reinvestment.

    Shareholders of International Fund may redeem shares of International Fund through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Total Return Fund.

EXCHANGES OF FUND SHARES


    The exchange privilege currently offered by each Fund is the same and is not expected to change after the Reorganization. Shareholders of the Funds may exchange their shares for shares of the same class of any other Prudential Mutual Fund. If you wish to exchange into a money market fund, you must exchange into Special Money Market Fund, Inc. During the time you are invested in Special Money Market Fund, Inc., the calculation of contingent deferred sales charge is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.


DIVIDENDS AND OTHER DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. International Fund pays any dividends from net investment income typically every month. Total Return Fund pays any dividends from net investment income typically every quarter. Net realized capital gains for both Funds, if any, are distributed annually. On or before the Closing Date, International Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gains.

             FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION


    Each Fund has received an opinion of outside counsel that the Reorganization will constitute a tax-free reorganization within the meaning of Section
368(a) of the Internal Revenue Code of 1986, as amended (the Internal Revenue
Code). Accordingly, no gain or loss will be recognized by the Funds or their shareholders as a result of the Reorganization. Please see the section entitled "The Proposed Transaction -- Federal Income Tax Considerations" for more information.


    During the period between shareholder approval and the Closing Date, PIC may sell certain securities to make portfolio adjustments to International Fund and Total Return Fund in connection with the Reorganization. Selling these securities may result in realization of capital gains, which, when distributed, would be taxable to the selling Fund's shareholders.

                            THE PROPOSED TRANSACTION

REORGANIZATION PLAN

    The Agreement and Plan of Reorganization describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix A to this Proxy Statement.

    The Agreement contemplates (a) Total Return Fund acquiring as of the Closing Date all of the assets of International Fund in exchange solely for shares of Total Return Fund and the assumption by Total Return Fund of International Fund's liabilities; and (b) the distribution of shares of Total Return Fund to the shareholders of International Fund as provided for in the Agreement.

    The assets of International Fund to be acquired by Total Return Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims and other property owned by International Fund, and any deferred or prepaid expenses shown as an asset on the books of International Fund on the Closing Date. Total Return Fund will assume from International Fund all liabilities, debts and obligations of International Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date and whether or not specifically referred to in the Agreement; provided, however, that International Fund will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

    Total Return Fund will deliver to International Fund the number of full and fractional shares of Total Return Fund having an aggregate net asset value equal to the value of the assets of International Fund less the liabilities of International Fund as of the Closing Date. International Fund will then distribute the Total Return Fund shares PRO RATA to its shareholders, Class A shares for Class A shares, Class B shares for Class B shares, Class C shares for Class C shares and Class Z shares for Class Z shares.

    The value of International Fund's assets to be acquired by Total Return Fund and the amount of its liabilities to be assumed by Total Return Fund will be determined as of the close of business on the Closing Date, using the valuation procedures set forth in International Fund's Prospectus and Statement of Additional Information. The net asset value of a share of Total Return Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

    As of the Closing Date, International Fund will distribute to its shareholders of record the shares of Total Return Fund it receives, so that each International Fund shareholder will receive the number of full and fractional shares of Total Return Fund equal in value to the aggregate net asset value of shares of International Fund held by such shareholder on the Closing Date. International Fund will then be terminated as soon as practicable. The distribution of shares of Total Return Fund will be accomplished by opening accounts on the books of Total Return Fund in the names of the International Fund shareholders and by transferring to such accounts shares of Total Return Fund. Each International Fund shareholder's account will be credited with the respective PRO RATA number of full and fractional shares of Total Return Fund due that shareholder. If requested, Total Return Fund will issue certificates representing its shares only upon surrender of shares of International Fund.

    Immediately after the Reorganization, each former International Fund shareholder will own shares of Total Return Fund equal to the aggregate net asset value of that shareholder's shares of International Fund immediately prior to the Reorganization. The net asset value per share of Total Return Fund will not be affected by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

    Any transfer taxes payable upon issuance of shares of Total Return Fund in a name other than that of the registered holder of the shares on the books of International Fund as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of International Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which International Fund is terminated.

    The completion of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

    The Board of Directors (the Boards) of each Fund have each determined that the Reorganization is in the best interests of the shareholders of their respective Fund and that the Reorganization will not result in a dilution of the interests of shareholders of either Fund.

    In considering the Reorganization, the Boards each considered a number of factors, including the following:

    - the compatibility of the Funds' investment objectives, policies and restrictions;

    - the relative past and current growth in assets and investment performance of the Funds and future prospects for Total Return Fund;

    - expense structures and expense ratios;

    - portfolio composition;

    - the estimated costs of the Reorganization;

    - affiliation issues;

    - the tax consequences of the Reorganization; and

    - the benefits to the shareholders of the Funds.

    PIFM and PIC recommended the Reorganization to the Boards at the meeting of the Boards held on August 23, 2000. In recommending the Reorganization, PIFM and PIC advised the Boards that the Funds have similar investment objectives, policies and investment portfolios. PIFM and PIC informed the Boards that the Funds differed primarily with respect to the Funds' net asset sizes. The Boards of the two Funds are comprised of the same individuals.


    The Board considered that, if the Reorganization is approved, shareholders of International Fund would likely incur lower total combined fund operating expenses. It is expected that if the Reorganization is consummated, total operating expenses would be lowered from 2.04% to 1.59% of average daily net assets for Class A shares, from 2.54% to 2.09% of average daily net assets for Class B and Class C shares, and from 1.79% to 1.34% of average daily net assets for Class Z shares, based on results for the fiscal year ended December 31, 2000 without taking into consideration PIMS's voluntary agreement to limit distribution and service (12b-1) fees for Class B and Class C shares to .25% of average net assets.


DESCRIPTION OF THE SECURITIES TO BE ISSUED

    Total Return Fund was incorporated in Maryland on May 6, 1986 originally as a nondiversified and closed-end management investment company. The Fund is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided equally into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class of common stock represents an interest in the same assets of Total Return Fund and is identical in all respects except that:

    - each class is subject to different sales charges and distribution and/or service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

    - each class has a different exchange privilege;

    - only Class B shares have a conversion feature whereby Class B shares held for at least 6 years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase; and

    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of Total Return Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the shareholder. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Total Return Fund's Prospectus.

    Total Return Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Under the Investment Company Act of 1940 (the 1940 Act), shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of the Fund's outstanding shares.

FORMS OF ORGANIZATION

    International Fund was originally a nondiversified, closed-end management investment company, which was organized as a Maryland corporation on April 20, 1987. It operated as a closed-end fund prior to January 15, 1996. On
December 6, 1995, shareholders approved open-ending the Fund, and since
January 15, 1996, International Fund has operated as an open-end fund. International Fund is authorized to issue 2 billion shares of common stock, $.01 per share, divided equally into four classes.


    Total Return Fund also was originally a nondiversified, closed-end management investment company, which was organized as a Maryland corporation on May 6, 1986. It operated as a closed-end fund prior to January 15, 1996. On December 6, 1995, shareholders approved open-ending the Fund, and since
January 15, 1996, Total Return Fund has operated as an open-end fund. Total Return Fund is authorized to issue 2 billion shares of common stock, par value $.01 per share, divided equally into four classes.



    Both International Fund and Total Return Fund are Maryland corporations and the rights of their shareholders are governed by their Articles of Incorporation, By-Laws and the Maryland General Corporation Law. Because the Funds are both organized as Maryland corporations under substantially similar Articles of Incorporation, and because each Fund has adopted substantially similar By-laws, the rights of security holders of each Fund under state law and the governing documents would be expected to remain unchanged after the Reorganization.


FEDERAL INCOME TAX CONSIDERATIONS

    The exchange of International Fund's assets for Total Return Fund's shares and the assumption of the liabilities of International Fund by Total Return Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code. The Reorganization will not occur unless the Funds receive an opinion from Gardner, Carton & Douglas, counsel to International Fund and Total Return Fund, based upon representations made by both International Fund and Total Return Fund, substantially to the effect that, for federal income tax purposes:


    (1) The acquisition by Total Return Fund of all of the assets of International Fund in exchange solely for voting shares of Total Return Fund and the assumption by Total Return Fund of International Fund's liabilities, if any, followed by the distribution of Total Return Fund's voting shares by International Fund PRO RATA to its shareholders, as a liquidating distribution, and the liquidation of International Fund pursuant to the Agreement and constructively in exchange for their International Fund shares will constitute a reorganization within the meaning of section 368(a) of the

       Internal Revenue Code, and International Fund and Total Return Fund each will be "a party to a reorganization" within the meaning of section 368(b) of the Code;


    (2) No gain or loss will be recognized by International Fund upon the transfer of all of its assets to Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Total Return Fund and the assumption by Total Return Fund of International Fund's liabilities, if any. In addition, no gain or loss will be recognized by International Fund on the distribution of such shares to the International Fund shareholders in liquidation of International Fund;

    (3) No gain or loss will be recognized by Total Return Fund upon the acquisition of International Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of Total Return Fund and the assumption of International Fund's liabilities, if any;

    (4) International Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B, Class C and Class Z shares of Total Return Fund solely in exchange for and in cancellation of International Fund shares of common stock, as described above and in the Agreement;

    (5) Total Return Fund's basis in the assets acquired from International Fund will be the same as the basis of such assets in the hands of International Fund immediately before the Reorganization, and the holding period of such assets acquired by Total Return Fund will include the holding period thereof when held by International Fund immediately before the Reorganization;

    (6) International Fund shareholders' basis in the Class A, Class B, Class C and Class Z shares of Total Return Fund to be received by them pursuant to the Reorganization will be the same as their respective basis in the Class A, Class B, Class C and Class Z shares of International Fund to be constructively surrendered in exchange therefor; and

    (7) The holding period of Total Return Fund shares to be received by International Fund shareholders will include the period during which International Fund shares to be constructively surrendered in exchange therefor were held; provided such International Fund shares were held as capital assets by those shareholders on the date of the Reorganization.


    Shareholders of International Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization. If the Reorganization occurs, any capital loss carryforwards of International Fund will be limited.


CONCLUSION


    The Agreement and Plan of Reorganization was approved by the Board of Directors of International Fund and Total Return Fund, at meetings held on August 23, 2000 and again on February 28, 2001. The Boards of both Funds determined that the proposed Reorganization is in the best interests of shareholders of each Fund and that the interests of existing shareholders of International Fund and Total Return Fund would not be diluted as a result of the Reorganization. If the Reorganization is not completed, International Fund will continue to engage in business as a registered investment company and the Board of Directors of International Fund will consider other proposals for the Fund, including proposals for the reorganization or liquidation of the Fund.


                 ADDITIONAL INFORMATION ABOUT TOTAL RETURN FUND


    Total Return Fund's Prospectus dated March 8, 2000, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Total Return Fund, including its investment objective and policies, Manager, investment adviser, advisory fees and expenses and procedures for purchasing and redeeming shares. The Prospectus also contains Total Return Fund's financial highlights for the fiscal years ended December 31, 1999. The performance overview is incorporated by reference from Total Return Fund's Annual Report for the year ended
December 31, 2000, which is enclosed with this Proxy Statement. The Annual Report includes Total Return Fund's financial highlights for each of the five years ended December 31, 2000.


                                 MISCELLANEOUS

LEGAL MATTERS


    Certain legal matters in connection with the issuance of Total Return Fund shares have been passed upon by Piper Marbury Rudnick & Wolfe LLP, special Maryland counsel to Total Return Fund. Certain legal and tax matters in connection with the Reorganization will be passed upon by Gardner, Carton & Douglas, counsel to Total Return Fund and International Fund.


INDEPENDENT ACCOUNTANTS


    The financial statements of International Fund and Total Return Fund, included in the Statement of Additional Information which relates to this Proxy Statement, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for International Fund's fiscal year ended December 31, 2000 and Total Return Fund's fiscal year ended December 31, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been included in reliance on their reports given on their authority as experts in auditing and accounting.


AVAILABLE INFORMATION


    Information about the Funds (including the Statements of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. For hours of operation and other information on the operation of the Public Reference Room, call 1-202-942-8090. Reports and other information about the Funds are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained by electronic request at: publicinfo@sec.gov, or by writing the Commission at Public Reference Section, Washington, D.C. 20549-0102. The Commission charges a fee to copy documents.


NOTICE TO BANKS, BROKER-DEALERS AND VOTING DIRECTORS AND THEIR NOMINEES

    Please advise Total Return Fund, in care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS


    Any shareholder of International Fund who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to International Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time (at least 120 days) before the Board of Directors of International Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the International Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. If the Reorganization is approved, it is unlikely that International Fund will hold any more shareholders' meetings.

    The International Fund's By-Laws provide that the Fund will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of International Fund knows of no business to be presented at the Meeting other than the Proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of International Fund.

                                          By order of the Board of Directors,


                                          /s/ Marguerite E. H. Morrison


                                          MARGUERITE E. H. MORRISON

                                          SECRETARY


March 15, 2001


        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


    Agreement and Plan of Reorganization and Liquidation (Agreement) made as of the 28th day of February, 2001, by and between Prudential International Bond Fund, Inc. (International Bond Fund) and Prudential Global Total Return
Fund, Inc. (Global Total Return Fund) (collectively, the Funds and each individually, a Fund). International Bond Fund and Global Total Return Fund are both corporations organized under the laws of the State of Maryland. International Bond Fund and Global Total Return Fund each maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Z.


    This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Funds as Gardner, Carton & Douglas may require, Gardner, Carton & Douglas will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of all of the assets of International Bond Fund, in exchange solely for shares of common stock of Global Total Return Fund, and Global Total Return Fund's assumption of International Bond Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Global Total Return Fund to the shareholders of International Bond Fund, in termination of International Bond Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF INTERNATIONAL BOND FUND IN EXCHANGE FOR SHARES OF GLOBAL TOTAL RETURN FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND LIQUIDATION OF INTERNATIONAL BOND FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, International Bond Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Global Total Return Fund, and Global Total Return Fund agrees
(a) to issue and deliver to International Bond Fund in exchange therefor the number of shares in Global Total Return Fund determined by dividing the net asset value of International Bond Fund allocable to Class A, Class B, Class C and Class Z shares of common stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class A, Class B, Class C and Class Z share of Global Total Return Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of International Bond Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

    1.2 The assets of International Bond Fund to be acquired by Global Total Return Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by International Bond Fund and any deferred or prepaid expenses shown as assets on the books of International Bond Fund on the closing date provided in paragraph 3 (Closing Date). Global Total Return Fund has no plan or intent to sell or otherwise dispose of any assets of International Bond Fund, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, Global Total Return Fund will assume from International Bond Fund all debts, liabilities, obligations and duties of International Bond Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that International Bond Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, International Bond Fund will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.


    1.5 On a date (Liquidation Date) as soon after the Closing Date as is conveniently practicable but in any event within 30 days of the Closing Date, International Bond Fund will distribute PRO RATA to its Class A, Class B, Class C and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares of Global Total Return Fund received by International Bond Fund pursuant to paragraph 1.1 in exchange for their interest in International Bond Fund. Such distribution will be accomplished by opening accounts on the books of Global Total Return Fund in the names of International Bond Fund shareholders and transferring thereto the shares credited to the account of International Bond Fund on the books of Global Total Return Fund. Each account opened shall be credited with the respective PRO RATA number of Global Total Return Fund Class A, Class B, Class C and Class Z shares due International Bond Fund's Class A, Class B, Class C and Class Z shareholders, respectively. Fractional shares of Global Total Return Fund shall be rounded to the third decimal place. On or about the Closing Date, if appropriate, Global Total Return Fund will file Articles of Transfer with the State Department of Assessments and Taxation of the State of Maryland. Upon the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that International Bond Fund must file pursuant to the Investment Company Act of 1940, as amended (Investment Company
Act) to deregister as an investment company, International Bond Fund will file with the State of Maryland Articles of Dissolution, but in any event such liquidation will be completed within twelve months following the Closing Date.



    1.6 Global Total Return Fund shall not issue stock certificates in connection with such exchange. With respect to any International Bond Fund shareholder holding International Bond Fund stock certificates as of the Closing Date, until Global Total Return Fund is notified by International Bond Fund's transfer agent that such shareholder has surrendered his or her outstanding International Bond Fund stock certificates or, in the event of lost, stolen or destroyed stock certificates, posted adequate bond or submitted a lost certificate form, as the case may be. Global Total Return Fund will not permit such shareholder to (1) receive dividends or other distributions on Global Total Return Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Global Total Return Fund's books pursuant to paragraph 1.5, as provided in the next sentence),
(2) exchange Global Total Return Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Global Total Return Fund shares in cash as provided in the preceding sentence, Global Total Return Fund shall pay such dividends or other distributions in additional Global Total Return Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of International Bond Fund. International Bond Fund will, at its expense, request its shareholders to surrender their outstanding International Bond Fund stock certificates, post adequate bond or submit a lost certificate form, as the case may be.



    1.7 Ownership of Global Total Return Fund shares will be shown on the books of Global Total Return Fund's transfer agent. Shares of Global Total Return Fund will be issued in the manner described in Global Total Return Fund's then-current prospectus and statement of additional information.


    1.8 Any transfer taxes payable upon issuance of shares of Global Total Return Fund in a name other than the registered holder of the shares being exchanged on the books of International Bond Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9. Any reporting responsibility with the SEC or any state securities commission of International Bond Fund is, and shall remain, the responsibility of International Bond Fund up to and including the Liquidation Date.

    1.10 All books and records of International Bond Fund, including all books and records required to be maintained under the Investment Company Act and the rules and regulations thereunder, shall be available to Global Total Return Fund from and after the Closing Date and shall be turned over to Global Total Return Fund on or prior to the Liquidation Date.

    2.  VALUATION

    2.1 The value of International Bond Fund's assets and liabilities to be acquired and assumed, respectively, by Global Total Return Fund shall be the net asset value computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in International Bond Fund's then-current prospectus and statement of additional information.

    2.2 The net asset value of Class A, Class B, Class C and Class Z shares of Global Total Return Fund shall be the net asset value for Class A, Class B, Class C and Class Z shares computed as of the Valuation Time, using the valuation procedures set forth in Global Total Return Fund's then-current prospectus and statement of additional information.

    2.3 The number of Global Total Return Fund shares to be issued (including fractional shares, if any) in exchange for International Bond Fund's net assets shall be calculated as set forth in paragraph 1.1.

    2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

    3.  CLOSING AND CLOSING DATE


    3.1 The Closing Date shall be April 27, 2001 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of Global Total Return Fund or at such other place as the parties may agree.


    3.2 State Street Bank and Trust Company (State Street), as custodian for International Bond Fund, shall deliver to Global Total Return Fund at the Closing a certificate of an authorized officer of State Street stating that (a) International Bond Fund's portfolio securities, cash and any other assets have been transferred in proper form to Global Total Return Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of International Bond Fund and of the net asset value per share of Global Total Return Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 International Bond Fund shall deliver to Global Total Return Fund on or prior to the Liquidation Date the names and addresses of its shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of International Bond Fund. Global Total Return Fund shall issue and deliver to International Bond Fund at the Closing a confirmation or other evidence satisfactory to International Bond Fund that shares of

Global Total Return Fund have been or will be credited to International Bond Fund's account on the books of the Global Total Return Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES

    4.1  International Bond Fund represents and warrants as follows:

        4.1.1 International Bond Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

        4.1.2 International Bond Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.1.3 International Bond Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of International Bond Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which International Bond Fund is a party or by which International Bond Fund is bound;

        4.1.4 All material contracts or other commitments to which International Bond Fund, or the properties or assets of International Bond Fund, is subject, or by which International Bond Fund is bound, except this Agreement, will be terminated on or prior to the Closing Date without International Bond Fund or Global Total Return Fund incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against International Bond Fund or any of its properties or assets. International Bond Fund knows of no facts that might form the basis for the institution of such proceedings, and International Bond Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of International Bond Fund at December 31, 2000 and for the year then ended (copies of which have been furnished to Global Total Return Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of International Bond Fund as of and for the period ended on such date, and there are no material known liabilities of International Bond Fund (contingent or otherwise) not disclosed therein;



        4.1.7 Since December 31, 2000, there has not been any material adverse change in International Bond Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by International Bond Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Global Total Return Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;


        4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of International Bond Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of

    International Bond Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.1.9 For each past taxable year since it commenced operations, International Bond Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, International Bond Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.1.10 All issued and outstanding shares of International Bond Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of International Bond Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Global Total Return Fund in accordance with the provisions of paragraph 3.4. International Bond Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in International Bond Fund's current prospectus;

        4.1.11 At the Closing Date, International Bond Fund will have good and marketable title to its assets to be transferred to Global Total Return Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Global Total Return Fund will acquire good and marketable title thereto;

        4.1.12 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of International Bond Fund and by all necessary corporate action, other than shareholder approval, on the part of International Bond Fund, and this Agreement constitutes a valid and binding obligation of International Bond Fund, subject to shareholder approval;

        4.1.13 The information furnished and to be furnished by International Bond Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.1.14 On the effective date of the registration statement filed with the SEC by Global Total Return Fund on Form N-14 relating to the shares of Global Total Return Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of International Bond Fund and on the Closing Date, the Proxy Statement of International Bond Fund, the Prospectus of Global Total Return Fund and the Statements of Additional Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement)
    (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933 (1933 Act), the Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph
    4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Global Total Return Fund for use therein.

    4.2  Global Total Return Fund represents and warrants as follows:

        4.2.1 Global Total Return Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

        4.2.2 Global Total Return Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.2.3 Global Total Return Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Global Total Return Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Global Total Return Fund is a party or by which Global Total Return Fund is bound;

        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Global Total Return Fund or any of its properties or assets, except as previously disclosed in writing to International Bond Fund. Global Total Return Fund knows of no facts that might form the basis for the institution of such proceedings, and the Company on behalf of Global Total Return Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Global Total Return Fund at December 31, 2000 and for the fiscal year then ended (copies of which have been furnished to International Bond Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Global Total Return Fund as of and for the period ended on such date, and there are no known material liabilities of Global Total Return Fund (contingent or otherwise) not disclosed therein;



        4.2.6 Since December 31, 2000, there has not been any material adverse change in Global Total Return Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Global Total Return Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by International Bond Fund. For the purposes of this paragraph, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;


        4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Global Total Return Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Global Total Return Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.2.8 For each past taxable year since it commenced operations, Global Total Return Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Global Total Return Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.2.9 All issued and outstanding shares of Global Total Return Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Global Total Return Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have a conversion feature described in Global Total Return Fund's current prospectus;

        4.2.10 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of Global Total Return Fund and by all necessary corporate action on the part of Global Total Return Fund, and this Agreement constitutes a valid and binding obligation of Global Total Return Fund;

        4.2.11 The shares of Global Total Return Fund to be issued and delivered to International Bond Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Global Total Return Fund, fully paid and non-assessable;

        4.2.12 The information furnished and to be furnished by Global Total Return Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of International Bond Fund and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the Investment Company Act, (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by International Bond Fund for use therein.

    5.  COVENANTS OF GLOBAL TOTAL RETURN FUND AND INTERNATIONAL BOND FUND

    5.1 International Bond Fund and Global Total Return Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.

    5.2 International Bond Fund covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3 International Bond Fund covenants that Global Total Return Fund shares to be received by International Bond Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 International Bond Fund covenants that it will assist Global Total Return Fund in obtaining such information as Global Total Return Fund reasonably requests concerning the beneficial ownership of International Bond Fund's shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 International Bond Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7 International Bond Fund covenants that it will, from time to time, as and when requested by Global Total Return Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Global Total Return Fund may deem necessary or desirable in order to vest in and confirm to Global Total Return Fund title to and possession of all the assets of International Bond Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 Global Total Return Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of Global Total Return Fund's Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.9 Global Total Return Fund covenants that it will, from time to time, as and when requested by International Bond Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as International Bond Fund may deem necessary or desirable in order to (i) vest in and confirm to International Bond Fund title to and possession of all the shares of Global Total Return Fund to be transferred to International Bond Fund pursuant to this Agreement and (ii) assume all of International Bond Fund's liabilities in accordance with this Agreement.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF INTERNATIONAL BOND FUND

    The obligations of International Bond Fund to consummate the transactions provided for herein shall be subject to the performance by Global Total Return Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of Global Total Return Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 Global Total Return Fund shall have delivered to International Bond Fund on the Closing Date a certificate executed in Global Total Return Fund's name by its President or a Vice President in form and substance satisfactory to International Bond Fund and dated as of the Closing Date, to the effect that the representations and warranties of Global Total Return Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as International Bond Fund shall reasonably request.

    6.3 International Bond Fund shall have received on the Closing Date a favorable opinion from Piper Marbury Rudnick & Wolfe LLP, special Maryland counsel to Global Total Return Fund, dated as of the Closing Date, to the effect that:


        6.3.1 Global Total Return Fund is duly incorporated and validly existing as a Maryland corporation, with power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its Charter;



        6.3.2 This Agreement has been duly authorized for execution and delivery by an authorized officer of Global Total Return Fund and, assuming due authorization, execution and delivery of this Agreement by International Bond Fund, is a valid and binding obligation of the Global Total Return Fund, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity);



        6.3.3 The shares of Global Total Return Fund to be distributed to International Bond Fund shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, and no shareholder of Global Total Return Fund has any statutory pre-emptive right under Maryland law to subscribe for or purchase such shares;



        6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with Global Total Return Fund's charter or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement dated October 3, 1988, and amended and restated as of January 15, 1996, between Global Total Return Fund and Prudential Investments Fund Management LLC, (b) the Custodian Contract dated September 5, 1990 between Global Total Return Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated June 1, 1998, between Global Total Return Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement dated January 15, 1996 between Global Total Return Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by Global Total Return Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


        6.3.5 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Global Total Return Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

        6.3.6 Global Total Return Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

        6.3.7 Such counsel knows of none and has not made independent inquiry or investigation to ascertain the existence of any litigation or government proceeding instituted or threatened against Global Total Return Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL TOTAL RETURN FUND

    The obligations of Global Total Return Fund to complete the transactions provided for herein shall be subject to the performance by International Bond Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of International Bond Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2 International Bond Fund shall have delivered to Global Total Return Fund on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of International Bond Fund.

    7.3 International Bond Fund shall have delivered to Global Total Return Fund on the Closing Date a certificate executed in its name by the President or a Vice President of International Bond Fund, in form and substance satisfactory to Global Total Return Fund and dated as of the Closing Date, to the effect that the representations and warranties of International Bond Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Total Return Fund shall reasonably request.

    7.4 On or immediately prior to the Closing Date, International Bond Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of International Bond Fund for all completed taxable years from the inception of the Fund through the Closing Date.

    7.5 Global Total Return Fund shall have received on the Closing Date a favorable opinion from Gardner, Carton & Douglas, counsel to International Bond Fund, dated as of the Closing Date, to the effect that:


        7.5.1 International Bond Fund is duly incorporated and validly existing as a Maryland corporation with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its Charter;



        7.5.2 This Agreement has been duly authorized for execution and delivery by an authorized officer of International Bond Fund and, assuming due authorization, execution and delivery of the Agreement by Global Total Return Fund, is a valid and legally binding obligation of the International Bond Fund, enforceable against International Bond Fund in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity), provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding New York law to govern this Agreement;



        7.5.3 The execution and delivery of the Agreement did not, and the performance by International Bond Fund of its obligations hereunder will not, (i) violate International Bond Fund's Articles of Incorporation or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement, dated September 13, 1995, between International Bond Fund and Prudential Investments Fund Management LLC as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated January 16, 1996, between International Bond Fund and State Street Bank and Trust

    Company, (c) the Distribution Agreement dated June 1, 1998 between International Bond Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated September 13, 1995, between International Bond Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion in their opinion pursuant to this paragraph 7.5.3 with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided further that insofar as performance by International Bond Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


        7.5.4 All regulatory consents, authorizations and approvals required to be obtained by International Bond Fund under the federal laws of the United States, and the laws of the State of Maryland for the consummation of the transactions contemplated by this Agreement have been obtained (other than such as may be required under Maryland securities laws or Blue Sky laws as to which such counsel may state that they express no opinion);

        7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against International Bond Fund that would be required to be disclosed in the Registration Statement and is not so disclosed; and

        7.5.6 International Bond Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    Such opinion may rely on an opinion of Maryland counsel to the extent it addresses Maryland law. As to paragraph 7.5.2, such counsel may state that they have assumed that the agreement is governed by the laws of the State of Illinois.

    8. Further Conditions Precedent to Obligations of Global Total Return Fund and International Bond Fund

    The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Directors of International Bond Fund and the Board of Directors of Global Total Return Fund, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of Global Total Return Fund as to the assumption by Global Total Return Fund of the liabilities of International Bond Fund and (c) the holders of the outstanding shares of International Bond Fund in accordance with the provisions of International Bond Fund's Articles of Incorporation, and certified copies of the resolutions evidencing such approvals shall have been delivered to Global Total Return Fund and International Bond Fund, as applicable.

    8.2 Any proposed change to Global Total Return Fund's operations that may be approved by the Board of Directors of Global Total Return Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Global Total Return Fund's shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of the Global Total Return Fund in accordance with the Investment Company Act and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to International Bond Fund.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Global Total Return Fund or International Bond Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Global Total Return Fund or International Bond Fund, provided that either party hereto may for itself waive any part of this condition.

    8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.6 International Bond Fund and Global Total Return Fund shall have received on or before the Closing Date an opinion of Gardner, Carton & Douglas satisfactory to International Bond Fund and to Global Total Return Fund, substantially to the effect that for federal income tax purposes:


        8.6.1 The acquisition by Global Total Return Fund of the assets of International Bond Fund in exchange solely for voting shares of Global Total Return Fund and the assumption by Global Total Return Fund of International Bond Fund's liabilities, if any, followed by the distribution of Global Total Return Fund's voting shares by International Bond Fund PRO RATA to its shareholders, as a liquidating distribution and the liquidation of International Bond Fund pursuant to the reorganization and constructively in exchange for their International Bond Fund shares, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and International Bond Fund and Global Total Return Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;


        8.6.2 International Bond Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B, Class C and Class Z shares of Global Total Return Fund solely in exchange for and in cancellation of International Bond Fund shares of common stock as described above and in the Agreement;

        8.6.3 No gain or loss will be recognized by International Bond Fund upon the transfer of all of its assets to Global Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Global Total Return Fund and the assumption by Global Total Return Fund of International Bond Fund's liabilities, if any. In addition, no gain or loss will be recognized by International Bond Fund on the distribution of such shares to the International Bond Fund shareholders in liquidation of International Bond Fund;

        8.6.4 No gain or loss will be recognized by Global Total Return Fund upon the acquisition of International Bond Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of Global Total Return Fund and the assumption of International Bond Fund's liabilities, if any;

        8.6.5 Global Total Return Fund's basis in the assets acquired from International Bond Fund will be the same as the basis of such assets in the hands of International Bond Fund immediately before the reorganization, and the holding period of such assets acquired by Global Total Return Fund will include the holding period thereof when held by International Bond Fund immediately before the reorganization;

        8.6.6 International Bond Fund shareholders' basis in the Class A, Class B, Class C and Class Z shares of Global Total Return Fund to be received by them pursuant to the reorganization will be the same as their basis in the Class A, Class B, Class C and Class Z shares of International Bond Fund to be constructively surrendered in exchange therefor; and

        8.6.7 The holding period of Global Total Return Fund shares to be received by International Bond Fund shareholders will include the period during which International Bond Fund shares to be constructively surrendered in exchange therefor were held; provided such International Bond Fund shares were held as capital assets by those shareholders on the date of the reorganization.

    In rendering this opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4.

    9.  FINDER'S FEES AND EXPENSES

    9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to International Bond Fund and Global Total Return Fund PRO RATA in a fair and equitable manner in proportion to their respective assets.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1  This Agreement constitutes the entire agreement between the Funds.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION

    Either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3 A mutual written agreement of International Bond Fund and Global Total Return Fund.

    In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of Global Total Return Fund or International Bond Fund.

    12.  AMENDMENT

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by International Bond Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Global Total Return Fund to be distributed to International Bond Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 Attention: Marguerite E. H. Morrison.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.


                                Prudential International Bond Fund, Inc.

                                By:           /s/ David R. Odenath, Jr.
                                      ------------------------------------------

                                                David R. Odenath, Jr.

                                                      President

                                Prudential Global Total Return Fund, Inc.

                                By:              /s/ Robert F. Gunia
                                      ------------------------------------------

                                                   Robert F. Gunia

                                                    Vice President

                               TABLE OF CONTENTS


1    VOTING INFORMATION

3    SYNOPSIS
3    Investment Objectives and Policies
4    Principal Investment Strategies
4    Comparison of Other Policies of the Funds
5    Expense Structures
6    The Proposed Reorganization
6    Fund Operating Expenses
7    Comparative Fee Tables
9    Examples of the Effect of Fund Expenses
11   Pro Forma Capitalization and Ratios
12   Performance Comparisons of the Funds

13   COMPARISON OF PRINCIPAL RISK FACTORS

13   OPERATIONS OF TOTAL RETURN FUND FOLLOWING THE REORGANIZATION

14   PURCHASES, REDEMPTIONS AND EXCHANGES
14   Purchasing Shares
14   Redeeming Shares
14   Minimum Investment Requirements
15   Purchases and Redemptions of International Fund
15   Exchanges of Fund Shares
15   Dividends and Other Distributions

15   FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

15   THE PROPOSED TRANSACTION
15   Reorganization Plan
17   Reasons for the Reorganization
17   Description of the Securities to be Issued
18   Forms of Organization
18   Federal Income Tax Considerations
19   Conclusion

19   ADDITIONAL INFORMATION ABOUT TOTAL RETURN FUND

20   MISCELLANEOUS
20   Legal Matters
20   Independent Accountants
20   Available Information
20   Notice to Banks, Broker-Dealers and Voting Directors and
     Their Nominees

20   SHAREHOLDER PROPOSALS

21   OTHER BUSINESS

A-1  APPENDIX A: Agreement and Plan of Reorganization and
     Liquidation between Prudential International Bond
     Fund, Inc. and Prudential Global Total Return Fund, Inc.

     ENCLOSURES: Annual Report of Total Return Fund for the fiscal year ended December 31, 2000
               Prospectus of Total Return Fund dated March 8,
     2000, as supplemented on March 27, 2000, and August 30, 2000

                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852


                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 15, 2001


                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

    This Statement of Additional Information specifically relates to the proposed transfer of all of the assets and the assumption of all of the liabilities, if any, of Prudential International Bond Fund, Inc. (International Bond Fund) by Prudential Global Total Return Fund, Inc. (Total Return Fund). This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

     1. Pro Forma Financial Statements as of December 31, 2000.

     2. Statement of Additional Information of Total Return Fund dated March 8, 2000.

     3. Annual Report of Total Return Fund for the fiscal year ended December 31, 2000.

     4. Annual Report of International Bond Fund for the fiscal year ended December 31, 2000.


    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated
March 15, 2001, relating to the above-referred matter. A copy of the Prospectus and Proxy Statement may be obtained from Total Return Fund without charge by writing or calling Total Return Fund at the address or phone number listed above.

                              FINANCIAL STATEMENTS


    The following are pro forma financial statements which give effect to the proposed transaction whereby all the assets of Prudential International Bond Fund, Inc. will be exchanged for shares of Prudential Global Total Return Fund, Inc. and Prudential Global Total Return Fund, Inc. will assume the liabilities, if any, of Prudential International Bond Fund, Inc. Immediately thereafter, the shares of Prudential Global Total Return Fund, Inc. will be distributed to the shareholders of Prudential International Bond Fund, Inc. in a total liquidation of Prudential International Bond Fund, Inc. The following pro forma financial statements include a pro forma Schedule of Investments at December 31, 2000, a pro forma Statement of Assets and Liabilities at December 31, 2000 and a pro forma Statement of Operations for the 12 months ended December 31, 2000.

                         PRO FORMA FINANCIAL STATEMENTS
                        PRO FORMA SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
                                   (Unaudited)

        PRINCIPAL AMOUNT (000)                                                                              VALUE ($)
-----------------------------------------                                                    ---------------------------------------
                                                                                                                         PRO FORMA:
                                                                                                            PRUDENTIAL   PRUDENTIAL
                             PRO FORMA:                                                                       GLOBAL       GLOBAL
 PRUDENTIAL    PRUDENTIAL   PRUDENTIAL                                                        PRUDENTIAL      TOTAL        TOTAL
INTERNATIONAL GLOBAL TOTAL GLOBAL TOTAL                                                      INTERNATIONAL    RETURN       RETURN
 BOND FUND,   RETURN FUND, RETURN FUND,           DESCRIPTION                                  BOND FUND,     FUND,        FUND,
    INC.          INC.         INC.                                                               INC.        INC.         INC.*
------------- ------------ ------------ --------------------------------------------------   -------------  ----------  ------------
                                        LONG-TERM INVESTMENTS  - 96.7%
     C$            C$           C$      CANADA - 4.1%
                                        Government of Canada
        2,194        4,557        6,751   6.00%, 9/1/05                                          1,503,178   3,122,143     4,625,321
          660          -            660   8.75%, 12/1/05                                           503,515         -         503,515
        1,177        8,325        9,502   5.75%, 9/01/06                                           801,299   5,667,639     6,468,938
                                                                                             -------------  ----------  ------------
                                                                                                 2,807,992   8,789,782    11,597,774
                                                                                             -------------  ----------  ------------

    DKK            DKK         DKK      DENMARK - 1.3%
        6,040       24,180       30,220 Kingdom of Denmark, 5.00%, 8/15/05                         753,899   3,018,090     3,771,989
                                                                                             -------------  ----------  ------------

    EURO           EURO        EURO     EURO - 27.1%
          370        1,490        1,860 Callahan Nordrhein Westfalen, 14.00%, 7/15/10              302,954   1,220,006     1,522,960
            -        2,000        2,000 Cesp Cia Energetic, 9.25%, 5/10/01                               -     957,647       957,647
          760        2,889        3,649 Depfa Bank Ag, 5.50%, 2/12/08                              718,456   2,731,079     3,449,535
            -          480          480 East Telecom Group PLC (United Kingdom), 11.875%,
                                        11/1/09                                                         -      559,220       559,220
          370        1,473        1,843 Flags Telecom Holdings Ltd., 11.625%, 3/30/10              313,799   1,249,259     1,563,058
          700        2,540        3,240 French Government Bonds, 8.50%, 4/25/23                    903,048   3,276,774     4,179,822
        2,920       10,200       13,120 German Government Bonds, 6.25%, 1/04/24                  3,013,057  10,525,062    13,538,119
        1,440        5,410        6,850 Kingdom of Belgium, 5.50%, 03/28/2028                    1,295,365   4,866,614     6,161,979
          325        1,304        1,629 Kingdom of Spain, 5.40%, 7/30/11                           298,314   1,196,927     1,495,241
            -          500          500 Municipality of Sophia (France), 9.75%, 6/3/02                   -     468,947       468,947
          257        1,017        1,274 Neste Chemicals International Oy, 12.25%, 8/15/10          204,094     807,639     1,011,733
          490        1,960        2,450 Netia Holdings BV, (Nederlands), 13.75%, 6/15/10           393,459   1,573,837     1,967,296
        1,912        7,762        9,674 Osprey Trust, 6.375%, 1/15/03                            1,801,525   7,313,512     9,115,037
                                        Republic of Austria
        3,630       15,350       18,980   3.40%, 10/20/04                                        3,229,935  13,658,263    16,888,198
          690        3,830        4,520   4.00%, 07/15/09                                          591,869   3,285,304     3,877,173
                                        Republic of Italy
          800        3,400        4,200   4.50%, 7/1/01                                            743,169   3,158,468     3,901,637
          605        2,425        3,030   6.75%, 7/1/07                                            616,062   2,469,339     3,085,401
          812        1,761        2,573   6.00%, 5/01/31                                           781,969   1,695,870     2,477,839
                                                                                             ---------------------------------------
                                                                                                15,207,075  61,013,767    76,220,842
                                                                                             ---------------------------------------
    GRD            GRD         GRD      GREECE - 0.6%
      131,000      425,000      556,000 Republic of Greece, 6.50%, 10/22/19                        377,664   1,225,247     1,602,911
                                                                                             ---------------------------------------

    HUF            HUF         HUF      HUNGARY - 0.7%
       80,000      480,000      560,000 Hungarian Government Bonds, 15.00%, 7/24/01                286,836   1,721,013     2,007,849
                                                                                             ---------------------------------------

    JPY            JPY         JPY      JAPAN - 16.0%
                                        Japanese Government Bonds,
      445,000    1,795,000    2,240,000  Zero Coupon, 11/20/02                                   3,883,354  15,664,317    19,547,671
      133,000      541,500      674,500    1.20%, 12/20/05                                       1,171,304   4,768,880     5,940,184
      246,000    1,252,000    1,498,000    1.80%, 6/20/08                                        2,213,046  11,263,146    13,476,192
      133,000      541,500      674,500    1.80%, 6/21/10                                        1,174,120   4,780,344     5,954,464
                                                                                             ---------------------------------------
                                                                                                 8,441,824  36,476,687    44,918,511
                                                                                             ---------------------------------------
    NZ$            NZ$         NZ$      NEW ZEALAND - 5.1%
        3,500       14,900       18,400 Federal National Mortgage Association, 7.25%,
                                        6/20/02                                                  1,561,696   6,648,363     8,210,059
        2,500       10,000       12,500 New Zealand Government Bonds, 8.00%, 11/15/06            1,209,422   4,837,689     6,047,111
                                                                                             ---------------------------------------
                                                                                                 2,771,118  11,486,052    14,257,170
                                                                                             ---------------------------------------
    RUB            RUB         RUB      RUSSIA - 0.2%
                                        European Bank Reconstruction Development,
        4,500       18,900       23,400 Zero Coupon, 5/28/02                                       119,660     502,572     622,232
                                                                                             ------------- -----------  ------------

    SEK            SEK         SEK      SWEDEN - 6.5%
                                        Swedish Government Bond
       31,820      132,300      164,120 6.00%, 2/9/05                                            3,536,746  14,704,950    18,241,696
                                                                                             ------------- -----------  ------------

    GBP            GBP         GBP      UNITED KINGDOM - 2.3%
          500        2,000        2,500 Abbey National Treasury, 8.00%, 4/02/03                    777,080   3,108,321     3,885,401
          -            342          342 Banco Central del Uruguay, FRN, 7.25%, 2/19/07                   -     474,994       474,994
          -          1,300        1,300 Powergen PLC, 8.875%, 3/26/03                                    -   2,041,758     2,041,758
          -            300          300 United Kingdom Treasury Bond, 5.00%, 6/7/04                      -         445           445
                                                                                             ------------- -----------  ------------
                                                                                                   777,080   5,625,518     6,402,598
                                                                                             ------------- -----------  ------------

    US$            US$         US$      UNITED STATES - 32.8%
                                        CORPORATE BONDS - 11.2%
          -            750          750 Banco del Estado Chile, 8.39%, 8/1/01                            -     755,198       755,198
          -          1,000        1,000 Central Bank of Tunisia, 7.50%, 9/19/07                          -     942,500       942,500
          300        1,300        1,600 Chonhung Bank, 11.90375%, 1/7/05                           289,500   1,254,500     1,544,000
          945        3,807        4,752 Fideicomiso Petalco, 10.16%, 12/23/09                      926,100   3,730,860     4,656,960
          160          670          830 Hanvit Bank (Korea), 12.75%, 3/1/10                        160,000     670,000       830,000
          500        2,030        2,530 Industrial Bank of Korea, 8.375%, 9/30/02                  511,000   2,074,660     2,585,660
          980        3,930        4,910 Korea Development Bank, 6.625%, 11/21/03                   963,830   3,865,155     4,828,985
                                        Korea Electric Power Corp.
          219          875        1,094   7.00%, 10/1/02                                           218,253     872,016     1,090,269
        1,360        5,170        6,530   6.375%, 12/1/03                                        1,320,560   5,020,070     6,340,630
          705        2,840        3,545 Level 3 Communications, Inc., 10.75%, 3/15/08              551,012   2,219,681     2,770,693
          555        2,210        2,765 Partner Communications Company Limited, 13.00%,
                                        8/15/10                                                    477,300   1,900,600     2,377,900
          300        1,300        1,600 Philippine Long Dist. Telephone Co. (Philippines),
                                        10.50%, 4/15/09                                            252,000   1,092,000     1,344,000
          300        1,300        1,600 Sakura Capital Funding (Cayman Island), 7.4775%,
                                        9/29/49                                                    287,844   1,247,323     1,535,167
                                                                                             ------------- -----------  ------------
                                                                                                 5,957,399  25,644,563    31,601,962
                                                                                             ------------- -----------  ------------

                                        SOVEREIGN BONDS - 7.8%
       70,000      300,000      370,000 Banque Central De Tunisie, 3.30%, 8/02/10                  597,691   2,561,533     3,159,224
          400        1,600        2,000 Embotelladura Andina SA, 7.875%, 10/1/97                   302,538   1,210,152     1,512,690
          -          500            500 Jamaican Government Bonds, 9.625%, 7/2/02                        -     485,000       485,000
          500        2,250        2,750 Oman Sultante, 7.125%, 3/20/02                             498,750   2,244,375     2,743,125
           92          338          430 Republic of Brazil, FRN, 7.875%, 1/1/01                     92,250     338,250       430,500
          750        2,750        3,500 Republic of Bulgaria, 3.00%, 7/28/12                       555,000   2,035,000     2,590,000
          500        3,300        3,800 Republic of Columbia, 7.25%, 2/23/04                       431,000   2,844,600     3,275,600
          787        4,028        4,815 Republic of Croatia, 7.75%, 3/31/06                        749,393   3,836,891     4,586,284
            -        1,000        1,000 Republic of Italy, 7.00%, 9/18/01                                -   1,003,500     1,003,500
          400        1,700        2,100 Republic of Lithuania, 7.125%, 7/22/02                     397,000   1,687,250     2,084,250
                                                                                             ------------- -----------  ------------

        PRINCIPAL AMOUNT (000)                                                                              VALUE ($)
-----------------------------------------                                                    ---------------------------------------
                                                                                                                         PRO FORMA:
                                                                                                            PRUDENTIAL   PRUDENTIAL
                             PRO FORMA:                                                                       GLOBAL       GLOBAL
 PRUDENTIAL    PRUDENTIAL   PRUDENTIAL                                                        PRUDENTIAL      TOTAL        TOTAL
INTERNATIONAL GLOBAL TOTAL GLOBAL TOTAL                                                      INTERNATIONAL    RETURN       RETURN
 BOND FUND,   RETURN FUND, RETURN FUND,           DESCRIPTION                                  BOND FUND,     FUND,        FUND,
    INC.          INC.         INC.                                                               INC.        INC.         INC.*
------------- ------------ ------------ -------------------------------------------------- -------------   ----------   -----------
                                                                                            ------------   -----------  -----------
                                                                                               3,623,622    18,246,551   21,870,173
                                                                                            ------------   -----------  -----------
                                        SUPRANATIONAL BONDS - 0.2%
          -            500          500 Corporacion Andina de Formento, 7.63%, 4/03/01                 -       497,500      497,500
                                                                                            ---------------------------------------

                                        U.S. GOVERNMENT OBLIGATIONS - 13.6%
          570          -            570 United States Treasury Bonds, 6.625%, 2/15/27            651,048             -      651,048
                                        United States Treasury Notes,
        4,410       13,030       17,440   5.625%, 5/15/08                                      4,525,763    13,372,037   17,897,800
        3,550       14,170       17,720   6.50%, 2/15/10                                       3,883,913    15,502,830   19,386,743
          -            150          150   5.75%, 8/15/10                                               -       157,196      157,196
                                                                                            ------------   -----------  -----------
                                                                                               9,060,724    29,032,063   38,092,787
                                                                                            ------------   -----------  -----------
                                        TOTAL LONG-TERM INVESTMENTS (COST $53,727,542
                                        AND $219,368,598 RESPECTIVELY)                        53,721,639   217,984,355  271,705,994
                                                                                            ------------   -----------  -----------


                                        SHORT-TERM INVESTMENTS - 0.8%
                                        REPURCHASE AGREEMENT - 0.8%
                                        Joint Repurchase Agreement Account,
          -            301          301   5.921%, 1/02/01                                               -       301,000      301,000
        1,827          -          1,827 Prudential Core Investment Fund Taxable
                                           Money Market Series (a)                             1,826,555             -    1,826,555
                                                                                            ---------------------------------------
                                                                                               1,826,555       301,000    2,127,555
                                                                                            ---------------------------------------
                                        U.S. GOVERNMENT OBLIGATIONS
                                        United States Treasury Bills,
           65           80          145   6.60%(b), 4/12/01                                       63,897        77,592      141,489
                                                                                            ---------------------------------------
                                        TOTAL SHORT-TERM INVESTMENTS (COST $1,890,452 AND
                                        $379,681 RESPECTIVELY)                                 1,890,452       378,592    2,269,044
                                                                                            ------------   -----------  -----------


                                        TOTAL INVESTMENTS  (COST $55,617,994 AND
                                        $219,748,279 RESPECTIVELY) - 97.5%                    55,612,091   218,362,947  273,975,038
                                        OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%             266,824     6,857,329    7,124,153
                                                                                            ------------   -----------  -----------

                                        NET ASSETS--  100%                                  $ 55,878,915 $ 225,220,276 $ 281,099,191
                                                                                            ============ ============= =============

                                        * Prudential Global Total Return Fund, Inc. does not
                                          anticipate having to sell any securities as a
                                          result of the Merger.
                                        (a) An affiliate of the investment advisor.
                                        (b) Rate quoted represents yield to maturity as of
                                            purchase date.
                                        Portfolio securities are classified according to the
                                        security's currency denomination.
                                        FRN - Floating Rate Note.

                                        See notes to proforma financial statements


                  PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
                                    (Unaudited)

                                                                                                                      PRO FORMA:
                                                             PRUDENTIAL      PRUDENTIAL GLOBAL                    PRUDENTIAL GLOBAL
                                                         INTERNATIONAL BOND     TOTAL RETURN       PRO FORMA        TOTAL RETURN
                                                             FUND, INC.         FUND, INC.         ADJUSTMENTS       FUND, INC.
                                                         ------------------  -----------------  ----------------  -----------------
Assets
Investments, at value (cost $55,617,994 and
  $219,748,279, respectively) .........................  $       55,612,091  $     218,362,947                    $     273,975,038
Foreign currency, at value (cost $74,976 and
  $240,268, respectively) .............................              75,460            240,784                              316,244
Unrealized appreciation on forward currency contracts .           2,163,810          8,308,551                           10,472,361
Interest receivable ...................................           1,120,827          4,647,064                            5,767,891
Receivable for investments sold .......................              52,500          4,673,874                            4,726,374
Receivable for Fund shares sold .......................               3,867             25,807                               29,674
Other assets ..........................................               2,714              9,268                               11,982
                                                          ------------------  -----------------                   -----------------
        Total assets ..................................          59,031,269        236,268,295                          295,299,564
                                                          ------------------  -----------------                   -----------------

LIABILITIES
Payable to custodian ..................................              53,720             98,792                              152,512
Unrealized depreciation on forward currency contracts .           2,557,139          9,805,398                           12,362,537
Payable for Fund shares reacquired ....................             116,283            695,467                              811,750
Accrued expenses and other liabilities ................             303,210            246,093                              549,303
Management fee payable ................................              35,208            142,522                              177,730
Dividend payable ......................................              73,909               --                                 73,909
Distribution  fee payable .............................              11,166             48,040                               59,206
Due to broker-variation margin ........................               1,719              7,032                                8,751
Withholding tax payable ...............................                --                4,675                                4,675
                                                         ------------------  -----------------                    -----------------
        Total liabilities .............................           3,152,354         11,048,019                           14,200,373
                                                         ------------------  -----------------                    -----------------

NET ASSETS ............................................  $       55,878,915  $     225,220,276                    $     281,099,191
                                                         ==================  =================                    =================

Net assets were comprised of:
        Common stock, at par ..........................  $           91,519  $         317,355      (12,816)(a)   $         396,058
        Paid in capital in excess of par ..............          58,361,462        260,775,157       12,816 (a)         319,149,435
                                                         ------------------  -----------------                    -----------------
                                                                 58,452,981        261,092,512                          319,545,493
Distributions in excess of net investment income.......            (205,481)          (489,642)                            (695,123)
Accumulated net realized loss on investments and
  foreign currency transactions .......................          (1,984,754)       (32,563,985)                         (34,548,739)
Net unrealized depreciation on investments and
  foreign currency transactions .......................            (383,831)        (2,818,609)                          (3,202,440)
                                                         ------------------  -----------------                    -----------------
Net assets, December 31, 2000 .........................  $       55,878,915  $     225,220,276                    $     281,099,191
                                                         ==================  =================                    =================


Class A:
        Net assets ....................................  $       51,239,374  $     208,100,620                    $     259,339,994
        Shares of common stock issued and outstanding .           8,394,573         29,325,699   (1,177,760)(b)          36,542,512
                                                         ------------------  -----------------                    -----------------
         Net asset value and redemption price per
           share outstanding ..........................  $             6.10  $            7.10                    $            7.10
         Maximum sales charge (4% of offering price) ..                0.25               0.30                                 0.30
                                                         ------------------  -----------------                    -----------------
         Maximum offering price to public .............  $             6.35  $            7.40                    $            7.40
                                                         ==================  =================                    =================

Class B:
        Net assets ....................................  $        1,736,346  $       6,145,247                    $       7,881,593
        Shares of common stock issued and outstanding .             282,843            865,097      (38,287)(b)           1,109,653
                                                         ------------------  -----------------                    -----------------
        Net asset value, offering price and redemption
          price per share outstanding .................  $             6.14  $            7.10                    $            7.10
                                                         ==================  =================                    =================

Class C:
        Net assets ....................................  $          143,656  $         423,909                    $         567,565
         Shares of common stock issued and outstanding               23,401             59,679       (3,168)(b)              79,912
                                                         ------------------  -----------------                    -----------------
         Net asset value and redemption price per share
           outstanding ................................  $             6.14  $            7.10                    $            7.10
         Sales charge (1% of offering price) ..........                0.06               0.07                                 0.07
                                                         ------------------  -----------------                    -----------------
         Offering price to public .....................  $             6.20  $            7.17                    $            7.17
                                                         ==================  =================                    =================

Class Z:
        Net assets ....................................  $        2,759,539  $      10,550,500                    $      13,310,039
         Shares of common stock issued and outstanding              451,114          1,485,051      (62,447)(b)           1,873,718
                                                         ------------------  -----------------                    -----------------
         Maximum offering price to public .............  $             6.12  $            7.10                    $            7.10
                                                         ==================  =================                    =================


(a) Represents the difference between par value of additional shares to be issued (see Note 2) and current par value of common stocks of Prudential International Bond Fund.

(b) Represents the difference between total additional shares to be issued (see Note 2) and current Prudential Global Total Return Fund shares outstanding.

                        PRO-FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)

                                                                                                                    PRO FORMA:
                                                        PRUDENTIAL       PRUDENTIAL GLOBAL                       PRUDENTIAL GLOBAL
                                                    INTERNATIONAL BOND   TOTAL RETURN BOND      PRO FORMA          TOTAL RETURN
                                                        FUND, INC.           FUND, INC.        ADJUSTMENTS           FUND, INC.
                                                   --------------------  ------------------  -----------------  ------------------
Net Investment Income
Income
   Interest (net of foreign withholding
   taxes of ($2,743 & $12,984)                             $ 4,411,637        $ 17,967,141                $ -          $22,378,778
                                                   --------------------  ------------------  -----------------  -------------------

Expenses
    Management fee                                             453,807           1,832,651                  -            2,286,458
    Distribution Fee- Class A                                  138,976             564,786                  -              703,762
    Distribution Fee- Class B                                   10,156              51,154              2,991 (a)           64,301
    Distribution Fee- Class C                                    1,038               3,617                257 (a)            4,912
    Transfer agent's fees & expenses                           188,000             775,000           (114,000)(b)          849,000
    Custodian's fees & expenses                                205,000             310,000            (55,000)(b)          460,000
    Reports to shareholders                                    115,000             170,000            (40,000)(b)          245,000
    Legal fees & expenses                                       40,000              98,000            (40,000)(b)           98,000
    Registration fees                                           30,000              61,000            (22,000)(b)           69,000
    Audit fees                                                  36,000              72,000            (66,000)(b)           42,000
    Directors' fees                                             11,000              15,000            (11,000)(b)           15,000
    Miscellaneous                                                6,015               8,549             (6,015)(b)            8,549
                                                   --------------------  ------------------  -----------------  -------------------
                    Total Expenses                           1,234,992           3,961,757           (350,767)           4,845,982
                                                   --------------------  ------------------  -----------------  -------------------
   Net investment income                                     3,176,645          14,005,384            350,767           17,532,796
                                                   --------------------  ------------------  -----------------  -------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
    Investment transactions                                 (1,403,990)         (4,919,379)                             (6,323,369)
    Foreign currency transactions                           (4,429,291)        (17,974,168)                            (22,403,459)
    Options written                                                  -             (38,032)                                (38,032)
    Financial futures contracts                                      -            (101,280)                               (101,280)
                                                   --------------------  ------------------  -----------------  -------------------
                                                            (5,833,281)        (23,032,859)                            (28,866,140)
Net change in unrealized appreciation
/depreciation of:
    Investments                                              4,202,704          18,223,871                              22,426,575
    Foreign currencies                                          (1,976)         (1,907,372)                             (1,909,348)
    Financial futures contracts                                (15,984)            (65,391)                                (81,375)
                                                   --------------------  ------------------  -----------------  -------------------
                                                             4,184,744          16,251,108                              20,435,852

Net gain (loss) on investments and
foreign currency                                            (1,648,537)         (6,781,751)                             (8,430,288)
                                                   --------------------  ------------------  -----------------  -------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................               $1,528,108          $7,223,633            350,767           $9,102,508
                                                   ====================  ==================  =================  ===================


(a) Reflects adjustments to the plan of distribution fees based on surviving Fund's fee schedule.

(b)  Reflects the elimination of duplicate services or fees.

                    PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
                    -----------------------------------------
                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                     ---------------------------------------
                                 (Unaudited)


1. BASIS OF COMBINATION - The Pro-Forma Statement of Assets and Liabilities, including the Schedule of Investments at December 31, 2000 and the related Statement of Operations ("Pro Forma Statements") for the year ended December 31, 2000, reflect the accounts of Prudential International Bond Fund, Inc. and Prudential Global Total Return Fund, Inc., each a "Fund."

     The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Prudential International Bond Fund, Inc. in exchange for shares in Prudential Global Total Return Fund, Inc. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2. SHARES OF COMMON STOCK - The pro-forma net asset value per share assumes the issuance of additional Class A, B, C and Z shares of Prudential Global Total Return Fund, Inc. which would have been issued on December 31, 2000 in connection with the proposed reorganization. Shareholders of Prudential International Bond Fund, Inc. would become shareholders of Prudential Global Total Return Fund, Inc., receiving shares of Prudential Global Total Return Fund, Inc. equal to the value of their holdings in Prudential International Bond Fund, Inc. The amount of additional shares assumed to be issued has been calculated based on the December 31, 2000 net assets of Prudential International Bond Fund, Inc. and the net asset value per share of Prudential Global Total Return Fund, Inc. as follows:

                                                             Net Asset Value
Prudential Global Total Return Fund, Inc.     Net Assets        Per Share
        ADDITIONAL SHARES ISSUED               12/31/00          12/31/00
        ------------------------               --------          --------
        Class A        7,216,813             $51,239,374          $7.10
        Class B          244,556              $1,736,346          $7.10
        Class C           20,233                $143,656          $7.10
        Class Z          388,667              $2,759,539          $7.10


3. PRO FORMA OPERATIONS - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Prudential Global Total Return Fund, Inc. at the combined level of average net assets for the twelve months ended December 31, 2000. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

                      Statement of Additional Information
                              dated March 8, 2000

     Prudential Global Total Return Fund, Inc. (the Fund) is an open-end, non-diversified, management investment company. The Fund's investment objective is to seek total return made up of current income and capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities of the U.S. and foreign governments, supranational organizations, semi-governmental entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. We look primarily for investment-grade securities denominated in U.S. dollars or in foreign currencies. There can be no assurance that the Fund's investment objective will be achieved.

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Fund's Prospectus, dated March 8, 2000, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Fund History................................................  B-2
Description of the Fund, Its Investments and Risks..........  B-2
Investment Restrictions.....................................  B-22
Management of the Fund......................................  B-23
Control Persons and Principal Holders of Securities.........  B-26
Investment Advisory and Other Services......................  B-27
Brokerage Allocation and Other Practices....................  B-33
Capital Shares, Other Securities and Organization...........  B-34
Purchase, Redemption and Pricing of Fund Shares.............  B-35
Shareholder Investment Account..............................  B-45
Net Asset Value.............................................  B-49
Taxes, Dividends and Distributions..........................  B-50
Performance Information.....................................  B-52
Financial Statements........................................  B-55
Report of Independent Accountants...........................  B-68
Appendix A -- Description of Security Ratings...............  A-1
Appendix I -- General Investment Information................  I-1
Appendix II -- Historical Performance Data..................  II-1

--------------------------------------------------------------------------------
MF 169 B

                                  FUND HISTORY

     Prudential Global Total Return Fund, Inc. was incorporated under the laws of Maryland on May 6, 1986 under the name "The Global Yield Fund, Inc." as a closed-end, non-diversified, management investment company. In connection with a change in the Fund's investment objective approved by shareholders in November, 1994, shareholders approved a change in the name of the Fund to "The Global Total Return Fund, Inc." The Fund operated as a closed-end fund prior to January 15, 1996. On December 6, 1995, shareholders approved open-ending the Fund, and since January 15, 1996, the Fund has operated as an open-end fund. In August 1999, the Fund's name was changed to "Prudential Global Total Return Fund, Inc."

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) Classification. The Fund is a "non-diversified" management investment company and may invest more than 5% of its total assets in the securities of one or more issuers. However, the Fund intends to limit its investments in the securities of any one issuer, except for securities issued or guaranteed as to payment of principal and interest by any one government, supranational issuer, semi-government or government agency, authority or instrumentality, to 5% of its total assets at the time of purchase. Except for securities issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities, the Fund will not invest 25% or more of its total assets at the time of purchase in the securities of a central government or a supranational issuer and not more than 10% of its total assets in securities of a semi-government or government agency, authority or instrumentality. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.

     (b) and (c) Investment Strategies, Policies and Risks. The Fund's investment objective is to seek total return, made up of current income and capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

FOREIGN SECURITIES

     Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include securities traded in the form of American Depositary Receipts and American Depositary Shares. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid and more volatile than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

     Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political, economic or social instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries and potential difficulties in enforcing contractual obligations and extended settlement periods. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

     The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the U.S., and the foreign securities markets may be less liquid and more volatile than in the U.S. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

     The Fund invests in debt securities denominated in the currencies of developed countries and developing or emerging market countries whose governments are considered stable by the Fund's investment adviser. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. Companies in emerging markets may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Investing in the fixed-income markets of emerging market countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

     The Fund may invest in debt securities issued by supranational organizations such as the World Bank, the European Investment Bank, the European Coal and Steel Community, and the Asian Development Bank. The Fund may invest in debt securities issued by "semi-governmental entities" such as entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.

     The Fund may also invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans.

     The Fund may invest in component parts of debt securities of foreign governments or semi-governmental entities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These securities may take the form of (1) obligations from which the interest coupons have been stripped (principal only); (2) the interest coupons that are stripped (interest only); (3) book-entries at a bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of obligations that have not actually been stripped. Such receipts evidence ownership of component parts of obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party. Stripped securities are, in general, more sensitive to interest rate changes than securities that have not been stripped. Combined with investments in similar U.S. government securities, the Fund will not invest more than 10% of its total assets in such securities.

     A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These currency fluctuations can result in gains or losses for the Fund. For example, if a foreign security increases in value as measured in its currency, an increase in value of the U.S. dollar, relative to the currency in which the foreign security is denominated can offset some or all of such gains. These currency changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss and could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

     The Fund's interest income from foreign government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on foreign government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions."

     Returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges" may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of cross-currency hedge involving a forward currency contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

     If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into foreign currency forward contracts for the purchase or sale of foreign currency for hedging purposes. See "Risk Management and Return Enhancement Strategies" below.

     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.

     The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

FIXED-INCOME SECURITIES

     The Fund may invest in medium-grade securities (i.e., rated Baa by Moody's Investors Service, Inc. (Moody's), BBB by Standard & Poor's Ratings Group (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO)) and up to 15% of its total assets in lower-rated securities (i.e., rated lower than Baa by Moody's, lower than BBB by S&P or comparably rated by another NRSRO) or, in either case, if unrated, deemed to be of equivalent quality by the investment adviser. However, the Fund will not purchase a security rated lower than B by Moody's or S&P or comparably rated by another NRSRO or, if unrated, deemed to be of equivalent quality by the investment adviser.

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated (i.e., high yield or "junk" bonds) securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

     Generally, lower-rated securities and unrated securities of comparable quality (i.e., securities rated lower than Baa by Moody's or BBB by S&P or comparably rated by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (1) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (2) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The investment adviser, under the supervision of the Manager and the Board of Directors, in evaluating the creditworthiness of an issuer, whether rated or unrated, takes various factors into consideration which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See Appendix A -- "Description of Security Ratings."

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the investment adviser will consider this event in its determination of whether the Fund should continue to hold the securities.

     During the year ended December 31, 1999, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                                                PERCENTAGE OF
                                   RATING       TOTAL INVESTMENTS
                                   ------       -----------------
                                  AAA/Aaa    =       48.62%
                                    AA/Aa    =       13.76%
                                      A/A    =       10.31%
                                  BBB/Baa    =        6.03%
                                    BB/Ba    =       12.30%
                                      B/B    =        3.34%
                            Unrated/Other    =        5.64%

U.S. GOVERNMENT SECURITIES

     U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in debt securities issued or guaranteed by agencies or instrumentalities of the U.S. government, including but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.

     Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury Strips.

     The Fund may invest in component parts of U.S. government debt securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(4) receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. government securities. Combined with investments in similar foreign government and semi-governmental entity securities, the Fund will not invest more than 10% of its total assets in such securities.

     SPECIAL CONSIDERATIONS. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value of the Fund.

     At a time when the Fund has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distributions. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates nor do these guarantees extend to the yield or value of the Fund's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Fund may also invest in certain mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     The Fund will invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages. For purposes of the Fund's maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (i.e., the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages).

     FHLMC SECURITIES. FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and FRMs is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

     FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

     COLLATERALIZED MORTGAGE OBLIGATIONS.  Collateralized mortgage obligations
(CMOs) are debt instruments collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs and multi-class pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

     SPECIAL CONSIDERATIONS OF MORTGAGE-BACKED SECURITIES. The underlying mortgages which collateralize the ARMs, CMOs and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. In addition, because of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

     The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid prepayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

CORPORATE AND OTHER NON-GOVERNMENT DEBT SECURITIES

     The Fund may invest in corporate and other nongovernment debt obligations of domestic and foreign issuers including convertible securities and (subject to the Fund's maturity limitations) in intermediate-term and long-term bank debt securities in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies. Issuers are not limited to the corporate form of organization.

ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES

     The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include both corporate and U.S. and foreign government securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.

CUSTODIAL RECEIPTS

     Obligations issued or guaranteed as to principal and interest by the U.S. government, foreign governments or semi-governmental entities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These U.S. government custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund will not invest more than 5% of its assets in such custodial receipts.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options on securities and foreign currencies, foreign currency forward contracts and futures contracts and options on such contracts (including interest rate futures contracts and currency futures contracts and options thereon). The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

OPTIONS ON SECURITIES

     The Fund may purchase and write (that is, sell) put and call options on securities and currencies that are traded on U.S. and foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on debt securities, aggregates of debt securities, indexes of prices thereof, other financial indexes (for example, the S&P 500), U.S. government securities (listed on an exchange and over-the-counter), foreign government securities and foreign currencies.

     The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     The Fund may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other securities or currencies which The Prudential Investment Corporation, doing business as Prudential Investments (Prudential Investments), and PRICOA Asset Management Ltd (PRICOA, and collectively with Prudential Investments, the Subadviser or investment adviser) believes may move in the same direction as those portfolio securities. If the Subadviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Subadviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through purchase of call options on other debt securities which the Subadviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     The Fund may write options in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, the Fund will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that the Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit.

     The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option may only be exercised as of the expiration of the option.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to the fulfillment of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while OTC options may not. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.

     OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

     There is no limitation on the amount of covered call options the Fund may write. The Fund may write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

     ON TREASURY BONDS AND NOTES. Because trading interest in Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

     ON TREASURY BILLS. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will segregate with its Custodian Treasury bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

     ON GNMA CERTIFICATES. The Fund may purchase and write options on GNMA certificates in the over-the-counter market and, to the extent available, on any exchange.

     Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered or substitute cover.

     A GNMA certificate held by the Fund to cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the certificate with a certificate which represents cover. When the Fund closes its option position or replaces the certificate, it may realize an unanticipated loss and incur transaction costs.

OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures or foreign currency forward contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above. The Fund will not purchase put or call options if, as a result thereof, the value of the options would exceed 5% of the Fund's net assets.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The risks involved in entering into a foreign currency forward contract are generally the same as for a futures contract having similar terms.

     The Fund's transactions in foreign currency forward contracts will be limited to risk management involving either specific transactions or portfolio positions. Transaction risk management is the forward purchase or sale of currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position risk management is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency. The Fund may also cross hedge its currency exposure under circumstances where the investment adviser believes that the currency in which a security is denominated may deteriorate against the dollar and the possible loss in value can be hedged, return can be enhanced and risks can be managed by entering into forward contracts to sell the deteriorating currency and buy a currency that is expected to appreciate in relation to the dollar.

     Although there are no limits on the number of forward contracts that the Fund may enter into, the Fund may not position "hedge" (including "cross hedges") with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the assets segregated declines, additional assets will be segregated so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

     The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases. The Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities.

     The Fund will not enter into forward contracts to purchase or sell currency if, as a result, the net market value of all such contracts exceeds 5% of the Fund's net assets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may enter into futures contracts and options on futures contracts to seek to reduce certain risks of its investments and to attempt to enhance return. The Fund may enter into futures contracts for the purchase or sale of debt securities, aggregates of debt securities or indexes of prices thereof, other financial indexes, U.S. government securities, corporate debt securities and certain foreign government debt securities (collectively, interest rate futures contracts). It may also enter into futures contracts for the purchase or sale of foreign currencies or composite foreign currencies in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute, in the investment adviser's judgment, an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return or for risk management purposes, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options without limitation, for bona fide hedging purposes in accordance with regulations of the Commodity Futures Trading Commission (CFTC) (i.e., to reduce certain risks of its investments). The total contract value of all futures contracts sold will not exceed the total market value of the Fund's investments.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums on such non-hedging transactions do not exceed 5% of the liquidation value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's investments.

     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. For example, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Also, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. In addition, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

     The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with the Fund's Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option or if it segregates with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with the Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be segregated.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

     The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will segregate with the Fund's Custodian cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts sufficient to cover the Fund's obligations with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

     In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

CURRENCY FUTURES AND OPTIONS THEREON

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and the investment adviser expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the investment adviser did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

     As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options, futures and currency markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

     The Fund will generally purchase or sell options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase or sell OTC options only if the investment adviser believes that the other party to the options will continue to make a market for such options.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND CURRENCIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Certain of the options, futures contracts and options thereon purchased or sold by the Fund may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, the instrument being traded. The value of such positions also could be adversely affected by
(1) other complex foreign political, legal and economic factors, (2) lesser availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so,this could limit the ability of the Fund fully to protect against these risks. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options the Fund has purchased with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by a securities exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or clearing organization may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or a particular class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

     Certain risks are inherent in the Fund's use of futures contracts and options on futures. One such risk arises because the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities hedged or used for cover will not be perfect. Another risk is that the price of futures contracts or options on futures may not move inversely with changes in interest rates. If the Fund has sold futures contracts to hedge securities held by the Fund and the value of the futures position declines more than the price of such securities increases, the Fund will realize a loss on the futures contracts which is not completely offset by the appreciation in the price of the hedged securities. Similarly, if the Fund has written a call on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Futures exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses. In such event, it may not be possible for the Fund to close out a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options).

     Successful use of futures contracts and options thereon and forward contracts by the Fund depends significantly on the ability of the investment adviser to forecast movements in the direction of the market and interest and foreign currency rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     Pursuant to the requirements of the Commodity Exchange Act, as amended, all U.S. futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund will engage in transactions in futures contracts and options thereon only to seek to reduce certain risks of its investments and to attempt to enhance return in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

     In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums therefor exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes within the meaning of CFTC regulations.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged.

     CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

     When the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act, to be considered liquid (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

     The staff of the Securities and Exchange Commission (Commission) has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." The Fund will also treat non-U.S. government interest-only and principal-only mortgage backed security strips as illiquid so long as the staff of the Commission maintains its position that such securities are illiquid.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. Subject to the segregation requirement, the Fund may purchase such securities without limit.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund does not currently intend to invest in repurchase agreements whose maturities exceed one year. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized by U.S. government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

     The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

     The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes, or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." If the Fund's asset coverage of borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

SEGREGATED ASSETS

     The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets, equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

(d)  DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in U.S. Treasury or other U.S. dollar-denominated securities or high quality money market instruments, including commercial paper of domestic and foreign corporations, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and short-term obligations issued or guaranteed by the U.S. government and its agencies denominated in either U.S. dollars or foreign currencies. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

(e)  PORTFOLIO TURNOVER

     The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

     The Fund may not:

          1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions; provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

          2. Make short sales of securities or maintain a short position.

          3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, foreign currency forward contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be pledge of assets or the issuance of a senior security.

          4. Buy or sell commodities, commodity contracts, real estate or interests in real estate. Transactions in foreign currencies, financial futures contracts and forward contracts and any related options thereon are not considered by the Fund to be transactions in commodities or commodity contracts.

          5. Make loans, except through (i) repurchase agreements and (ii) the purchase of debt obligations and bank deposits.

          6. Make investments for the purpose of exercising control or management.

          7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

          8. Except for securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, invest 25% or more of its total assets at the time of purchase in any one industry or in the securities of any central government or supranational issuer.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

         NAME AND ADDRESS**                 POSITION                        PRINCIPAL OCCUPATIONS
                (AGE)                       WITH FUND                      DURING PAST FIVE YEARS
         ------------------            -------------------                 ----------------------
Delayne Dedrick Gold (61)              Director             Marketing and Management Consultant.
*Robert F. Gunia (53)                  Vice President and   Executive Vice President and Chief Administrative
                                         Director             Officer (since June 1999) of Prudential
                                                              Investments; Corporate Vice President (since
                                                              September 1997) of The Prudential Insurance Company
                                                              of America (Prudential); Executive Vice President
                                                              and Treasurer (since December 1996) of Prudential
                                                              Investments Fund Management LLC (PIFM); President
                                                              (since April 1999) of Prudential Investment
                                                              Management Services LLC (PIMS); formerly Senior
                                                              Vice President (March 1987-May 1999) of Prudential
                                                              Securities Incorporated (Prudential Securities) and
                                                              Chief Administrative Officer (July 1990-September
                                                              1996), Director (January 1989-September 1996) and
                                                              Executive Vice President, Treasurer and Chief
                                                              Financial Officer (June 1987-September 1996) of
                                                              Prudential Mutual Fund Management, Inc.
Douglas H. McCorkindale (60)           Director             President (since September 1997) and Vice Chairman
                                                              (since March 1984) of Gannett Co. Inc. (publishing
                                                              and media); Director of Continental Airlines, Inc.,
                                                              Gannett Co. Inc. and Global Crossing Ltd.
Thomas T. Mooney (58)                  Director             President of the Greater Rochester Metro Chamber of
                                                              Commerce; formerly Rochester City Manager; formerly
                                                              Deputy Monroe County Executive; Trustee of Center
                                                              for Governmental Research, Inc.; Director of Blue
                                                              Cross of Rochester, Executive Service Corps of
                                                              Rochester and Monroe County Water Authority.
Stephen P. Munn (57)                   Director             Chairman (since January 1994), Director and President
                                                              (since 1988) and Chief Executive Officer (1988-
                                                              December 1993) of Carlisle Companies Incorporated
                                                              (manufacturer of industrial products).
*David R. Odenath, Jr. (42)            Vice President and   Officer in Charge, President, Chief Executive Officer
                                         Director             and Chief Operating Officer (since June 1999),
                                                              PIFM; Senior Vice President (since June 1999),
                                                              Prudential; formerly Senior Vice President (August
                                                              1993-May 1999), PaineWebber Group, Inc.

         NAME AND ADDRESS**                 POSITION                        PRINCIPAL OCCUPATIONS
                (AGE)                       WITH FUND                      DURING PAST FIVE YEARS
         ------------------            -------------------                 ----------------------
Richard A. Redeker (56)                Director             Formerly President, Chief Executive Officer and
                                                              Director (October 1993-September 1996) of
                                                              Prudential Mutual Fund Management, Inc.; Executive
                                                              Vice President, Director and Member of the
                                                              Operating Committee (October 1993-September 1996)
                                                              of Prudential Securities; Director (October
                                                              1993-September 1996) of Prudential Securities
                                                              Group, Inc.; Executive Vice President (July
                                                              1994-September 1996) of The Prudential Investment
                                                              Corporation; Director (January 1994-September 1996)
                                                              of Prudential Mutual Fund Distributors, Inc. and
                                                              Prudential Mutual Fund Services, Inc.; and Senior
                                                              Executive Vice President and Director (September
                                                              1978-September 1993) of Kemper Financial Services,
                                                              Inc.
Robin B. Smith (60)                    Director             Chairman and Chief Executive Officer (since August
                                                              1996), formerly President and Chief Executive
                                                              Officer (January 1989-August 1996) and President
                                                              and Chief Operating Officer (September
                                                              1981-December 1988) of Publishers Clearing House;
                                                              and Director of BellSouth Corporation, Texaco Inc.,
                                                              Spring Industries Inc. and Kmart Corporation.
*John R. Strangfeld, Jr. (45)          President and        Chief Executive Officer, Chairman, President and
                                         Director             Director (since January 1990), The Prudential
                                                              Investment Corporation, Executive Vice President
                                                              (since February 1998), Prudential Global Asset
                                                              Management Group of Prudential, and Chairman (since
                                                              August 1989), Pricoa Capital Group; formerly
                                                              various positions to Chief Executive Officer
                                                              (November 1994-December 1998), Private Asset
                                                              Management Group of Prudential and Senior Vice
                                                              President (January 1986-August 1989), Prudential
                                                              Capital Group, a unit of Prudential.
Louis A. Weil, III (58)                Director             Chairman (since January 1999), President and Chief
                                                              Executive Officer (since January 1996) and Director
                                                              (since September 1991) of Central Newspapers, Inc.;
                                                              Chairman of the Board (since January 1996),
                                                              Publisher and Chief Executive Officer (August 1991-
                                                              December 1995) of Phoenix Newspapers, Inc.;
                                                              formerly Publisher (May 1989-March 1991) of Time
                                                              Magazine, President, Publisher and Chief Executive
                                                              Officer (February 1986-August 1989) of The Detroit
                                                              News and member of the Advisory Board, Chase
                                                              Manhattan Bank-Westchester.
Clay T. Whitehead (61)                 Director             President (since May 1983) of National Exchange Inc.
                                                              (new business development firm).
Grace C. Torres (40)                   Treasurer and        First Vice President (since December 1996) of PIFM;
                                         Principal            First Vice President (since March 1993) of
                                         Financial and        Prudential Securities; and formerly First Vice
                                         Accounting           President (March 1994-September 1996) of Prudential
                                         Officer              Mutual Fund Management, Inc.

         NAME AND ADDRESS**                 POSITION                        PRINCIPAL OCCUPATIONS
                (AGE)                       WITH FUND                      DURING PAST FIVE YEARS
         ------------------            -------------------                 ----------------------
Marguerite E. H. Morrison (43)         Secretary            Vice President and Associate General Counsel (since
                                                              December 1996) of PIFM, Vice President and
                                                              Associate General Counsel (since September 1987) of
                                                              Prudential Securities; formerly Vice President and
                                                              Associate General Counsel (June 1991-September
                                                              1996) of Prudential Mutual Fund Management, Inc.
Stephen M. Ungerman (46)               Assistant Treasurer  Tax Director (since March 1996) of Prudential
                                                              Investments; formerly First Vice President
                                                              (February 1993-September 1996) of Prudential Mutual
                                                              Fund Management, Inc.

---------------
 * "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, Prudential or the Manager.

** The address of the Directors and officers is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund currently pays each of its Directors who is not an affiliated person of PIFM or the investment adviser annual compensation of $1,675, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Directors will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of a Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1999 and the aggregate compensation paid to such Directors for service on the Fund's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.

                                                                                 TOTAL 1999
                                                                                COMPENSATION
                                                               AGGREGATE          FROM FUND
                                                              COMPENSATION      COMPLEX PAID
NAME OF DIRECTOR                                               FROM FUND        TO DIRECTORS
----------------                                              ------------    -----------------
Edward D. Beach++...........................................     $1,675       $142,500(43/70)**
Delayne Dedrick Gold........................................     $1,675       $144,500(43/70)**
Robert F. Gunia+............................................         --                    None
Douglas H. McCorkindale*....................................     $1,675       $ 80,000(24/49)**
Thomas T. Mooney*...........................................     $1,675       $129,500(35/75)**
Stephen P. Munn.............................................     $1,675       $ 61,675(29/53)**
David R. Odenath, Jr.+......................................         --                    None
Richard A. Redeker..........................................     $1,675       $ 95,000(29/53)**
Robin B. Smith*.............................................     $1,675       $ 96,000(32/44)**
John R. Strangfeld, Jr.+....................................         --                    None
Louis A. Weil, III..........................................     $1,675       $ 96,000(29/53)**
Clay T. Whitehead...........................................     $1,700       $ 77,000(38/66)**

---------------
 + Directors who are "interested" do not receive compensation from the Fund or any fund in the Fund Complex.

++ Mr. Beach retired on December 31, 1999.

 * Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $97,916, $135,102 and $156,478 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

     As of February 4, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of February 4, 2000, Prudential Securities was record holder of 14,342,972 Class A shares (41.3%), 658,595 Class B shares (63.3%), 30,652 Class
C shares (38.8%) and 772,220 Class Z shares (45.7%) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

     As of February 4, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of the Fund were:

                                                                                    NUMBER OF SHARES
NAME                                        ADDRESS              CLASS OF SHARES      (% OF CLASS)
----                              ---------------------------    ---------------    -----------------
Smith Barney Inc.                 333 West 34th St.                  Class B             66,619(6.4%)
                                  New York, NY 10001-2483
Ms. Pamela B. Thayer              2938 Cherry Lane                   Class C              4,870(6.1%)
  Pamela B. Thayer Trust          Northbrook, IL 60062
Prudential Defined Contrib.       30 Scranton Office Park            Class Z            104,741(6.2%)
  Serv.                           Moosic, PA 18507
  Attn: John Surdy

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments Fund Management LLC (the Manager or PIFM), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed -- Manager" in the Prospectus. As of January 31, 2000, the Manager managed and/or administered open-end and closed-end management investment companies with assets of approximately $74.9 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.

     The Manager is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of the Manager, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian) and the Fund's Transfer Agent. The management services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

     For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion and .65 of 1% of such assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

     In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:

          (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser;

          (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

          (c) the costs and expenses payable to Prudential Investments (PI) pursuant to the subadvisory agreement between the Manager and PI (the PI Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     For the fiscal years ended December 31, 1999, 1998 and 1997, the Manager received management fees of $1,324,048, $1,323,490 and $1,549,812, respectively, from the Fund.

     The Manager has entered into a Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The PI Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Subadviser has entered into an agreement with PRICOA Asset Management Ltd. (PRICOA or, together with PI, the investment adviser) under which PRICOA provides investment advisory services to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the investment adviser's performance of such services. The Subadviser was reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services and PRICOA is reimbursed for its reasonable costs and expenses incurred in furnishing advisory services. Effective January 1, 2000, PI is paid by PIFM at an annual rate of .375 of 1% of the Fund's average daily net assets up to $500 million, .333 of 1% of average daily net assets from $500 million to $1 billion and .293 of 1% of average daily net assets over $1 billion.

     The PI Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The PI Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The PI Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The PRICOA Subadvisory Agreement provides that PRICOA can terminate it on 60 days' written notice and that PI can terminate it any time and the termination would take effect immediately. The PRICOA Subadvisory Agreement also provides that it will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

     Prudential Investments' Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in the prospectus:

                                 U.S. LIQUIDITY

ASSETS UNDER MANAGEMENT: $22.6 billion as of December 31, 1999.

TEAM LEADER: Michael Lillard. GENERAL INVESTMENT EXPERIENCE: 12 years.

PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.

SECTOR: U.S. Treasuries, agencies and mortgages.

INVESTMENT STRATEGY: Focus is on high quality, liquidity and controlled risk.

                                   CORPORATE

ASSETS UNDER MANAGEMENT: $47.3 billion as of December 31, 1999.

TEAM LEADER: Steven Kellner. GENERAL INVESTMENT EXPERIENCE: 13 years.

PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years, which includes team members with mutual fund experience.

SECTOR: U.S. investment-grade corporate securities.

INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

                                   HIGH YIELD

ASSETS UNDER MANAGEMENT: $9.4 billion as of December 31, 1999.

TEAM LEADER: Casey Walsh. GENERAL INVESTMENT EXPERIENCE: 17 years.

PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 17 years, which includes team members with significant mutual fund experience.

SECTOR: Below-investment-grade corporate securities.

INVESTMENT STRATEGY: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.

                                EMERGING MARKETS

ASSETS UNDER MANAGEMENT: $1.9 billion as of December 31, 1999.

TEAM LEADER: David Bessey. GENERAL INVESTMENT EXPERIENCE: 10 years.

PORTFOLIO MANAGERS: 3. AVERAGE GENERAL INVESTMENT EXPERIENCE: 9 years, which includes team members with mutual fund experience.

SECTOR: Government and corporate securities issued by developing markets and countries.

INVESTMENT STRATEGY: Focus is on a fundamental investment approach that uses a strong technical and value overlay to make country selections.

                                 MONEY MARKETS

ASSETS UNDER MANAGEMENT: $36 billion as of December 31, 1999.

TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years.

PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.

SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.

INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

     Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the

Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed or paid for by the Fund.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor contractually limited its distribution-related fees payable under the Class A Plan for the fiscal year ended December 31, 1999 to .25 of 1% of the average daily net assets of the Class A shares and has contractually limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 2000.

     For the fiscal year ended December 31, 1999, the Distributor received payments of $417,350 under the Class A Plan. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1999, the Distributor also received approximately $17,100 in initial sales charges attributable to Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provides that (1) .25 of 1% of the average daily net assets of the shares may be paid as a service fee and (2) .75 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor contractually limited its distribution-related fees payable under both the Class B and Class C Plans to .75 of 1% of the average daily net assets of each class for the fiscal year ended December 31, 1999 and has contractually limited its distribution-related fees payable under both the Class B and Class C Plan to .75 of 1% of the average daily net assets of the shares of each class for the fiscal year ending December 31, 2000. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges.

     CLASS B PLAN. For the fiscal year ended December 31, 1999, the Distributor received $34,812 from the Fund under the Class B Plan and spent approximately $80,270 in distributing the Fund's Class B shares. It is estimated that of the latter amount, 23.1% ($18,523) was spent on printing and mailing of prospectuses to other than current shareholders; 23.2% ($18,668) was spent on compensation to broker-dealers for commissions to their representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 53.7% ($43,079) in the aggregate for (1) payments of commissions and account servicing fees to financial advisers (17.6% ($14,127)) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (36.1% ($28,952)). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 1999, the Distributor received approximately $13,500 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended December 31, 1999, the Distributor received $2,655 under the Class C Plan and spent approximately $4,238 in distributing Class C shares. It is estimated that of the latter amount, 26.3% ($1,113) was spent on printing and mailing of prospectuses to other than current shareholders; 4.5% ($190) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution related expenses incurred for distribution of Fund shares and 69.2% ($2,935) in the aggregate of (1) payments of commissions and account servicing fees to financial advisers (52.0% ($2,205)) and (2) an allocation of overhead and other branch office distribution-related expenses (17.2% ($730)).

     The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1999, the Distributor received approximately $400 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended December 31, 1999, the Distributor received approximately $800 in initial sales charges attributable to Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A, Class B and Class C shares as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     The Transfer Agent, Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. The Transfer Agent is a wholly-owned subsidiary of the Manager. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, the Transfer Agent receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per shareholder account. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and, in that capacity, audits the Fund's annual financial statements.

YEAR 2000 READINESS DISCLOSURE

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Although the Fund has not experienced any material problems with the services provided by the Manager, Distributor, Transfer Agent or Custodian as a result of the change from 1999 to 2000, there remains a possibility that computer software systems in use might be impaired or unavailable because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no future adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have completed necessary changes to their computer systems in connection with the year 2000. The Fund's service providers (or other securities market participants) may experience future material problems in connection with the year 2000. The Fund and its Board have instructed the Fund's principal service providers to monitor and report year 2000 problems.

     Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues at some later time which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

CODES OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the investment adviser.) On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer of futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transactions costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

     When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities or any affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities or any affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities or any affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities or any affiliate are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities or any affiliate are also subject to such fiduciary standards as may be imposed upon Prudential Securities or such affiliates by applicable law.

     The Fund paid no brokerage commissions, including none to Prudential Securities or any affiliate, for the fiscal years ended December 31, 1999, 1998 and 1997.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 1999. As of December 31, 1999, the Fund held securities of Bear, Stearns & Co. Inc. in the aggregate amount of $3,904,000; Salomon Smith Barney, Inc. in the aggregate amount of $2,045,000; Lehman Brothers, Inc. in the aggregate amount of $1,859,000; and Morgan (J.P.) Securities in the aggregate amount of $3,696,000.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 2 billion shares of common stock, $.01 per share divided equally into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of

Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

     Under the Articles of Incorporation, the Board of Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

     The Board of Directors has the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) and/or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

PURCHASE BY WIRE

     For an initial purchase of shares of the Fund by wire, you must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Global Total Return Fund, Inc., specifying on the wire the account number assigned by the Transfer Agent and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, you should wire the Custodian directly and should be sure that the wire specifies Prudential Global Total Return Fund, Inc. Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations,(2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A* shares of the Fund are sold at a maximum sales charge of 4%, Class C* shares are sold with a 1% sales charge and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 1999, the maximum offering price of the Fund's shares is as follows:

CLASS A
  Net asset value and redemption price per Class A share....    $7.26
  Maximum sales charge (4% of offering price)...............      .30
                                                                -----
  Maximum offering price to public..........................    $7.56
                                                                =====
CLASS B
  Net asset value, offering price and redemption price per
     Class B share*.........................................    $7.26
                                                                =====
CLASS C
  Net asset value and redemption price per Class C share*...    $7.26
  Sales charge (1% of offering price).......................      .07
                                                                -----
  Offering price to public..................................    $7.33
                                                                =====
CLASS Z
  Net asset value, redemption price and offering price per
     Class Z share..........................................    $7.27
                                                                =====

---------------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist investors in determining which method of purchase best suits their individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, the sales charges and cumulative annual distribution-related fees would be approximately the same for Class A, Class B and Class C shares. However, you should consider purchasing Class B shares over Class A shares or Class C shares because all of your money would be invested initially in the case of Class B shares.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B and Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES -- CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

     - Officers of the Prudential mutual funds (including the Fund)

     - Employees of the Distributor, Prudential Securities, the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent

     - Employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer

     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

     - Members of the Board of Directors of Prudential

     - Real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

     - Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

     - Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

     - Investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

     - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

     - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For you to obtain any reduction or waiver of the initial sales charges at the time of the sale, either you must notify the Transfer Agent directly or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares -- Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     - An individual

     - The individual's spouse, their children and their parents

     - The individual's and spouse's Individual Retirement Account (IRA)

     - Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

     - A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     - A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     - One or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

     An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares -- Contingent Deferred Sales Charge," below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

     INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through you broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

     - Current and former Director/Trustees of the Prudential mutual funds (including the Fund)

     - Prudential, with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

     Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive the sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Prudential Securities, you must redeem the shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

     CONTINGENT DEFERRED SALES CHARGE

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year for Class C shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the shareholder. The CDSC will be imposed on any redemption by a shareholder which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by the shareholders for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                           CONTINGENT DEFERRED SALES CHARGE
                                                              AS A PERCENTAGE OF DOLLARS
           YEARS SINCE PURCHASE PAYMENTS MADE              INVESTED OR REDEMPTION PROCEEDS
           ----------------------------------              --------------------------------
First....................................................                 5.0%
Second...................................................                 4.0%
Third....................................................                 3.0%
Fourth...................................................                 2.0%
Fifth....................................................                 1.0%
Sixth....................................................                 1.0%
Seventh and thereafter...................................                None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payment for the purchase of Fund shares made during the preceding six years for Class B shares and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder in, or the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

                CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
                ------------------                                ----------------------
Death                                               A copy of the shareholder's death certificate or,
                                                    in the case of a trust, a copy of the grantor's
                                                    death certificate, plus a copy of the trust
                                                    agreement identifying the grantor.
Disability -- An individual will be considered      A copy of the Social Security Administration award
  disabled if he or she is unable to engage in any  letter or a letter from a physician on the
  substantial gainful activity by reason of any     physician's letterhead stating that the
  medically determinable physical or mental         shareholder (or, in the case of a trust, the
  impairment which can be expected to result in     grantor (a copy of the trust agreement identifying
  death or to be of long-continued and indefinite   the grantor will be required as well)) is
  duration.                                         permanently disabled. The letter must also
                                                    indicate the date of disability.
Distribution from an IRA or 403(b) Custodial        A copy of the distribution form from the custodial
  Account                                           firm indicating (i) the date of birth of the
                                                    shareholder and (ii) that the shareholder is over
                                                    age 59 1/2 and is taking a normal distribution --
                                                    signed by the shareholder.
Distribution from Retirement Plan                   A letter signed by the plan administrator/trustee
                                                    indicating the reason for the distribution.
Excess Contributions                                A letter from the shareholder (for an IRA) or the
                                                    plan administrator/trustee on company letterhead
                                                    indicating the amount of the excess and whether or
                                                    not taxes have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE -- CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.60%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five (5) full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, telephone calls will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to the Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to the Transfer Agent, at the address noted above.

     CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of

Class A shares may use the exchange privilege only to acquire Class A shares, of the Prudential mutual funds participating in the Class A exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

        Prudential California Municipal Fund
          (California Money Market Series)
        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)
        Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
          (New Jersey Money Market Series)
          (New York Money Market Series)
        Prudential MoneyMart Assets, Inc. (Class A shares)
        Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc. No CDSC may be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively of other funds without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C Shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

     Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)



PERIOD OF
MONTHLY INVESTMENTS:                                          $100,000    $150,000    $200,000    $250,000
--------------------                                          --------    --------    --------    --------
25 Years....................................................   $  105      $  158      $  210      $  263
20 Years....................................................      170         255         340         424
15 Years....................................................      289         433         578         722
10 Years....................................................      547         820       1,093       1,366
5 Years.....................................................    1,361       2,041       2,721       3,402
See "Automatic Investment Plan."

---------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic years.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, you may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing your bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. Your bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or an investor's broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

     The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS                                                 PERSONAL
MADE OVER:                                                    SAVINGS       IRA
-------------                                                 --------    --------
  10 years..................................................  $ 26,165    $ 31,291
  15 years..................................................    44,675      58,649
  20 years..................................................    68,109      98,846
  25 years..................................................    97,780     157,909
  30 years..................................................   135,346     244,692

---------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Board of Directors has fixed the specific time of day for the computation of the Fund's NAV to be as of 4:15 p.m., New York time. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except days on which no orders to purchase, sell or redeem Fund shares have been received or on days on which changes in the value of the Fund's portfolio investments do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares will be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

     Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds on offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions also may be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of investment in the Fund.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to pass through to its shareholders any foreign income taxes paid.

     Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                            PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                                P(1+T)(n) = ERV

Where:  P    =    a hypothetical initial payment of $1,000.
        T    =    average annual total return.
        n    =    number of years.

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

     Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 1999.

                                                                                       SINCE
                                                    1 YEAR    5 YEARS    10 YEARS    INCEPTION
                                                    ------    -------    --------    ---------
Class A...........................................  (7.79)%    8.31%       7.75%        8.95%      (7-7-86)
Class B...........................................  (9.35)      N/A         N/A         4.37      (1-15-96)
Class C...........................................  (6.31)      N/A         N/A         4.54      (1-15-96)
Class Z...........................................  (3.74)      N/A         N/A         3.75      (3-17-97)

     Before January 15, 1996, the Fund was a closed-end investment company.

     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for the Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV-P
                                  -----------
                                       P

Where: P    = a hypothetical initial payment of $1,000.
       ERV = ending redeemable value at the end of the one, five, or ten year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 1999.

                                                                                     SINCE
                                                  1 YEAR    5 YEARS    10 YEARS    INCEPTION
                                                  ------    -------    --------    ---------
Class A.........................................  (3.95)%    55.26%     119.79%     230.83%          (7-7-86)
Class B.........................................  (4.35)       N/A         N/A       20.44          (1-15-96)
Class C.........................................  (4.35)       N/A         N/A       20.44          (1-15-96)
Class Z.........................................  (3.74)       N/A         N/A       10.82          (3-17-97)

     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                               a - b
                  YIELD = 2[( ------- +1)(6) - 1]
                                cd


Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

     The Fund's 30-day yields for the 30 days ended December 31, 1999, were 3.31%, 2.95%, 2.97% and 3.66% for the Class A, Class B, Class C and Class Z shares, respectively.

     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

     Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1) Performance Comparison Bar Chart

                                                               PERFORMANCE COMPARISON OF DIFFERENT TYPES
                                                                   OF INVESTMENTS OVER THE LONG TERM
                                                                       (12/31/1925 - 12/31/1999)
                                                               -----------------------------------------
Common Stocks                                                                    11.4%
Long Term Govt. Bonds                                                             5.1%
Inflation                                                                         3.1%

---------------
(1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as of December 31, 1999
----------------------------------------------------------------------

Principal
Amount                                                 US$
(000)                 Description                     Value (Note 1)
----------------------------------------------------------------------
LONG-TERM INVESTMENTS--84.2%
----------------------------------------------------------------------
Australia--4.9%
A$         6,530    Commonwealth of Australia,
                       9.75%, 3/15/02                 $  4,570,960
           4,000    Queensland Treasury
                       Corporation,
                       8.00%, 5/14/03                    2,712,312
          10,070    New South Wales Treasury
                       Corporation,
                       6.50%, 5/1/06                     6,350,631
                                                      ------------
                                                        13,633,903
----------------------------------------------------------------------
Canada--3.9%
C$         2,000    British Columbia Municipal Fin.
                       Auth.,
                       6.75%, 4/24/07                    1,388,130
           5,000    British Columbia Provincial
                       Bond,
                       6.00%, 6/9/08                     3,310,800
           8,900    Province of Quebec,
                       6.50%, 10/1/07                    6,073,129
                                                      ------------
                                                        10,772,059
----------------------------------------------------------------------
Denmark--4.6%
                    Danish Government Bonds,
   DKr    60,000    7.00%, 12/15/04                      8,719,366
          27,575    8.00%, 3/15/06                       4,222,078
                                                      ------------
                                                        12,941,444
----------------------------------------------------------------------
Euro--20.2%
    EURO   3,000    Bank Of Scotland Treasury
                       Services PLC (United
                       Kingdom),
                       5.50%, 7/27/09                    2,838,061
             480    Esat Telecom Group PLC
                       (United Kingdom),
                       11.875%, 11/1/09                    550,083
                    Federal Republic of Germany,
           3,670    4.50%, 7/4/09                        3,466,342
             665    5.375%, 1/4/10                         671,357

 PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
 Principal
 Amount                                                US$
 (000)               Description                      Value (Note 1)

    EURO   1,850    Global Telesystems Group, Inc.
                       (Netherlands),
                       10.50%, 12/1/06                $  1,893,806
           2,965    Italian Government Bond,
                       6.50%, 11/1/27                    3,095,014
                    Kingdom of Spain,
           2,832    3.00%, 1/31/03                       2,711,976
           9,354    3.25%, 1/31/05                       8,646,244
             500    Municipality Of Sophia
                       (France),
                       9.75%, 6/3/02                       494,442
                    Republic of Italy,
           2,000    3.00%, 6/15/02                       1,945,897
           6,920    4.50%, 5/1/09                        6,476,669
           1,500    Staples Incorporated
                       (United Kingdom),
                       5.875%, 11/15/04                  1,487,562
           2,784    Treuhandanstalt (Gemany),
                       6.875%, 6/11/03                   2,991,716
                    German Government Bonds,
           7,338    6.00%, 1/5/06                        7,744,868
          10,980    6.25%, 1/4/24                       11,467,007
                                                      ------------
                                                        56,481,044
----------------------------------------------------------------------
Germany--1.8%
   DM      2,000    Cesp Cia Energetic,
                       9.25%, 5/10/01                    1,040,609
           7,000    Tokyo Gas Co. Ltd.,
                       7.00%, 7/27/05                    3,878,565
                                                      ------------
                                                         4,919,174
----------------------------------------------------------------------
Hungary--0.7%
   HUF   480,000    Hungarian Government Bond,
                       15.00%, 7/24/01                   1,976,851
----------------------------------------------------------------------
Japan--2.1%
  Y      530,100    Japanese Government Bond,
                       4.20%, 3/20/03                 $  5,774,085

----------------------------------------------------------------------
See Notes to Financial Statements.     B-55
Portfolio of Investments as of December 31, 1999
----------------------------------------------------------------------

Principal
Amount                                          US$
(000)                 Description              Value (Note 1)
----------------------------------------------------------------------
New Zealand--2.8%
NZ$       14,900    Federal National Mortgage
                       Association,
                       7.25%, 6/20/02                    7,744,638
----------------------------------------------------------------------
Russia
   RUB    18,900    European Bank of Reconstruction
                       Development,
                       Zero Coupon, 5/28/02                168,076
----------------------------------------------------------------------
South Africa--1.0%
  R       17,550    Republic of South Africa,
                       13.00%, 8/31/10                   2,741,452
----------------------------------------------------------------------
Sweden--4.0%
   SEK    27,100    Kingdom of Sweden,
                       5.00%, 1/15/04                    3,148,209
          66,000    Swedish Government Bond,
                       6.00%, 2/9/05                     7,950,936
                                                      ------------
                                                        11,099,145
----------------------------------------------------------------------
United Kingdom--4.8%
  BP       6,850    United Kingdom,
                       5.00%, 6/7/04                    10,595,015
             395    Banco Central del Uruguay, FRN,
                       6.25%, 2/19/07                      580,233
           1,300    Powergen PLC,
                       8.875%, 3/26/03                   2,179,686
                                                      ------------
                                                        13,354,934
----------------------------------------------------------------------
United States--33.4%
Corporate Bonds--4.0%
US$          750    Banco del Estado Chile,
                       8.39%, 8/1/01                  $    762,495
           1,000    Central Bank Tunisia,
                       7.50%, 9/19/07                      933,750
           1,300    Chonhung Bank,
                       11.0725%, 1/7/05                  1,322,750



PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

Principal
Amount                                                          US$
(000)                        Description                       Value (Note 1)

US$        4,200             General Motors Acceptance
                                Corp.,
                                5.75%, 11/10/03                   3,999,072
           3,000             Household Finance Corporation,
                                6.40%, 6/17/08                    2,773,380
           1,300             Philippine Long Dist.
                                Telephone,
                                10.50%, 4/15/09                   1,313,000
                                                               ------------
                                                                 11,104,447
----------------------------------------------------------------------
Sovereign Bonds--14.0%
           1,600              Embotelladora Andina S.A.,
                                 7.875%, 10/1/97                   1,230,248
             500              Jamaican Government Bonds,
                                 9.625%, 7/2/02                      477,500
           1,350              Kingdom Of Jordan,
                                 6.00%, 12/23/23                     898,911
           4,300              Ministry Of Finance (Russia),
                                 10.00%, 6/26/07                   2,735,875
           2,000              Nuevo Grupo Isuacell S.A. del
                                 C.V.,
                                 14.25%, 12/1/06                   2,085,000
           2,250              Oman Sultanate (India),
                                 7.125%, 3/20/02                   2,223,281
           3,100              Province of Ontario (Canada),
                                 6.00%, 2/21/06                    2,946,550
           1,980              Republic of Argentina, FRN,
                                 6.8125%, 3/31/05                  1,801,800
           6,594              Republic of Brazil,
                                 5.00%, 4/15/14                    4,954,313
           1,015              Republic of Brazil, FRN,
                                 6.50%, 1/1/01                     1,004,602
           2,750              Republic of Bulgaria,
                                 2.75%, 7/28/12                 $  1,980,000
           3,300              Republic of Colombia,
                                 7.25%, 2/23/04                    2,970,000
           4,431              Republic of Croatia, FRN,
                                 6.45625%, 7/31/06                 4,104,265
           1,000              Republic of Italy,
                                 7.00%, 9/18/01                    1,004,000
           1,700              Republic of Lithuania,
                                 7.125%, 7/22/02                   1,623,500
           2,600              Republic of Panama,
                                 7.875%, 2/13/02                   2,502,500

----------------------------------------------------------------------
See Notes to Financial Statements.     B-56
Portfolio of Investments as of December 31, 1999
----------------------------------------------------------------------

Principal
Amount                                          US$
(000)                 Description              Value (Note 1)
----------------------------------------------------------------------
Sovereign Bonds (cont'd.)
US$        2,500    Republic of Peru,
                       4.50%, 3/7/17                     1,731,250
           3,619    Republic of Venezuela,
                       7.00%, 12/18/07                   2,840,935
                                                      ------------
                                                        39,114,530
----------------------------------------------------------------------
Supranational Bonds--.2%
                    Corporacion Andina de Fomento,
             500    6.93375%, 4/3/01                       490,000
----------------------------------------------------------------------
U.S. Government Obligations--15.2%
           3,200    United States Treasury Bond,
                       6.625%, 2/15/27                   3,171,488
                    United States Treasury Notes,
           6,000    5.75%, 8/15/03                       5,877,180
           4,000    12.375%, 5/15/04                     4,875,000
          13,450    6.25%, 2/15/07                      13,233,590
           4,175    6.125%, 8/15/07                      4,070,625
          11,615    6.00%, 8/15/09                      11,252,031
                                                      ------------
                                                        42,479,914
                                                      ------------
                                                        93,188,891
                    Total long-term investments
                       (cost US$250,562,019)           234,795,696
                                                      ------------
SHORT-TERM INVESTMENTS--13.6%
Germany--2.6%
   DM      1,600    Union Bank Of Estonia,
                       4.25563%, 6/16/00                   820,850
          12,000    Republic of Colombia,
                       7.25%, 12/21/00                   6,249,843
                                                      ------------
                                                         7,070,693
----------------------------------------------------------------------
Hungary--2.0%
   HUF   480,000    Hungarian Government Bond,
                       16.00%, 4/12/00                   1,914,809
         935,000    Republic of Hungary,
                       15.50%, 7/24/00                   3,748,889
                                                      ------------
                                                         5,663,698

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

Principal
Amount                                                            US$
(000)                          Description                       Value (Note 1)
----------------------------------------------------------------------

Poland--1.4%
                               Poland Treasury Bills,
  PLZ      6,500               16.375%(a), 3/22/00                     1,513,967
          10,400               16.325%(a), 6/14/00                     2,324,836
                                                                    ------------
                                                                       3,838,803
----------------------------------------------------------------------
Russia--0.1%
   RUB    11,600               European Bank of Reconstruction
                               Development,
                               31.00%, 5/5/00                            345,263
----------------------------------------------------------------------
United States--7.5%
Sovereign Bonds--0.6%
US$        1,515               Trinidad & Tobago Republic,
                               9.75%, 11/3/00                          1,511,970
----------------------------------------------------------------------
Supranational Bonds--2.2%
           6,150               Corporacion Andina de Formento,
                               7.375%, 7/21/00                         6,163,469
----------------------------------------------------------------------
Repurchase Agreement--4.7%
US$       13,177               Joint Repurchase Agreement
                               Account,
                               2.83%, 1/03/99 (Note 5)              $ 13,177,000
                                                                    ------------
                                                                      20,852,439
                               Total short-term Investments
                               (cost US$41,613,776)                   37,770,896
                                                                    ------------
----------------------------------------------------------------------
Total Investments--97.8%
                               (cost $292,175,795)                   272,566,592
                               Other assets in excess of
                               liabilities--2.2%                       6,200,308
                                                                    ------------
                               Net Assets--100%                     $278,766,900
                                                                   =============


---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date.
FRN--Floating Rate Note.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-57

Statement of Assets and Liabilities    PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1999
Investments, at value (cost $292,175,795)...............................................................        $ 272,566,592
Foreign currency, at value (cost $734,886)..............................................................              743,685
Cash....................................................................................................               29,321
Interest receivable.....................................................................................            5,965,797
Forward currency contracts--amount receivable from counterparties.......................................            2,013,198
Receivable for Fund shares sold.........................................................................               21,094
Other assets............................................................................................               11,731
                                                                                                              -----------------
   Total assets.........................................................................................          281,351,418
                                                                                                              -----------------
Liabilities
Forward currency contracts-amount payable to counterparties.............................................            1,245,523
Payable for Fund shares reacquired......................................................................              971,823
Management fee payable..................................................................................              181,849
Accrued expenses and other liabilities..................................................................              123,775
Distribution fee payable................................................................................               61,548
                                                                                                              -----------------
   Total liabilities....................................................................................            2,584,518
                                                                                                              -----------------
Net Assets..............................................................................................        $ 278,766,900
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     384,022
   Paid-in capital in excess of par.....................................................................          335,270,180
                                                                                                              -----------------
                                                                                                                  335,654,202
   Distributions in excess of net investment income.....................................................              (18,244)
   Accumulated net realized loss on investment and foreign currency transactions........................          (37,799,341)
   Net unrealized appreciation on investments and foreign currencies....................................          (19,069,717)
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................        $ 278,766,900
                                                                                                                =============

Class A:
   Net asset value and redemption price per share
      ($257,548,412 / 35,482,085 shares of common stock issued and outstanding).........................                $7.26
   Maximum sales charge (4% of offering price)..........................................................                  .30
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $7.56
                                                                                                             ================


Class B:
   Net asset value, offering price and redemption price per share
      ($7,809,982 / 1,075,086 shares of common stock issued and outstanding)............................                $7.26
                                                                                                              ===============
Class C:
   Net asset value and redemption price per share
      ($561,246 / 77,256 shares of common stock issued and outstanding).................................                $7.26
   Sales charge (1.00% of offering price)...............................................................                 $.07
                                                                                                              -----------------
                                                                                                              -----------------
   Offering price to public.............................................................................                $7.33
                                                                                                              =================
Class Z:
   Net asset value, offering price and redemption price per share
      ($12,847,260 / 1,767,809 shares of common stock issued and outstanding)...........................                $7.27
                                                                                                              ================

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-58

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $25,566)...........................     $  13,684,469
                                            -----------------
Expenses
   Management fee........................         1,324,048
   Distribution fee--Class A.............           417,350
   Distribution fee--Class B.............            34,812
   Distribution fee--Class C.............             2,655
   Transfer agent's fees and expenses....           461,000
   Custodian's fees and expense..........           311,000
   Reports to shareholders...............           259,000
   Legal fees and expenses...............           178,000
   Registration fees.....................            47,000
   Audit fee and expenses................            36,000
   Directors' fees.......................            23,000
   Insurance.............................             2,000
   Miscellaneous.........................            10,289
                                            -----------------
      Total expenses.....................         3,106,154
                                            -----------------
Net investment income....................        10,578,315
                                            -----------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............        (7,815,368)
   Foreign currency transactions.........          (146,835)
                                            -----------------
                                                 (7,962,203)
                                            -----------------
Net change in unrealized appreciation/depreciation on:
   Investments...........................       (20,014,740)
   Foreign currencies....................           272,157
                                            -----------------
                                                (19,742,583)
                                            -----------------
Net loss on investments and foreign
   currencies............................       (27,704,786)
                                            -----------------
Net Decrease in Net Assets
Resulting from Operations................     $ (17,126,471)
                                              =============


PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1999            1998
Operations:
   Net investment income..........  $ 10,578,315    $ 11,321,302
   Net realized gain (loss) on
      investment and foreign
      currency transactions.......    (7,962,203)      1,570,888
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currencies..................   (19,742,583)      1,857,462
                                    ------------    ------------
   Net decrease in net assets
      resulting from operations...   (17,126,471)     14,749,652
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment income
      Class A.....................    (7,213,780)     (7,425,915)
      Class B.....................      (178,555)       (127,509)
      Class C.....................       (13,365)         (8,896)
      Class Z.....................      (224,615)        (83,453)
                                    ------------    ------------
                                      (7,630,315)     (7,645,773)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................            --        (432,992)
      Class B.....................            --          (7,435)
      Class C.....................            --            (519)
      Class Z.....................            --          (4,866)
                                    ------------    ------------
                                              --        (445,812)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................            --      (3,221,486)
      Class B.....................            --         (55,316)
      Class C.....................            --          (3,859)
      Class Z.....................            --         (36,203)
                                    ------------    ------------
                                              --      (3,316,864)
                                    ------------    ------------
   Tax return of capital
      distributions
      Class A.....................    (2,951,146)             --
      Class B.....................       (82,514)             --
      Class C.....................        (6,196)             --
      Class Z.....................       (86,864)             --
                                    ------------    ------------
                                      (3,126,720)             --
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6 and
   7)
   Net proceeds from shares
      sold........................   181,565,604       8,184,792
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     3,609,392       2,953,974
   Cost of shares reacquired......   (43,791,864)    (35,442,667)
                                    ------------    ------------
   Increase in net assets from
      Fund share transactions.....   141,383,132     (24,303,901)
                                    ------------    ------------
Total increase (decrease).........   113,499,626     (20,962,698)
                                    ------------    ------------
Net Assets
Beginning of year.................   165,267,274     186,229,972
                                    ------------    ------------
End of year.......................  $278,766,900    $165,267,274
                                    ============    ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

Notes to Financial Statements          PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
Prudential Global Total Return Fund, Inc., (the "Fund"), formerly known as The Global Total Return Fund, Inc., is an open-end, nondiversified management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in governmental (including supranational), semi-governmental or governmental agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies, including debt securities issued or guaranteed by the U.S. Government and foreign governments, their agencies, authorities or instrumentalities (U.S. Government Securities and Foreign Government Securities, respectively). The remainder is generally invested in corporate debt securities or longer term bank debt securities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investors Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition the Fund is permitted to invest up to 15% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

------------------------------------------------------------

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market makers. Any security for which the primary market is on an exchange or NASDAQ National Market System Securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are
--------------------------------------------------------------------------------

Notes to Financial Statements          PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: Dividends are declared quarterly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distributions in excess of net investment income by $160,476 and decrease accumulated net realized loss on investments by $64,968,790 and decrease paid in capital in excess of par by $65,129,266 due to a tax return of capital and for foreign currency losses realized and recognized during the year ended December 31, 1999 and for capital loss carryforward which expired during the year ended December 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC, through an agreement with PRICOA Asset Management Ltd. ("PRICOA"), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1%
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------
and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1999.

PIMS has advised the Fund that it has received approximately $17,100 and $800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 1999, it received approximately $13,500 and $400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is
$1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. Interest on any such borrowings outstanding will be at market rates. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1999, the Fund incurred fees of approximately $371,576 for the services of PMFS. As of December 31, 1999, approximately $54,157 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1999, aggregated $346,136,912 and $218,311,593, respectively.

At December 31, 1999, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

                                              Value at
Foreign Currency            Current       Settlement Date      Appreciation/
 Purchase Contracts          Value            Payable          (Depreciation)
----------------------    -----------     ----------------     --------------
Australian Dollars,
 expiring 1/18/00.....    $ 4,641,818       $  4,573,929         $   67,889

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

                                              Value at
Foreign Currency            Current       Settlement Date      Appreciation/
 Purchase Contracts          Value            Payable          (Depreciation)
----------------------    -----------     ----------------     --------------
Euros,
 expiring 1/18/00.....    $10,369,306       $ 10,409,482         $  (40,176)
Japanese Yen,
 expiring 1/18/00.....      5,898,134          5,870,575             27,559
New Zealand Dollars,
 expiring 1/25/00.....      3,995,042          3,878,411            116,631
Norwegian Krone,
 expiring 2/8/00......      6,236,860          6,273,409            (36,549)
Swiss Franc,
 expiring 1/12/00.....      8,937,405          9,735,563           (798,158)
                          -----------     ----------------     --------------
                          $40,078,565       $ 40,741,369         $ (662,804)
                          -----------     ----------------     --------------
                          -----------     ----------------     --------------

                                              Value at
Foreign Currency            Current       Settlement Date      Appreciation/
 Sale Contracts              Value           Receivable        (Depreciation)
----------------------    -----------     ----------------     --------------
Canadian Dollars,
 expiring 1/13/00.....    $ 3,237,387       $  3,174,588         $  (62,799)
Danish Krone,
 expiring 1/12/00.....      2,054,165          2,190,626            136,461
Euros,
 expiring 1/18/00 -
 1/19/00..............     27,893,715         28,217,690            323,975
Japanese Yen,
 expiring 1/18/00.....      8,813,844          8,746,604            (67,240)
New Zealand Dollars
 expiring 1/25/00.....     13,232,912         13,028,021           (204,891)
Pound Sterling,
 expiring 1/21/00.....      4,227,048          4,191,338            (35,710)
Swedish Krona,
 expiring 1/13/00.....      2,648,163          2,674,468             26,305
Swiss Franc,
 expiring 1/12/00.....     17,874,811         19,189,189          1,314,378
                          -----------     ----------------     --------------
                          $79,982,045       $ 81,412,524         $1,430,479
                          ===========       ============         ==========


The United States federal income tax basis of the Fund's investments at December 31, 1999 was $292,188,283 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $19,621,691 (gross unrealized appreciation--$1,116,608; gross unrealized depreciation--$20,738,299.

For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 1999, of approximately $33,487,304 of which $9,504,418 expires in 2000, $19,534,654 expires in 2001, $1,565,575 expires in 2002,
$326,238 expires in 2003, $1,656,524 expires in 2005 and $899,895 expires in
2006. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

The Fund has elected to treat approximately $3,475,442 of net foreign currency losses and approximately $264,364 of net capital losses incurred in the two month period ended December 31, 1999 as having occurred in the following fiscal year.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1999, the Fund had a 1.86% undivided interest in the joint account. The undivided interest for the Fund represents $13,177,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

ABN AMRO Incorporated, 2.75%, in the principal amount of $90,000,000, repurchase price $90,020,625, due 1/3/2000. The value of the collateral including accrued interest was $91,800,968.

Bear, Stearns & Co. Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/2000. The value of the collateral including accrued interest was $221,923,528.

Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,883, due 1/3/2000. The value of the collateral including accrued interest was $101,979,049.

Morgan (J.P.) Securities, Inc., 3.00%, in the principal amount of $120,000,000, repurchase price $120,030,000, due 1/3/2000. The value of the collateral including accrued interest was $122,400,783.

Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $78,685,000, repurchase price $78,714,507, due 1/3/2000. The value of the collateral including accrued interest was $80,259,686.

Salomon Smith Barney, Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/2000. The value of the collateral including accrued interest was $112,231,078.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares. As of December 31, 1999 Prudential owned 24 Class A shares, 12 Class B shares, 12 Class C shares and 12 Class Z shares.
Transactions in shares of common stock were as follows:

Class A                                  Shares        Amount
------------------------------------   ----------   ------------
Year ended December 31, 1999:
Shares sold.........................      256,447   $  1,936,647
Shares issued in connection with
  reorganization (Note 7)...........   20,010,669    159,581,878
Shares issued in reinvestment of
  dividends and distributions.......      414,519      3,075,349
Shares reacquired...................   (5,023,661)   (37,816,441)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................   15,657,974    126,777,433
Shares issued upon conversion from
  Class B...........................       23,127        173,394
                                       ----------   ------------
Net increase in shares
  outstanding.......................   15,681,101   $126,950,827
                                       ==========   ============
Year ended December 31, 1998:
Shares sold.........................      339,598   $  2,730,063
Shares issued in reinvestment of
  dividends and distributions.......      333,052      2,661,857
Shares reacquired...................   (4,101,283)   (32,833,746)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion.................   (3,428,633)   (27,441,826)
Shares issued upon conversion from
  Class B...........................        3,881         31,322
                                       ----------   ------------
Net decrease in shares
  outstanding.......................   (3,424,752)  $(27,410,504)
                                       ==========   ============


Class B
------------------------------------
Year ended December 31, 1999:
Shares sold.........................      217,107   $    976,369
Shares issued in connection with
  reorganization (Note 7)...........      648,159      5,241,518
Shares issued in reinvestment of
  dividends and distributions.......       28,530        212,311
Shares reacquired...................     (247,247)    (3,255,251)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................      646,549      3,174,947
Shares reacquired upon conversion
  into Class A......................      (23,127)      (173,394)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      623,422   $  3,001,553
                                       ==========   ============
Year ended December 31, 1998:
Shares sold.........................      237,833   $  1,906,388
Shares issued in reinvestment of
  dividends and distributions.......       20,064        160,430
Shares reacquired...................      (94,011)      (752,207)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................      163,886      1,314,611
Shares reacquired upon conversion
  into Class A......................       (3,884)       (31,322)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      160,002   $  1,283,289
                                          =======   ============

--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

Class C                                  Shares        Amount
------------------------------------   ----------   ------------
Year ended December 31, 1999:
Shares sold.........................       17,923   $    145,005
Shares issued in connection with
  reorganization (Note 7)...........       49,309        386,351
Shares issued in reinvestment of
  dividends and distributions.......        2,370         17,612
Shares reacquired...................      (26,555)      (198,104)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       43,047   $    350,864
                                       ==========   ============
Year ended December 31, 1998:
Shares sold.........................       11,948   $     95,300
Shares issued in reinvestment of
  dividends and distributions.......        1,404         11,227
Shares reacquired...................       (3,185)       (25,475)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       10,167   $     81,052
                                       ==========   ============


Class Z
------------------------------------
Year ended December 31, 1999:
Shares sold.........................      278,304   $  2,122,619
Shares issued in connection with
  reorganization (Note 7)...........    1,481,032     11,175,217
Shares issued in reinvestment of
  dividends and distributions.......       41,217        304,120
Shares reacquired...................     (335,941)    (2,522,068)
                                       ----------   ------------
Net increase in shares
  outstanding.......................    1,464,612   $ 11,079,888
                                       =========================
Year ended December 31, 1998:
Shares sold.........................      429,296   $  3,453,041
Shares issued in reinvestment of
  dividends and distributions.......       15,060        120,460
Shares reacquired...................     (228,142)    (1,831,239)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      216,214   $  1,742,262
                                          =======   ============


------------------------------------------------------------
Note 7. Reorganization

On May 26, 1999, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the "Plan") which provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Global Limited Maturity Fund, Inc. and the Prudential Intermediate Global Income Fund, Inc. in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Global Limited Maturity Fund, Inc. and Intermediate Global Income Fund, Inc.

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
The Plan was approved by the shareholders of the Global Limited Maturity Fund, Inc. and the Intermediate Global Income Fund, Inc. at a shareholder meeting held on October 19, 1999. The reorganization took place on October 22, 1999. The Global Limited Maturity Fund, Inc. and the Intermediate Global Income Fund, Inc. and the Fund incurred their pro rata share of the costs of reorganization, including the costs of proxy solicitation.
The acquisition was accomplished by a tax-free exchange of the following shares:

                                           Prudential Global
     Global Limited Maturity                 Total Return
          Fund, Inc.:                         Fund, Inc.       Value
Class A                6,701,965       Class A   6,692,871     $49,296,112
   B                      92,971             B      93,350        688,151
   C                       4,375             C       4,393         32,384
   Z                       6,521             Z       6,530         48,187

      Intermediate Global
       Income Fund, Inc.:
Class A               13,210,252             A  13,317,798   $ 98,167,564
   B                     550,329             B     554,809      4,091,534
   C                      44,554             C      44,916        331,237
   Z                   1,464,579             Z   1,474,502     10,880,345

The aggregate net assets and unrealized appreciation of the funds immediately before the acquisition were:

                                                     Unrealized
                                  Net Assets        Depreciation
                                 ------------      --------------
Global Limited Maturity Fund,
  Inc.                           $ 50,064,833       $ (3,937,015)
Intermediate Global Income
  Fund, Inc.                      113,470,681         (6,836,162)

The aggregate net assets of the Prudential Global Total Return Fund, Inc. immediately before the acquisition was $134,835,274.

The future utilization of the acquired capital loss carryforwards from Global Limited Maturity Fund, Inc. and Intermediate Global Income Fund, Inc. in the amounts of $19,106,058 and $13,554,306, respectively, will be limited by Section 382 of the Internal Revenue Code of 1986, as amended. For each fund, the annual limitation is $2,728,533 and $6,184,152, respectively.
--------------------------------------------------------------------------------

Financial Highlights                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class A (b)
                                                 ------------------------------------------------------------
                                                                   Year Ended December 31,
                                                 ------------------------------------------------------------
                                                 1999(c)      1998(c)      1997(c)        1996         1995
                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $   8.03     $   7.88     $   8.38     $   8.44     $   7.46
                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................        .44          .52          .55          .62          .54
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........       (.75)         .16         (.18)         .32         1.25
                                                 --------     --------     --------     --------     --------
   Total from investment operations...........       (.31)         .68          .37          .94         1.79
                                                 --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........       (.33)        (.35)        (.68)        (.62)        (.54)
Distributions in excess of net investment
   income.....................................                    (.02)        (.19)        (.50)        (.27)
Distributions from net realized capital
   gains......................................         --         (.16)          --           --           --
Tax return of capital distributions...........       (.13)          --           --           --           --
                                                 --------     --------     --------     --------     --------
   Total distributions........................       (.46)        (.53)        (.87)       (1.12)        (.81)
                                                 --------     --------     --------     --------     --------
Redemption fee retained by Fund...............         --           --           --          .12           --
                                                 --------     --------     --------     --------     --------
Net asset value, end of year..................   $   7.26     $   8.03     $   7.88     $   8.38     $   8.44
                                                 ========     ========     ========     ========     ========

Per share market price, end of year...........                     N/A          N/A          N/A     $   8.25
                                                                                                     ========

TOTAL INVESTMENT RETURN BASED ON (a):
   Market price...............................        N/A          N/A          N/A          N/A        49.23%
   Net asset value............................      (3.95)%       8.92%        4.55%       13.15%       25.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $257,548     $158,932     $183,054     $229,770     $559,071
Average net assets (000)......................   $166,940     $171,427     $204,795     $299,026     $549,407
Ratios to average net assets:
   Expenses, including distribution fees......       1.75%        1.33%        1.39%        1.33%        1.02%
   Expenses, excluding distribution fees......       1.50%        1.18%        1.24%        1.18%        1.02%
   Net investment income......................       6.00%        6.42%        6.73%        7.01%        6.50%
For Class A, B, C, and Z shares:
   Portfolio turnover rate....................        132%          46%          43%          32%         256%

---------------

(a) Total investment return based on net asset value is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

(b) Prior to January 15, 1996 the Fund operated as a closed-end investment company.

(c) Calculated based upon weighted average shares outstanding during the period.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-65

Financial Highlights                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                        Class B
                                                 ------------------------------------------------------
                                                                                           January 15,
                                                              Year Ended                     1996(c)
                                                             December 31,                    Through
                                                 -------------------------------------     December 31,
                                                  1999(d)       1998(d)       1997(d)          1996
                                                 ---------     ---------     ---------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $    8.03     $    7.89     $    8.39       $   8.51
                                                 ---------     ---------     ---------         ------
Income from investment operations
Net investment income.........................         .40           .46           .49            .57
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........        (.76)          .16          (.16)           .26
                                                 ---------     ---------     ---------         ------
   Total from investment operations...........        (.36)          .62           .33            .83
                                                 ---------     ---------     ---------         ------
Less distributions
Dividends from net investment income..........        (.28)         (.30)         (.64)          (.57)
Distributions in excess of net investment
   income.....................................          --          (.02)         (.19)          (.50)
Distributions from net realized capital
   gains......................................          --          (.16)           --             --
Tax return of capital distributions                   (.13)           --            --             --
                                                 ---------     ---------     ---------         ------
   Total distributions........................        (.41)         (.48)         (.83)         (1.07)
                                                 ---------     ---------     ---------         ------
Redemption fee retained by Fund...............          --            --            --            .12
                                                 ---------     ---------     ---------         ------
Net asset value, end of period................   $    7.26     $    8.03     $    7.89       $   8.39
                                                 =========     =========     =========       ========

TOTAL INVESTMENT RETURN(a):...................       (4.35)%        8.13%         3.98%         11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $   7,810     $   3,625     $   2,300       $    175
Average net assets (000)......................   $   4,642     $   3,048     $   1,246       $     52
Ratios to average net assets:
   Expenses, including distribution fees......        2.25%         1.93%         1.99%          1.93%(b)
   Expenses, excluding distribution fees......        1.50%         1.18%         1.24%          1.18%(b)
   Net investment income......................        5.49%         5.86%         6.13%          6.41%(b)

---------------

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.

(b) Annualized.

(c) Commencement of offering of Class B shares.

(d) Calculated based upon weighted average shares outstanding during the period.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-66

Financial Highlights                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                     Class C                                Class Z
                                                 ------------------------------------------------     -------------------
                                                                                     January 15,
                                                                                       1996(d)        Year Ended December
                                                     Year Ended December 31,           Through                31,
                                                 -------------------------------     December 31,     -------------------
                                                 1999(f)     1998(f)     1997(f)         1996          1999       1998(f)
                                                 -------     -------     -------     ------------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $ 8.03      $ 7.89      $ 8.39         $ 8.51        $  8.03     $ 7.88
                                                 -------     -------     -------         -----        -------     -------
Income from investment operations
Net investment income.........................      .40         .46         .49            .57            .42        .52
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........     (.76 )       .16        (.16 )          .26           (.71)       .17
                                                 -------     -------     -------         -----        -------     -------
   Total from investment operations...........     (.36 )       .62         .33            .83           (.29)       .69
                                                 -------     -------     -------         -----        -------     -------
Less distributions
Dividends from net investment income..........     (.28 )      (.30 )      (.64 )         (.57)          (.34)      (.36)
Distributions in excess of net investment
   income.....................................       --        (.02 )      (.19 )         (.50)            --       (.02)
Distributions from net realized capital
   gains......................................       --        (.16 )        --             --             --       (.16)
Tax return of capital distributions                (.13 )        --          --             --           (.13)        --
                                                 -------     -------     -------         -----        -------     -------
   Total distributions........................     (.41 )      (.48 )      (.83 )        (1.07)          (.47)      (.54)
                                                 -------     -------     -------         -----        -------     -------
Redemption fee retained by Fund...............       --          --          --            .12             --         --
                                                 -------     -------     -------         -----        -------     -------
Net asset value, end of period................   $ 7.26      $ 8.03      $ 7.89         $ 8.39        $  7.27     $ 8.03
                                                 ======      ======      ======         ======        =======     ======

TOTAL INVESTMENT RETURN(a):...................    (4.35 )%     8.13 %      3.98 %        11.99%         (3.74)%     9.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $  561      $  275      $  190         $  210(b)     $12,847     $2,435
Average net assets (000)......................   $  354      $  220      $  397         $  204(b)     $ 4,604     $1,771
Ratios to average net assets:
   Expenses, including distribution fees......     2.25 %      1.93 %      1.99 %         1.93%(c)       1.50%      1.18%
   Expenses, excluding distribution fees......     1.50 %      1.18 %      1.24 %         1.18%(c)       1.50%      1.18%
   Net investment income......................     5.51 %      5.84 %      6.05 %         6.41%(c)       6.11%      6.65%

                                                 March 17,
                                                  1997(e)
                                                  through
                                                December 31,
                                                  1997(f)
                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 8.32
                                                    -----
Income from investment operations
Net investment income.........................        .39
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........        .05
                                                    -----
   Total from investment operations...........        .44
                                                    -----
Less distributions
Dividends from net investment income..........       (.69)
Distributions in excess of net investment
   income.....................................       (.19)
Distributions from net realized capital
   gains......................................         --
Tax return of capital distributions                    --
                                                    -----
   Total distributions........................       (.88)
                                                    -----
Redemption fee retained by Fund...............         --
                                                    -----
Net asset value, end of period................     $ 7.88
                                                   ======

TOTAL INVESTMENT RETURN(a):...................       5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $  686
Average net assets (000)......................     $  257
Ratios to average net assets:
   Expenses, including distribution fees......       1.24%(c)
   Expenses, excluding distribution fees......       1.24%(c)
   Net investment income......................       5.41%(c)

---------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.

(b) Figure is actual and not rounded to nearest thousand.

(c) Annualized.

(d) Commencement of offering of Class C shares.

(e) Commencement of offering of Class Z shares.

(f) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-67

Report of Independent Accountants      PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Total Return Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 16, 2000
--------------------------------------------------------------------------------

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC.

DEBT RATINGS

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B: Obligations rated BB or B are regarded as having significant speculative characteristics. BB indicates the least degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

SHORT-TERM DEBT RATINGS

     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH IBCA, INC.

LONG-TERM RATINGS

     AAA

     HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA

     VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A

     HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB

     GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     BB

     SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B

     HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                                   APPENDIX I

                         GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing -- buying securities when prices are low and selling them when prices are relatively higher -- may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II -- HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

                                  [Line Graph]

Value of $1.00 invested on 1/1/1926 through 12/31/1999
Small Stocks       - $6,640.79
Common Stocks       - $2,845.63
Long-Term Bonds    - $40.22
Treasury Bills     - $15.64
Inflation          - $ 9.40

---------------

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary -- Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                                                    YEAR
                            -------------------------------------------------------------------------------------
                            1989    1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
                            ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    -----
U.S. Government Treasury
  Bonds(1)................  14.4%    8.5%   15.3%    7.2%   10.7%   (3.4)%  18.4%    2.7%    9.6%   10.0%   (2.56)%
U.S. Government Mortgage
  Securities(2)...........  15.4%   10.7%   15.7%    7.0%    6.8%   (1.6)%  16.8%    5.4%    9.5%    7.0%    1.88%
U.S. Investment Grade
  Corporate Bonds(3)......  14.1%    7.1%   18.5%    8.7%   12.2%   (3.9)%  22.3%    3.3%   10.2%    8.5%   (1.96)%
U.S. High Yield
  Bonds(4)................   0.8%   (9.6)%  46.2%   15.8%   17.1%   (1.0)%  19.2%   11.4%   12.8%    1.6%    2.39%
World Government
  Bonds(5)................  (3.4)%  15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3)%   5.3%   (5.07)%
                            ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    -----
Difference between highest
  and lowest returns
  percent.................  18.8    24.9    30.9    11.0    10.3     9.9     5.5     8.7    17.1     8.4     7.46

---------------
(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
    Source: Lipper Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     This chart illustrates the performance of major world stock markets for the period from 12/31/85 through 12/31/99. It does not represent the performance of any Prudential mutual fund.


Average Annual Total Returns of Major World Stock Markets
(12/31/1985 - 12/31/1999) (in U.S. dollars)

Sweden                                                                           22.70%
Hong Kong                                                                        20.37%
Spain                                                                            20.11%
Netherland                                                                       18.63%
Belgium                                                                          18.41%
France                                                                           17.69%
USA                                                                              17.39%
U.K.                                                                             16.41%
Europe                                                                           16.28%
Switzerland                                                                      15.58%
Sing/Mlysia                                                                      15.07%
Denmark                                                                          14.72%
Germany                                                                          13.29%
Australia                                                                        11.68%
Italy                                                                            11.39%
Canada                                                                           11.10%
Japan                                                                             9.59%
Norway                                                                            8.91%
Austria                                                                           7.09%

---------------

Source: Morgan Stanley Capital International (MCSI) and Lipper Inc. As of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

Capital Appreciation and Reinvesting Dividends - $474,094
Capital Appreciation Only - $159,597
1969 - 1999

---------------

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

World Stock Market Capitalization by Region
World Total: $20.7 Trillion

CANADA                                                    U.S.                       EUROPE                   PACIFIC BASIN
------                                                    ----                       ------                   -------------
2.1%                                                      49.0%                       32.5%                       16.4%

---------------

Source: Morgan Stanley Capital International December 31, 1999. Used with permission. This chart represents the capitalization of major stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

Long Term U.S. Treasury Bond  Yield in Percent (1926-1999)
[Plot points not represented]
---------------

Source: Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

ANNUAL REPORT  DECEMBER 31, 2000

Prudential
Global Total Return Fund, Inc.

Fund Type Global debt
Objective Total return, made up of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

                        (LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Global Total Return Fund seeks total return made up of current income and capital appreciation. The Fund invests primarily in intermediate-term, investment-grade debt securities issued around the world. The Fund invests at least 65% of its total assets in income-producing debt securities of the United States and foreign governments, including developing countries. The Fund can invest up to 35% of total assets in corporate debt securities. The Fund may also invest up to 15% of total assets in bonds rated below investment grade, with a minimum rating of "B" by Moody's or Standard & Poor's, or of comparable quality in our view. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities. There are special risks associated with foreign investing, including social, political, and currency risks, as well as potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Ten Largest Issuers
Expressed as a percentage of
net assets as of 12/31/00

16.2% Government of Japan

12.9  United States Treasury Notes

 7.5  Government of Austria

 6.5  Swedish Government Bonds

 4.7  German Government Bonds

 3.9  Canadian Government Bonds

 3.3  Italian Government Bonds

 3.2  Osprey Trust

 3.0  Federal National Mortgage
      Association

 2.6  Korea Electric Power

Holdings are subject to change.

                 www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1      As of 12/31/00

                                    One        Five        Ten      Since
                                   Year       Years       Years   Inception2
Class A                            3.49%      28.08%      94.88%    242.37%
Class B                            2.82        N/A          N/A      23.83
Class C                            2.82        N/A          N/A      23.83
Class Z                            3.78        N/A          N/A      15.01
Lipper Global Income Fund Avg.3    3.63       23.03       81.97       ***

Average Annual Total Returns1           As of 12/31/00

                                    One        Five        Ten      Since
                                   Year       Years       Years   Inception2
Class A                           -0.65%      4.22%       6.46%      8.56%
Class B                           -2.18        N/A         N/A       4.23
Class C                            0.79        N/A         N/A       4.19
Class Z                            3.78        N/A         N/A       3.76

Distributions and Yields                 As of 12/31/00

                         Total Distributions           30-Day
                          Paid for 12 Months         SEC Yield
Class A                         $0.40                  4.17%
Class B                         $0.36                  3.86
Class C                         $0.36                  3.82
Class Z                         $0.42                  4.60

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 7/7/86; Class B and Class C,
1/15/96; and Class Z, 3/17/97.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Income Fund category. The Lipper average is unmanaged. Funds in the Global Income category invest primarily in U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United
States.

***Lipper Since Inception returns are 183.80% for Class A,
21.25% for Class B and Class C, and 13.34% for Class Z, based on all funds in each share class.

(LOGO)                      February 15, 2001

DEAR SHAREHOLDER,
Prices in many global bond markets finished 2000 solidly higher, with much of their gains posted later in the year. A more favorable outlook for monetary policy in several regions around the world contributed heavily to the improvement in global bond markets.

Initially, the Federal Reserve (the Fed) and the European Central Bank (the ECB) had repeatedly increased short-term rates to cool off their respective economies and prevent higher inflation. This trend, particularly in the first half of the year, often exerted downward pressure on bond prices, which move in the opposite direction of interest rates.

Late in the year, U.S. and European economic growth slowed to the point that there was talk of the Fed and the ECB cutting short-term rates to bolster economic growth in their respective domains. Expectation of lower rates led many investors to accept lower bond yields, which boosted bond prices.

The Prudential Global Total Return Fund benefited from the rally in global bond prices. However, its emphasis on low-volatility corporate bonds and certain currency exposure detracted from its returns. Consequently, the Fund's Class A shares returned 3.49% in 2000, which is -0.65% for those subject to the initial sales charge. By comparison, the Lipper Global Income Fund Average, which is not subject to sales charges, returned 3.63% for the year.

We discuss developments in the global bond markets and explain the Fund's investments on the following pages.

Sincerely,

David R. Odenath, Jr., President
Prudential Global Total Return Fund, Inc.

Prudential Global Total Return Fund, Inc.

       Annual Report       December 31, 2000

INVESTMENT ADVISER'S REPORT

Global bond markets ended 2000 on a strong note after battling back from a challenging first half of the year. A change in the outlook for monetary policy in the United States and Europe, among others, was a primary catalyst behind solid gains in global bond prices later in the year.

The first half of the year proved difficult for global bonds as economies in the United States and abroad expanded more rapidly than expected. To curb economic growth and check inflation, some central banks increased short-term interest rates. Raising rates can slow economic momentum by encouraging higher borrowing costs for consumers and businesses.

The Fed increased the federal funds rate (the rate U.S.
banks charge each other for overnight loans) in February, March, and May 2000 by a total of one percentage point. The
ECB raised its key interest rate by a total of 1.75 percentage points over the course of the year, while the Bank of Japan (BOJ) hiked its key rate by a quarter percentage point in August 2000. In anticipation of these moves, investors sought higher yields in many bond markets, sending bond prices lower.

However, reports released in June indicated that repeated short-term rate hikes were beginning to rein in U.S.
economic growth. This data, and the Fed's decision to leave rates unchanged in June, boosted bond prices in the United
States and overseas--especially in emerging markets.

A STRATEGY FOR THE LONG HAUL
Because the Fund's goal is to achieve stable, attractive returns, the majority of its holdings are in intermediate-term bonds, whose prices tend to be less volatile than the prices of longer-term bonds. The Prudential Global Sector team seeks to add value to the Fund by carefully selecting intermediate-term corporate bonds that will deliver higher returns than government bonds without incurring significant volatility. In 2000, however, government bonds unexpectedly outperformed corporate bonds, which were hurt by tighter liquidity conditions and rising default rates. Our preference for low-volatility

Prudential Global Total Return Fund, Inc.

        Annual Report       December 31, 2000

securities also meant the Fund did not benefit as fully from the solid global bond market rally that occurred later in the year. While our portfolio positioning detracted marginally from the Fund's performance relative to its benchmark Lipper Average, we believe our strategy will aid the Fund in the long run.

In the second half of the year, the repeated short-term rate hikes, higher energy prices, and weakness in the stock market took their toll on economic growth in the United States. As the U.S. economy rapidly lost steam late in the year, many investors believed the Fed would soon cut short-term rates to keep the economic expansion on track. Short-term rates were also expected to decline in many European countries and in Australia.

Anticipation of lower short-term rates led investors to accept sharply lower yields in many global bond markets, which boosted bond prices. By December 29, 2000, the yield on five-year U.S. Treasuries stood at 4.97%, down 137 basis points from the end of 1999. (A basis point is one-hundredth of a percent.) The yield on five-year German government bonds stood at 4.51%, down 29 basis points.

WEAK EURO DETRACTED FROM FUND RETURNS
On the currency front, most of the Fund's holdings remained hedged into U.S. dollars. However, the Fund had a partially unhedged exposure to the euro that hurt the Fund's relative performance. The single European currency finished the year
2000 down roughly 6.50% versus the U.S. dollar, despite gains made in the final three months of the year. The euro strengthened in the fourth quarter as some analysts expect economic growth in the euro zone to exceed that of the United States in 2001. Meanwhile, we eliminated the Fund's exposure to the Japanese yen in the fourth quarter of 2000 as that currency lost approximately 12% against the U.S.
dollar during the year.

                  www.prudential.com  (800) 225-1852

LOOKING AHEAD
We believe the euro still has considerable room to appreciate against the U.S. dollar. We therefore plan to maintain a significant exposure to the euro if this trend continues.

In contrast, we expect the Japanese yen to weaken further in 2001, hurt by investment flows out of Japan, low investment returns, and a lingering financial crisis in Japan. Given the deflationary economic conditions in Japan, we believe the BOJ will not increase short-term rates in the near future. With this in mind, we recently increased the Fund's Japanese government bond position, which is hedged back into U.S. dollars.

The Fed engineered two half-percentage-point reductions in the federal funds rate that lowered it to 5.50% from 6.50% in January 2001. The Fed cut the key rate in an effort to revitalize the sagging economy. But because the economy continues to "flirt" with recession and inflation remains under control, the central bank is widely expected to continue easing monetary policy aggressively.

Until the Fed has finished reducing rates, government bond yields could decline further. However, we believe U.S.
economic growth will stabilize, and government bond yields will rise moderately by the end of the year. In this market environment, corporate bonds and emerging market bonds should perform well relative to government bonds.

Prudential Global Total Return Fund Management Team

PROPOSED REORGANIZATION
A proposal to merge the Prudential International Bond Fund's assets with those of the Prudential Global Total Return Fund will be put to a shareholder vote at a special meeting of Prudential International Bond Fund's shareholders in April 2001. If approved, the merger is scheduled to take place during the second quarter of 2001.
                                              5

Prudential Global Total Return Fund, Inc.

           Annual Report     December 31, 2000

Financial
     Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.1%
-------------------------------------------------------------------------------------
Canada  3.9%
                  Canadian Government Bonds,
  C$     4,557    6.00%, 9/1/05                                     $     3,122,143
         8,325    5.75%, 9/1/06                                           5,667,639
                                                                    ---------------
                                                                          8,789,782
-------------------------------------------------------------------------------------
Denmark  1.3%
  DKr   24,180    Danish Government Bonds,
                   5.00%, 8/15/05                                         3,018,090
-------------------------------------------------------------------------------------
Eurobonds  26.3%
                  Austrian Government Bonds,
  EURO  15,350    3.40%, 10/20/04                                        13,658,263
         3,830    4.00%, 7/15/09                                          3,285,304
         5,410    Belgium Government Bonds,
                   5.50%, 3/28/28                                         4,866,614
         1,490    Callahan Nordrhein Westfalen,
                   14.00%, 7/15/10                                        1,220,006
         2,889    Depfa Bank AG,
                   5.50%, 2/12/08                                         2,731,079
           480    Esat Telecom Group PLC,
                   11.875%, 11/1/09                                         559,220
         1,473    Flag Telecom Holdings Ltd.,
                   11.625%, 3/30/10                                       1,249,259
         2,540    French Government Bonds,
                   8.50%, 4/25/23                                         3,276,774
        10,200    German Government Bonds,
                   6.25%, 1/4/24                                         10,525,062
                  Italian Government Bonds,
         2,425    6.75%, 7/1/07                                           2,469,339
         1,761    6.00%, 5/1/31                                           1,695,870
         2,840    Level 3 Communications,
                   10.75%, 3/15/08                                        2,219,681
           500    Municipality of Sophia,
                   9.75%, 6/3/02                                            468,947

    See Notes to Financial Statements                                      7

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
  EURO   1,017    Neste Chemicals International Oy,
                   12.25%, 8/15/10                                  $       807,639
         1,960    Netia Holdings BV,
                   13.75%, 6/15/10                                        1,573,837
         7,762    Osprey Trust,
                   6.375%, 1/15/03                                        7,313,512
         1,304    Spanish Government Bonds,
                   5.40%, 7/30/11                                         1,196,927
                                                                    ---------------
                                                                         59,117,333
-------------------------------------------------------------------------------------
Greece  0.6%
   GRD 425,000    Greek Government Bonds,
                   6.50%, 10/22/19                                        1,225,247
-------------------------------------------------------------------------------------
Japan  17.3%
  Y    300,000    Banque Cent de Tunisie,
                   3.30%, 8/2/10                                          2,561,533
                  Japanese Government Bonds,
     1,795,000    0.60%, 11/20/02                                        15,664,317
       541,500    1.20%, 12/20/05                                         4,768,880
     1,252,000    1.80%, 6/20/08                                         11,263,146
       541,500    1.80%, 6/21/10                                          4,780,344
                                                                    ---------------
                                                                         39,038,220
-------------------------------------------------------------------------------------
New Zealand  5.1%
  NZ$   14,900    Federal National Mortgage Association,
                   7.25%, 6/20/02                                         6,648,363
        10,000    New Zealand Government Bonds,
                   8.00%, 11/15/06                                        4,837,689
                                                                    ---------------
                                                                         11,486,052
-------------------------------------------------------------------------------------
Russia  0.2%
  RUB   18,900    European Bank for Reconstruction Development,
                   Zero Coupon, 5/28/02                                     502,572
-------------------------------------------------------------------------------------
Sweden  6.5%
  SEK  132,300    Swedish Government Bonds,
                   6.00%, 2/9/05                                         14,704,950

    8                                      See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
United Kingdom  2.6%
  BP     2,000    Abbey National Treasury Service,
                   8.00%, 4/2/03                                    $     3,108,321
           342    Banco Central del Uruguay, FRN,
                   7.25%, 2/19/07                                           474,994
         1,300    Powergen PLC,
                   8.875%, 3/26/03                                        2,041,758
           300(c) United Kingdom Bonds,
                   5.00%, 6/7/04                                                445
                                                                    ---------------
                                                                          5,625,518
-------------------------------------------------------------------------------------
United States  29.3%
Corporate Bonds  10.0%
  US$    1,000    Central Bank Tunisia,
                   7.50%, 9/19/07                                           942,500
         1,300    Chonhung Bank,
                   11.90375%, 1/7/05                                      1,254,500
         3,807    Fideicomiso Petalco,
                   10.16%, 12/23/09                                       3,730,860
           670    Hanvit Bank,
                   12.75%, 3/1/10                                           670,000
         2,030    Industrial Bank of Korea,
                   8.375%, 9/30/02                                        2,074,660
         3,930    Korea Development Bank,
                   6.625%, 11/21/03                                       3,865,155
                  Korea Electric Power Co.,
                   6.375%, 12/1/03                                        5,020,070
         5,170
           875    7.00%, 10/1/02                                            872,016
         2,210    Partner Communications Co. Ltd.,
                   13.00%, 8/15/10                                        1,900,600
         1,300    Philippine Long Distance Telephone,
                   10.50%, 4/15/09                                        1,092,000
         1,300    Sakura Cap Funding Cayman,
                   7.4775%, 9/29/49                                       1,247,323
                                                                    ---------------
                                                                         22,669,684

    See Notes to Financial Statements                                      9

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
Sovereign Bonds  6.4%
  US$    2,750    Bulgarian Government Bonds,
                   2.75%, 7/28/12                                   $     2,035,000
         3,300    Colombian Government Bonds,
                   7.25%, 2/23/04                                         2,844,600
         4,028    Croatian Government Bonds, FRN,
                   7.75%, 7/31/06                                         3,836,891
         1,600    Embotelladora Andina SA,
                   7.875%, 10/1/97                                        1,210,152
           500    Jamaican Government Bonds,
                   9.625%, 7/2/02                                           485,000
         1,700    Lithuanian Government Bonds,
                   7.125%, 7/22/02                                        1,687,250
         2,250    Oman Sultanate,
                   7.125%, 3/20/02                                        2,244,375
                                                                    ---------------
                                                                         14,343,268
-------------------------------------------------------------------------------------
U.S. Government Obligations  12.9%
                  United States Treasury Notes,
        13,030    5.625%, 5/15/08                                        13,372,037
        14,170(b) 6.50%, 2/15/10                                         15,502,830
           150    5.75%, 8/15/10                                            157,196
                                                                    ---------------
                                                                         29,032,063
                                                                    ---------------
                  Total United States investments                        66,045,015
                                                                    ---------------
                  Total long-term investments (cost
                   US$210,446,585)                                      209,552,779
                                                                    ---------------
SHORT-TERM INVESTMENTS  3.9%
-------------------------------------------------------------------------------------
Eurobonds  1.8%
  EURO   2,000    Cesp Cia Energetic,
                   9.25%, 5/10/01                                           957,647
         3,400    Italian Government Bonds,
                  4.50%, 7/1/01                                           3,158,468
                                                                    ---------------
                                                                          4,116,115
-------------------------------------------------------------------------------------
Hungary  0.8%
  HUF  480,000    Hungarian Government Bonds,
                   15.00%, 7/24/01                                        1,721,013
-------------------------------------------------------------------------------------
United States  1.3%
Corporate Bonds  0.3%
  US$      750    Banco del Estado Chile,
                   8.39%, 8/1/01                                            755,198

    10                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                              US$
(000)             Description                                       Value (Note 1)
-----------------------------------------------------------------------------------------
Sovereign Bonds  0.6%
  US$      338    Brazilian Government Bonds, FRN,
                   7.875%, 1/1/01                                           338,250
         1,000    Italian Government Bonds,
                   7.00%, 9/18/01                                         1,003,500
                                                                    ---------------
                                                                          1,341,750
-------------------------------------------------------------------------------------
Supranational Bonds  0.2%
           500    Corporacion Andina de Fomento,
                   7.63%, 4/3/01                                            497,500
-------------------------------------------------------------------------------------
U.S. Government Obligations
            80(b) United States Treasury Bills,
                   6.60%(a), 4/12/01                                         77,592
-------------------------------------------------------------------------------------
Repurchase Agreement  0.2%
           301    Joint Repurchase Agreement Account,
                   5.921%, 1/02/01 (Note 5)                                 301,000
                                                                    ---------------
                  Total United States investments                         2,973,040
                                                                    ---------------
                  Total short-term investments (cost
                   US$9,301,694)                                          8,810,168
                                                                    ---------------
                  Total Investments  97.0%
                   (cost $219,748,279; Note 4)                          218,362,947
                  Other assets in excess of liabilities  3.0%             6,857,329
                                                                    ---------------
                  Net Assets  100%                                  $   225,220,276
                                                                    ---------------
                                                                    ---------------

------------------------------
Portfolio securities are classified according to the security's currency denomination.
AG--Aktiengesellschaft (German Company).
BV--Beloten Vennootschap (Dutch Company).
PLC--Public Liability Company (British Company).
Oy--Osakeyhtio (Finnish Company).
FRN--Floating Rate Note, rate shown as of December 31, 2000.
C$--Canadian Dollar.
DKr--Danish Krone.
EURO--Euro.
GRD--Greek Drachma.
HUF--Hungarian Forint.
Y--Japanese Yen.
NZ$--New Zealand Dollar.
BP--Pound Sterling.
RUB--Russian Ruble.
SEK--Swedish Krona.
    See Notes to Financial Statements                                     11

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 2000 was as follows:
Foreign Government Securities..........................................   62.6%
U.S. Government Securities.............................................   12.9
Banks..................................................................    7.5
Financial Services.....................................................    5.2
Utilities..............................................................    3.9
Telecommunications.....................................................    3.8
Cable..................................................................    0.5
Chemicals..............................................................    0.4
Other assets in excess of liabilities
  (including Joint Repurchase Agreement)...............................    3.2
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

------------------------------
(a) Rate quoted represents yield-to-maturity as of purchase date.
(b) Partial principal amount pledged as collateral for financial futures contracts.
(c) Figure is actual and not rounded to nearest thousand.
    12                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $219,748,279)                         $ 218,362,947
Foreign currency, at value (cost $240,268)                              240,784
Unrealized appreciation on forward currency contracts                 8,308,551
Receivable for investments sold                                       4,673,874
Interest receivable                                                   4,647,064
Receivable for Fund shares sold                                          25,807
Other assets                                                              9,268
                                                                -----------------
      Total assets                                                  236,268,295
                                                                -----------------
LIABILITIES
Payable to custodian                                                     98,792
Unrealized depreciation on forward currency contracts                 9,805,398
Payable for Fund shares reacquired                                      695,467
Accrued expenses and other liabilities                                  246,093
Management fee payable                                                  142,522
Distribution fee payable                                                 48,040
Due to broker - variation margin                                          7,032
Withholding tax payable                                                   4,675
                                                                -----------------
      Total liabilities                                              11,048,019
                                                                -----------------
NET ASSETS                                                        $ 225,220,276
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     317,355
   Paid-in capital in excess of par                                 260,775,157
                                                                -----------------
                                                                    261,092,512
   Distributions in excess of net investment income                    (489,642)
   Accumulated net realized loss on investment and
      foreign currency transactions                                 (32,563,985)
   Net unrealized depreciation on investments and foreign
      currencies                                                     (2,818,609)
                                                                -----------------
Net assets, December 31, 2000                                     $ 225,220,276
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential Global Total Return Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($208,100,620 / 29,325,699 shares of common stock
      issued and outstanding)                                             $7.10
   Maximum sales charge (4% of offering price)                              .30
                                                                -----------------
   Maximum offering price to public                                       $7.40
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($6,145,247 / 865,097 shares of common stock
      issued and outstanding)                                             $7.10
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share ($423,909 /
      59,679 shares of common stock issued and outstanding)               $7.10
   Sales charge (1% of offering price)                                      .07
                                                                -----------------
   Offering price to public                                               $7.17
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($10,550,500 / 1,485,051 shares of common stock
      issued and outstanding)                                             $7.10
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $12,984)         $  17,967,141
                                                                -----------------
Expenses
   Management fee                                                     1,832,651
   Distribution fee--Class A                                            564,786
   Distribution fee--Class B                                             51,154
   Distribution fee--Class C                                              3,617
   Transfer agent's fees and expenses                                   775,000
   Custodian's fees and expenses                                        310,000
   Reports to shareholders                                              170,000
   Legal fees and expenses                                               98,000
   Audit fees                                                            72,000
   Registration fees                                                     61,000
   Directors' fees                                                       15,000
   Miscellaneous                                                          8,549
                                                                -----------------
      Total expenses                                                  3,961,757
                                                                -----------------
Net investment income                                                14,005,384
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                           (4,919,379)
   Foreign currency transactions                                    (17,974,168)
   Financial futures contracts transactions                            (101,280)
   Options written                                                      (38,032)
                                                                -----------------
                                                                    (23,032,859)
                                                                -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       18,223,871
   Foreign currencies                                                (1,907,372)
   Financial futures contracts                                          (65,391)
                                                                -----------------
                                                                     16,251,108
                                                                -----------------
Net loss on investments and foreign currencies                       (6,781,751)
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $   7,223,633
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     15

       Prudential Global Total Return Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2000                 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  14,005,384        $  10,578,315
   Net realized loss on investment and
      foreign currency transactions              (23,032,859)          (7,962,203)
   Net change in unrealized appreciation
      (depreciation) on investment and
      foreign currency transactions               16,251,108          (19,742,583)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                    7,223,633          (17,126,471)
                                             -----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                             --           (7,213,780)
      Class B                                             --             (178,555)
      Class C                                             --              (13,365)
      Class Z                                             --             (224,615)
                                             -----------------    -----------------
                                                          --           (7,630,315)
                                             -----------------    -----------------
   Tax return of capital distributions
      Class A                                    (12,476,703)          (2,951,146)
      Class B                                       (338,030)             (82,514)
      Class C                                        (21,336)              (6,196)
      Class Z                                       (644,921)             (86,864)
                                             -----------------    -----------------
                                                 (13,480,990)          (3,126,720)
                                             -----------------    -----------------
Fund share transactions (Net of share
   conversions) (Note 6 and 7)
   Net proceeds from shares sold                  10,743,153          181,565,604
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                5,948,995            3,609,392
   Cost of shares reacquired                     (63,981,415)         (43,791,864)
                                             -----------------    -----------------
   Increase (decrease) in net assets from
      Fund share transactions                    (47,289,267)         141,383,132
                                             -----------------    -----------------
Total increase (decrease)                        (53,546,624)         113,499,626
                                             -----------------    -----------------
NET ASSETS
Beginning of year                                278,766,900          165,267,274
                                             -----------------    -----------------
End of year                                    $ 225,220,276        $ 278,766,900
                                             -----------------    -----------------
                                             -----------------    -----------------

    16                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements

      Prudential Global Total Return Fund, Inc. (the 'Fund') is an open-end, non-diversified management investment company. The Fund's investment objective is to seek total return made up of current income and capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities issued by the U.S. and foreign governments, supranational organizations, semi-government entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. The Fund looks primarily for investment-grade securities denominated in U.S. dollars and in foreign currencies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market makers. Any security for which the primary market is on an exchange or NASDAQ National Market System Securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      All securities are valued as of 4:15 p.m., New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreement:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.
                                                                          17

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain
    18

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to
                                                                          19

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Security Transactions and Net Investment Income:    Security transactions
are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for the fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

      Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
    20

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    Dividends are declared and paid quarterly.
Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized loss on investments by $28,268,215, increase distributions in excess of net investment income by $14,476,782 and decrease paid-in capital by $13,791,433 due to expiring capital loss carryforward and foreign currency losses realized and recognized during the year ended December 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), a wholly owned subsidiary of Prudential. The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadvisor's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares
                                                                          21

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 2000.

      PIMS has advised the Fund that it has received approximately $14,200 and $10,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2000. From these fees, PIMS paid a substantial part of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2000, it received approximately $24,600 and $9,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2000, the Fund incurred fees of approximately $553,500 for the services of PMFS. As of December 31, 2000, approximately $39,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
    22

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2000, aggregated $970,249,006 and $1,027,040,527, respectively.

      During the year ended December 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2000 are as follows:

                                                  Value at        Value at
Number of                         Expiration       Trade        December 31,       Unrealized
Contracts           Type             Date           Date            2000         (Depreciation)
---------     ----------------    -----------    ----------     ------------     ---------------
              Short Position:
    45         10 yr. T-Note      Mar. 2001      $4,653,281      $4,718,672         $ (65,391)
                                                                                 ---------------
                                                                                 ---------------

      At December 31, 2000, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

                                                 Value at
Foreign Currency              Current        Settlement Date        Unrealized         Unrealized
  Purchase Contracts           Value             Payable           Appreciation      (Depreciation)
------------------------    ------------     ----------------     --------------     --------------
Australian Dollars,
  expiring 1/12/01          $  5,145,199       $  5,096,856         $   48,343        $         --
Canadian Dollar,
  expiring 1/8/01 -
  1/10/01                      7,783,623          7,647,219            136,404                  --
Euros,
  expiring 1/5/01 -
  1/11/01                    107,357,497        101,483,195          5,874,302                  --
Japanese Yen,
  expiring 1/5/01 -
  1/9/01                      19,467,104         20,062,656                 --            (595,552)
New Zealand Dollars,
  expiring 1/8/01                701,755            693,100              8,655                  --
Pound Sterling,
  expiring 1/5/01              1,661,535          1,577,574             83,961                  --
South African Rand,
  expiring 1/8/01 -
  1/20/01                      9,086,287          9,031,400             54,887                  --
                            ------------     ----------------     --------------     --------------
                            $151,203,000       $145,592,000         $6,206,552        $   (595,552)
                            ------------     ----------------     --------------     --------------
                            ------------     ----------------     --------------     --------------

                                                                          23

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

                                                 Value at
Foreign Currency              Current        Settlement Date        Unrealized         Unrealized
  Sale Contracts               Value            Receivable         Appreciation      (Depreciation)
------------------------    ------------     ----------------     --------------     --------------
Australian Dollars,
  expiring 1/9/01           $  4,525,895       $  4,500,000         $       --        $    (25,895)
Canadian Dollar,
  expiring 1/8/01 -
  1/10/01                      9,096,085          8,902,876                 --            (193,209)
Danish Krone,
  expiring 1/22/01             1,480,116          1,425,392                 --             (54,724)
Euros,
  expiring 1/5/01 -
  1/11/01                    136,034,943        128,552,417                 --          (7,482,526)
Japanese Yen,
  expiring 1/5/01 -
  1/9/01                      64,265,458         66,367,457          2,101,999                  --
New Zealand Dollars,
  expiring 1/8/01             12,477,673         11,858,880                 --            (618,793)
South African Rand,
  expiring 1/8/01 -
  1/20/01                      4,578,393          4,523,576                 --             (54,817)
Swedish Krona,
  expiring 1/1/01             15,985,567         15,205,685                 --            (779,882)
                            ------------     ----------------     --------------     --------------
                            $248,444,130       $241,336,283         $2,101,999        $ (9,209,846)
                            ------------     ----------------     --------------     --------------
                            ------------     ----------------     --------------     --------------

      Transactions in written call options during the year ended December 31, 2000 were as follows:

                                                        Number of        Premiums
                                                        Contracts        Received
                                                        ----------       ---------
Options outstanding at December 31, 1999                      --               --
Options written                                            4,000          $89,978
Options exercised                                         (4,000)         (89,978)
                                                        ----------       ---------
Options outstanding at December 31, 2000                      --          $    --
                                                        ----------       ---------
                                                        ----------       ---------

      The United States federal income tax basis of the Fund's investments at December 31, 2000 was $220,021,139 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $1,658,192 (gross unrealized appreciation--$5,484,352; gross unrealized depreciation--$7,142,544).
    24

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2000, of approximately $32,308,100, of which $22,786,500 expires in 2001, $1,565,600 expires in 2002, $326,200 expires in 2003,
$1,656,400 in 2005, $73,000 in 2006, $827,000 in 2007 and $5,073,400 in 2008.
During the fiscal year ended December 31, 2000, approximately $6,252,600 of the capital loss carryforward expired unused. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund has elected to treat net capital losses of $310,465 incurred in the two month period ended December 31, 2000 as having occurred in the next fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 2000, the Fund had a 0.03% undivided interest in the joint account. The undivided interest for the Fund represents $301,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Bear, Stearns & Co. Inc., 6.00%, in the principal amount of $245,000,000, repurchase price $245,163,333, due 1/2/01. The value of the collateral including accrued interest was $250,948,197.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.00%, in the principal amount of $245,000,000, repurchase price $245,163,333, due 1/2/01. The value of the collateral including accrued interest was $249,901,068.

      State Street Bank & Trust Co., 5.50%, in the principal amount of $137,369,000, repurchase price $137,452,947, due 1/2/01. The value of the collateral including accrued interest was $140,122,696.

      Warburg Dillon Read Inc., 6.00%, in the principal amount of $245,000,000, repurchase price $245,163,333, due 1/2/01. The value of the collateral including accrued interest was $249,902,063.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a
                                                                          25

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended December 31, 2000:
Shares sold                                                    339,437    $   2,418,211
Shares issued in reinvestment of dividends and
  distributions                                                715,875        5,026,331
Shares reacquired                                           (7,274,279)     (51,553,682)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (6,218,967)     (44,109,140)
Shares issued upon conversion from Class B                      62,581          444,797
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (6,156,386)   $ (43,664,343)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                    256,447    $   1,936,647
Shares issued in connection with reorganization (Note 7)    20,010,669      159,581,878
Shares issued in reinvestment of dividends and
  distributions                                                414,519        3,075,349
Shares reacquired                                           (5,023,661)     (37,816,441)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                15,657,974      126,777,433
Shares issued upon conversion from Class B                      23,127          173,394
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               15,681,101    $ 126,950,827
                                                           -----------    -------------
                                                           -----------    -------------
Class B
--------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                    263,866    $   1,866,824
Shares issued in reinvestment of dividends and
  distributions                                                 38,011          267,297
Shares reacquired                                             (449,285)      (3,175,491)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (147,408)      (1,041,370)
Shares reacquired upon conversion into Class A                 (62,581)        (444,797)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (209,989)   $  (1,486,167)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                    217,107    $     976,369
Shares issued in connection with reorganization (Note 7)       648,159        5,241,518
Shares issued in reinvestment of dividends and
  distributions                                                 28,530          212,311
Shares reacquired                                             (247,247)      (3,255,251)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding
  before conversion                                            646,549        3,174,947
Shares reacquired upon conversion into Class A                 (23,127)        (173,394)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                  623,422    $   3,001,553
                                                           -----------    -------------
                                                           -----------    -------------

    26

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended December 31, 2000:
Shares sold                                                    537,665    $   3,707,719
Shares issued in reinvestment of dividends and
  distributions                                                  2,908           20,478
Shares reacquired                                             (558,150)      (3,851,380)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                  (17,577)   $    (123,183)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                     17,923    $     145,005
Shares issued in connection with reorganization (Note 7)        49,309          386,351
Shares issued in reinvestment of dividends and
  distributions                                                  2,370           17,612
Shares reacquired                                              (26,555)        (198,104)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                   43,047    $     350,864
                                                           -----------    -------------
                                                           -----------    -------------
Class Z
--------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                    386,513    $   2,750,399
Shares issued in reinvestment of dividends and
  distributions                                                 90,273          634,889
Shares reacquired                                             (759,544)      (5,400,862)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (282,758)   $  (2,015,574)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 1999:
Shares sold                                                    278,304    $   2,122,619
Shares issued in connection with reorganization (Note 7)     1,481,032       11,175,217
Shares issued in reinvestment of dividends and
  distributions                                                 41,217          304,120
Shares reacquired                                             (335,941)      (2,522,068)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                1,464,612    $  11,079,888
                                                           -----------    -------------
                                                           -----------    -------------

Note 7. Reorganization
On May 26, 1999, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential Global Limited Maturity Fund, Inc. and the Prudential Intermediate Global Income Fund, Inc. in exchange for like shares of the Fund and the Fund's assumption of the liabilities of Prudential Global Limited Maturity Fund, Inc. and Prudential Intermediate Global Income Fund, Inc.

      The Plan was approved by the shareholders of Prudential Global Limited Maturity Fund, Inc. and Prudential Intermediate Global Income Fund, Inc. at a shareholder meeting held on October 19, 1999. The reorganization took place on October 22, 1999. Prudential Global Limited Maturity Fund, Inc. and Prudential Intermediate Global Income Fund, Inc. and the Fund incurred their pro rata share of the costs of reorganization, including the costs of proxy solicitation.
                                                                          27

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      The acquisition was accomplished by a tax-free exchange of the following shares:

           Prudential Global                   Prudential Global
           Limited Maturity                       Total Return
              Fund, Inc.:                          Fund, Inc.               Value
Class A                       6,701,965     Class A        6,692,871     $49,296,112
    B                            92,971           B           93,350         688,151
    C                             4,375           C            4,393          32,384
    Z                             6,521           Z            6,530          48,187
              Prudential
          Intermediate Global
          Income Fund, Inc.:
Class A                      13,210,252           A       13,317,798     $98,167,564
    B                           550,329           B          554,809       4,091,534
    C                            44,554           C           44,916         331,237
    Z                         1,464,579           Z        1,474,502      10,880,345

      The aggregate net assets and unrealized depreciation of the funds immediately before the acquisition were:

                                                                            Unrealized
                                                            Net Assets     Depreciation
                                                            -----------    ------------
Global Limited Maturity Fund, Inc.                          $50,064,834    $ (3,937,015)
Intermediate Global Income Fund, Inc.                       113,470,680      (6,836,162)

      The aggregate net assets of the Prudential Global Total Return Fund, Inc. immediately before the acquisition was $134,835,274.

      The future utilization of the acquired capital loss carryforwards from Prudential Global Limited Maturity Fund, Inc. and Prudential Intermediate Global Income Fund, Inc. in the amounts of $19,106,058 and $13,554,306, respectively, will be limited by Section 382 of the Internal Revenue Code of 1986, as amended. For each fund, the annual limitation is $2,728,533 and $6,184,152, respectively.
    28

       Prudential Global Total Return Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    7.26
                                                                -----------------
Income from investment operations
Net investment income                                                     .42
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                    (.18)
                                                                -----------------
      Total from investment operations                                    .24
                                                                -----------------
Less distributions
Dividends from net investment income                                       --
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
Tax return of capital distributions                                      (.40)
                                                                -----------------
      Total distributions                                                (.40)
                                                                -----------------
Redemption fee retained by Fund                                            --
                                                                -----------------
Net asset value, end of year                                        $    7.10
                                                                -----------------
                                                                -----------------
TOTAL INVESTMENT RETURN(a):                                              3.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 208,101
Average net assets (000)                                            $ 225,914
Ratios to average net assets:
   Expenses, including distribution fees                                 1.62%
   Expenses, excluding distribution fees                                 1.37%
   Net investment income                                                 5.74%
For Class A, B, C, and Z shares:
   Portfolio turnover rate                                                436%

------------------------------
(a) Total investment return based on net asset value is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load. Dividends and distributions prior to January 15, 1996 are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Prior to January 15, 1996 the Fund operated as a closed-end investment company.
    See Notes to Financial Statements                                     29

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                     Class A(c)
------------------------------------------------------------------------------------
                              Year Ended December 31,
------------------------------------------------------------------------------------
    1999(b)             1998(b)              1997(b)              1996(c)
------------------------------------------------------------------------------------
    $   8.03            $   7.88             $   8.38             $   8.44
----------------    ----------------     ----------------     ----------------
         .44                 .52                  .55                  .62
        (.75)                .16                 (.18)                 .32
----------------    ----------------     ----------------     ----------------
        (.31)                .68                  .37                  .94
----------------    ----------------     ----------------     ----------------
        (.33)               (.35)                (.68)                (.62)
          --                (.02)                (.19)                (.50)
          --                (.16)                  --                   --
        (.13)                 --                   --                   --
----------------    ----------------     ----------------     ----------------
        (.46)               (.53)                (.87)               (1.12)
----------------    ----------------     ----------------     ----------------
          --                  --                   --                  .12
----------------    ----------------     ----------------     ----------------
    $   7.26            $   8.03             $   7.88             $   8.38
----------------    ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------
       (3.95)%              8.92%                4.55%               13.15%
    $257,548            $158,932             $183,054             $229,770
    $166,940            $171,427             $204,795             $299,026
        1.75%               1.33%                1.39%                1.33%
        1.50%               1.18%                1.24%                1.18%
        6.00%               6.42%                6.73%                7.01%
         132%                 46%                  43%                  32%

    30                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  7.26
                                                                     -------
Income from investment operations
Net investment income                                                    .37
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                   (.17)
                                                                     -------
      Total from investment operations                                   .20
                                                                     -------
Less distributions
Dividends from net investment income                                      --
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                             --
Tax return of capital distributions                                     (.36)
                                                                     -------
      Total distributions                                               (.36)
                                                                     -------
Redemption fee retained by Fund                                           --
                                                                     -------
Net asset value, end of period                                       $  7.10
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(a):                                             2.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 6,145
Average net assets (000)                                             $ 6,821
Ratios to average net assets:
   Expenses, including distribution fees                                2.12%
   Expenses, excluding distribution fees                                1.37%
   Net investment income                                                5.24%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class B shares.
    See Notes to Financial Statements                                     31

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                         Class B
-----------------------------------------------------------------------------------------
                 Year Ended December 31,                       January 15, 1996(d)
----------------------------------------------------------           Through
    1999(b)              1998(b)              1997(b)           December 31, 1996
-----------------------------------------------------------------------------------------
     $ 8.03               $ 7.89               $ 8.39                 $ 8.51
    -------              -------              -------                -------
        .40                  .46                  .49                    .57
       (.76)                 .16                 (.16)                   .26
    -------              -------              -------                -------
       (.36)                 .62                  .33                    .83
    -------              -------              -------                -------
       (.28)                (.30)                (.64)                  (.57)
         --                 (.02)                (.19)                  (.50)
         --                 (.16)                  --                     --
       (.13)                  --                   --                     --
    -------              -------              -------                -------
       (.41)                (.48)                (.83)                 (1.07)
    -------              -------              -------                -------
         --                   --                   --                    .12
    -------              -------              -------                -------
     $ 7.26               $ 8.03               $ 7.89                 $ 8.39
    -------              -------              -------                -------
    -------              -------              -------                -------
      (4.35)%               8.13%                3.98%                 11.99%
     $7,810               $3,625               $2,300                 $  175
     $4,642               $3,048               $1,246                 $   52
       2.25%                1.93%                1.99%                  1.93%(c)
       1.50%                1.18%                1.24%                  1.18%(c)
       5.49%                5.86%                6.13%                  6.41%(c)

    32                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  7.26
                                                                     -------
Income from investment operations
Net investment income                                                    .36
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                   (.16)
                                                                     -------
      Total from investment operations                                   .20
                                                                     -------
Less distributions
Dividends from net investment income                                      --
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                             --
Tax return of capital distributions                                     (.36)
                                                                     -------
      Total distributions                                               (.36)
                                                                     -------
Redemption fee retained by Fund                                           --
                                                                     -------
Net asset value, end of period                                       $  7.10
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(a):                                             2.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $   424
Average net assets (000)                                             $   482
Ratios to average net assets:
   Expenses, including distribution fees                                2.12%
   Expenses, excluding distribution fees                                1.37%
   Net investment income                                                5.29%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Figure is actual and not rounded to nearest thousand.
    See Notes to Financial Statements                                     33

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                         Class C
-----------------------------------------------------------------------------------------
                 Year Ended December 31,                       January 15, 1996(d)
----------------------------------------------------------           Through
    1999(b)              1998(b)              1997(b)           December 31, 1996
-----------------------------------------------------------------------------------------
     $ 8.03               $ 7.89               $ 8.39                 $ 8.51
    -------              -------              -------                -------
        .40                  .46                  .49                    .57
       (.76)                 .16                 (.16)                   .26
    -------              -------              -------                -------
       (.36)                 .62                  .33                    .83
    -------              -------              -------                -------
       (.28)                (.30)                (.64)                  (.57)
         --                 (.02)                (.19)                  (.50)
         --                 (.16)                  --                     --
       (.13)                  --                   --                     --
    -------              -------              -------                -------
       (.41)                (.48)                (.83)                 (1.07)
    -------              -------              -------                -------
         --                   --                   --                    .12
    -------              -------              -------                -------
     $ 7.26               $ 8.03               $ 7.89                 $ 8.39
    -------              -------              -------                -------
    -------              -------              -------                -------
      (4.35)%               8.13%                3.98%                 11.99%
     $  561               $  275               $  190                 $  210(e)
     $  354               $  220               $  397                 $  204(e)
       2.25%                1.93%                1.99%                  1.93%(c)
       1.50%                1.18%                1.24%                  1.18%(c)
       5.51%                5.84%                6.05%                  6.41%(c)

    34                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                           Class Z
                                     ---------------------------------------------------
                                                                             March 17,
                                                                              1997(d)
                                          Year Ended December 31,             Through
                                     ----------------------------------     December 31,
                                        2000        1999(b)     1998(b)       1997(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $   7.27      $  8.03     $ 7.88         $ 8.32
                                     ----------     -------     -------     ------------
Income from investment
operations
Net investment income                      .43          .42        .52            .39
Net realized and unrealized gain
   (loss) on investment and
   foreign currencies                     (.18)        (.71)       .17            .05
                                     ----------     -------     -------     ------------
      Total from investment
      operations                           .25         (.29)       .69            .44
                                     ----------     -------     -------     ------------
Less distributions
Dividends from net investment
income                                      --         (.34)      (.36 )         (.69)
Distributions in excess of net
   investment income                        --           --       (.02 )         (.19)
Distributions from net realized
   capital gains                            --           --       (.16 )           --
Tax return of capital
   distributions                          (.42)        (.13)        --             --
                                     ----------     -------     -------     ------------
      Total distributions                 (.42)        (.47)      (.54 )         (.88)
                                     ----------     -------     -------     ------------
Redemption fee retained by Fund             --           --         --             --
                                     ----------     -------     -------     ------------
Net asset value, end of period        $   7.10      $  7.27     $ 8.03         $ 7.88
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL INVESTMENT RETURN(a):               3.78%       (3.74)%     9.07 %         5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 10,551      $12,847     $2,435         $  686
Average net assets (000)              $ 11,136      $ 4,604     $1,771         $  257
Ratios to average net assets:
   Expenses, including
      distribution fees                   1.37%        1.50%      1.18 %         1.24%(c)
   Expenses, excluding
      distribution fees                   1.37%        1.50%      1.18 %         1.24%(c)
   Net investment income                  5.98%        6.11%      6.65 %         5.41%(c)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    See Notes to Financial Statements                                     35

       Prudential Global Total Return Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Total Return Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2001
    36

       Prudential Global Total Return Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 2000, the Fund paid distributions of $.400 per Class A share, $.364 per Class B share, $.364 per Class C share and $.420 per Class Z share representing dividends as a return of capital.

      We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

Prudential Global Total Return Fund, Inc.

      Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
           www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Global Total Return Fund, Inc.

     Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

              www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Global Total Return Fund, Inc.

    Class A     Growth of a $10,000 Investment
             (GRAPH)

Average Annual Total Returns as of 12/31/00

                          One Year      Five Years      Ten Years   Since Inception (7/7/86)
With Sales Charge          -0.65%          4.22%           6.46%            8.56%
Without Sales Charge        3.49%          5.07%           6.90%            8.87%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class A shares) with a similar investment in the J.P. Morgan Government Bond Index/Global (the GBI) by portraying the initial account values at 12/31/90, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

                www.prudential.com  (800) 225-1852

    Class B     Growth of a $10,000 Investment
             (GRAPH)

Average Annual Total Returns as of 12/31/00

                          One Year      Five Years      Ten Years   Since Inception
With Sales Charge          -2.18%           N/A             N/A          4.23%
Without Sales Charge        2.82%           N/A             N/A          4.40%


Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class B shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Global Total Return Fund, Inc.

    Class C     Growth of a $10,000 Investment
             (GRAPH)

Average Annual Total Returns as of 12/31/00

                          One Year      Five Years      Ten Years   Since Inception
With Sales Charge          0.79%           N/A              N/A          4.19%
Without Sales Charge       2.82%           N/A              N/A          4.40%


Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class C shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.


The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund.
The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

            www.prudential.com  (800) 225-1852

    Class Z     Growth of a $10,000 Investment
             (GRAPH)

Average Annual Total Returns as of 12/31/00

                          One Year      Five Years      Ten Years   Since Inception
With Sales Charge          3.78%            N/A             N/A          3.76%
Without Sales Charge       3.78%            N/A             N/A          3.76%


Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class Z shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted;
and (b) all dividends and distributions were reinvested.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.


The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols   NASDAQ       CUSIP
Class A        GTRAX      744337106
Class B        PBTRX      744337205
Class C        PCTRX      744337304
Class Z        PZTRX      744337403

MF169E

(LOGO) Printed on Recycled Paper

ANNUAL REPORT DECEMBER 31, 2000

Prudential
International Bond Fund, Inc.

Fund Type Global debt
Objective Total return, made up of current income and capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential International Bond Fund seeks total return made up of current income and capital appreciation. The Fund invests primarily in intermediate- and long-term investment-grade debt securities of issuers outside the United States.
However, up to 35% of total investments can be in U.S. securities. The Fund may invest in debt securities of developed and developing countries.
It may also invest up to 15% of total assets in bonds rated below investment grade, with a minimum rating of "B" by Standard & Poor's or Moody's
Investors Service, or of comparable quality in our view. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities. There are special risks associated with foreign investing, including social, political and currency risks, as well as potential illiquidity.
There can be no assurance that the Fund will achieve its investment objective.

Ten Largest Issuers
Expressed as a percentage of
net assets as of 12/31/00

15.1% Government of Japan
15.1  United States Treasury Notes
 6.8  Republic of Austria
 6.3  Government of Sweden
 5.4  Government of Germany
 5.0  Government of Canada
 3.8  Republic of Italy
 3.2  Osprey Trust
 2.8  Federal National
      Mortgage Association
 2.8  Korea Electric Power Corp.

Holdings are subject to change.

               www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1           As of 12/31/00

                                    One      Five      Ten        Since
                                    Year    Years     Years     Inception2
Class A                            2.82%    25.59%    93.94%      161.88%
Class B                            2.54      N/A       N/A         22.13
Class C                            2.54      N/A       N/A         22.13
Class Z                            3.27      N/A       N/A         12.40
Lipper Global Income Fund Avg.3    3.63     23.03     81.97         ***

Average Annual Total Returns1                  As of 12/31/00

                                    One      Five      Ten        Since
                                    Year    Years     Years     Inception2
Class A                            -1.29%   3.81%      6.41%       7.11%
Class B                            -2.46     N/A        N/A        3.94
Class C                             0.52     N/A        N/A        3.90
Class Z                             3.27     N/A        N/A        3.13

Distributions and Yields               As of 12/31/00

                    Total Distributions           30-Day
                    Paid for 12 Months          SEC Yield
Class A                  $0.43                    4.06%
Class B                  $0.39                    4.22
Class C                  $0.39                    4.18
Class Z                  $0.45                    4.47

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York Stock
Exchange.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 7/31/87; Class B and
Class C, 1/15/96; and Class Z, 3/17/97.

3 Lipper average returns are for all funds in each share class for the one- , five- , and ten-year periods in the Global Income Fund category. The
Lipper average is unmanaged. Funds in the Global
Income category invest primarily in U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United
States.

*** Lipper Since Inception returns are 151.51% for
Class A, 21.25% for Class B and Class C, and 13.34%
for Class Z, based on all funds in each share
class.
                                        1

(LOGO)                   February 15, 2001

DEAR SHAREHOLDER,
Prices in many global bond markets finished 2000 solidly higher, with much of their gains posted in the second half of the year. A more favorable outlook for monetary policy in several regions around the world contributed heavily to the improvement in global bond markets.

Initially, the Federal Reserve (the Fed) and the
European Central Bank (ECB) had repeatedly increased short-term rates to cool off their respective economies and prevent higher inflation.
This trend, particularly in the first half of the year, often exerted downward pressure on bond prices, which move in the opposite direction of interest rates.

Late in the year, U.S. and European economic growth had slowed to the point that there was talk the Fed and the ECB might cut short-term rates to bolster economic growth in their respective domains.
Expectation of lower rates led many investors to accept lower yields and pay higher prices for global bonds.

The Prudential International Bond Fund benefited from the rally in global bond prices. However, its emphasis on low-volatility corporate bonds and certain currency exposure detracted from its returns.
Consequently, the Fund's Class A shares returned 2.82% in 2000, which is -1.29% for those subject to the initial sales charge. By comparison, the Lipper Global Income
Fund Average, which is not subject to sales charges, returned 3.63% for the year.

We explain the Fund's investments on the following pages.

Sincerely,


David R. Odenath, Jr., President
Prudential International Bond Fund, Inc.

Prudential International Bond Fund, Inc.

          Annual Report     December 31, 2000

INVESTMENT ADVISER'S REPORT

Global bond markets ended 2000 on a strong note after battling back from a challenging first half of the year. A change in the outlook for monetary policy in the United States and Europe, among others, was a primary catalyst behind solid gains in global bond prices later in the year.

The first half of the year proved difficult for global bonds as economies in the United States and abroad expanded more rapidly than expected.
To curb economic growth and check inflation, some central banks increased short-term interest rates.
Raising rates can slow economic momentum by encouraging higher borrowing costs for consumers and businesses.

The Fed increased the federal funds rate (the rate
U.S. banks charge each other for overnight loans) in February, March, and May 2000 by a total of one percentage point. The ECB raised its key interest rate by a total of 1.75 percentage points over the course of the year, while the Bank of Japan (BOJ) hiked its key rate by a quarter percentage point in August 2000. In anticipation of these moves, investors demanded higher yields in many bond markets, sending bond prices lower.

However, reports released in June indicated that repeated short-term rate hikes were beginning to rein in U.S. economic growth. This data and the Fed's decision to leave rates unchanged in June boosted bond prices in the United States and overseas--especially in emerging markets.

Favoring low-volatility corporate bonds
Because the Fund's goal is to achieve stable,
attractive returns, the majority of its holdings
are in intermediate-term bonds, whose prices tend
to be less volatile than the prices of longer-term
bonds. The Prudential Global Sector team seeks to
add value to the Fund by carefully selecting
intermediate-term corporate bonds that will deliver
higher returns than government bonds without
incurring significant volatility. In 2000, however,
government bonds
                                       3

Prudential International Bond Fund, Inc.

           Annual Report    December 31, 2000

unexpectedly outperformed corporate bonds, which were hurt by tighter liquidity conditions and rising default rates. Our preference for low-volatility debt securities also meant that the Fund did not benefit as fully from the solid global bond market rally that occurred later in the year. While our portfolio positioning detracted from the Fund's performance relative to its benchmark Lipper
Average, we believe corporate bonds will perform better than government bonds in 2001.

Meanwhile, in the second half of 2000, the repeated short-term rate hikes, higher energy prices, and weakness in the stock market took their toll on economic growth in the United States. As the U.S.
economy rapidly lost steam late in the year, many investors believed the Fed would soon cut short-term rates to keep the economic expansion on track.
Short-term rates were also expected to decline in many European countries and in Australia.

Anticipation of lower short-term rates led investors to accept sharply lower yields in many global bond markets, which boosted bond prices. By
December 29, 2000, the yield on five-year U.S.
Treasuries stood at 4.97%, down 137 basis points from the end of 1999. (A basis point is one-hundredth of a percent.) The yield on five-year
German government bonds stood at 4.51%, down 29 basis points.

WEAK EURO DETRACTED FROM FUND RETIRNS
On the currency front, most of the Fund's holdings remained hedged into U.S. dollars. However, the Fund had a partially unhedged exposure to the euro that hurt the Fund's relative performance. The single European currency finished the year 2000 down roughly 6.50% versus the U.S. dollar, despite gains in the final three months of the year. The euro strengthened in the fourth quarter as some analysts expect economic growth in the euro zone to exceed that of the United States in 2001.
Meanwhile, we eliminated the Fund's exposure to the Japanese yen in the fourth quarter of 2000 as that currency lost approximately12% against the U.S. dollar during the year.

                     www.prudential.com  (800) 225-1852

LOOKING AHEAD
We believe the euro still has considerable room to appreciate against the U.S. dollar. We therefore plan to maintain a significant exposure to the euro if this trend continues.

In contrast, we expect the Japanese yen to weaken further in 2001, hurt by investment flows out of Japan, low investment returns, and a lingering financial crisis in Japan. Given the deflationary economic conditions in Japan, we believe the BOJ will not increase short-term rates in the near future. With this in mind, we recently increased the Fund's Japanese government bond position, which is hedged back into U.S. dollars.

The Fed engineered two half-percentage-point reductions in the federal funds rate that lowered it to 5.50% from 6.50% in January 2001. The Fed cut the key rate in an effort to revitalize the sagging economy. But because the economy continues to "flirt" with recession and inflation remains under control, the central bank is widely expected to continue easing monetary policy aggressively.

Until the Fed has finished reducing rates, government bond yields could decline further.
However, we believe U.S. economic growth will stabilize, and government bond yields will rise moderately by the end of the year. In this market environment, corporate bonds and emerging market bonds should perform well relative to government bonds.

Prudential International Bond Fund Management Team

PROPOSED REORGANIZATION
A proposal to merge the Prudential International
Bond Fund's assets with those of the Prudential
Global Total Return Fund will be put to a
shareholder vote at a special meeting of Prudential
International Bond Fund's shareholders on April 19,
2001. If approved, the merger is scheduled to take
place on April 27, 2001.
                                       5

Prudential International Bond Fund, Inc.

       Annual Report    December 31, 2000

Financial
     Statements

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.1%
-------------------------------------------------------------------------------------
Canada  5.0%
               Government of Canada,
C$     1,177   5.75%, 9/1/06                                       $      801,299
       2,194   6.00%, 9/1/05                                            1,503,178
         660   8.75%, 12/1/05                                             503,515
                                                                   --------------
                                                                        2,807,992
-------------------------------------------------------------------------------------
Denmark  1.3%
 DKK   6,040   Kingdom of Denmark,
                5.00%, 8/15/05                                            753,899
-------------------------------------------------------------------------------------
Eurobonds  26.9%
 EURO    370   Callahan Nordrhein Westfalen (Denmark),
                14.00%, 7/15/10                                           302,954
         760   Depfa Bank AG,
                5.50%, 2/12/08                                            718,456
         370   Flag Telecom Holdings Ltd. (Belgium),
                11.625%, 3/30/10                                          313,799
       2,920   Government of Germany,
                6.25%, 1/4/24                                           3,013,057
         700   French Government Bonds,
                8.50%, 4/25/23                                            903,048
       1,440   Kingdom of Belgium,
                5.50%, 3/28/28                                          1,295,365
         325   Kingdom of Spain,
                5.40%, 7/30/11                                            298,314
         705   Level 3 Communications,
                10.75%, 3/15/08                                           551,012
         257   Neste Chemicals International Oy (Finland),
                12.25%, 8/15/10                                           204,094
         490   Netia Holdings BV (Netherlands),
                13.75%, 6/15/10                                           393,459
       1,912   Osprey Trust,
                6.375%, 1/15/03                                         1,801,525

    See Notes to Financial Statements                                      7

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
               Republic of Austria,
 EURO  3,630   3.40%, 10/20/04                                     $    3,229,935
         690   4.00%, 7/15/09                                             591,869
               Republic of Italy,
         605   6.75%, 7/1/07                                              616,062
         812   6.00%, 5/1/31                                              781,969
                                                                   --------------
                                                                       15,014,918
-------------------------------------------------------------------------------------
Greece  0.7%
 GRD 131,000   Republic of Greece,
                6.50%, 10/22/19                                           377,664
-------------------------------------------------------------------------------------
Japan  16.2%
Y     70,000   Banque Cent De Tunisie,
                3.30%, 8/2/10                                             597,691
               Government of Japan,
     445,000   0.60%, 11/20/02                                          3,883,354
     133,000   1.20%, 12/20/05                                          1,171,304
     246,000   1.80%, 6/20/08                                           2,213,046
     133,000   1.80%, 6/21/10                                           1,174,120
                                                                   --------------
                                                                        9,039,515
-------------------------------------------------------------------------------------
New Zealand  5.0%
NZ$    3,500   Federal National Mortgage Assocation,
                7.25%, 6/20/02                                          1,561,696
       2,500   Government of New Zealand,
                8.00%, 11/15/06                                         1,209,422
                                                                   --------------
                                                                        2,771,118
-------------------------------------------------------------------------------------
Russia  0.2%
 RUB   4,500   European Bank for Reconstruction Development,
                Zero Coupon, 5/28/02                                      119,660
-------------------------------------------------------------------------------------
Sweden  6.3%
 SEK  31,820   Government of Sweden,
                6.00%, 2/9/05                                           3,536,746

    8                                      See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
United Kingdom  1.4%
 BP      500   Abbey National Treasury,
                8.00%, 4/2/03                                      $      777,080
-------------------------------------------------------------------------------------
United States  31.1%
Corporate Bonds  9.7%
US$      300   Chonhung Bank (Korea),
                11.903%, 1/7/05                                           289,500
         945   Fideicomiso Petacalco (Mexico),
                10.16%, 12/23/09                                          926,100
         160   Hanvit Bank (Korea),
                12.75%, 3/1/10                                            160,000
         500   Industrial Bank of Korea,
                8.375%, 9/30/02                                           511,000
         980   Korea Development Bank,
                6.625%, 11/21/03                                          963,830
               Korea Electric Power Corp,
         219   7.00%, 10/1/02                                             218,253
       1,360   6.375%, 12/1/03                                          1,320,560
         555   Partner Communications Co. Ltd.,
                13.00%, 8/15/10                                           477,300
         300   Philippine Long Distance Telephone Co.
                (Philippines),
                10.50%, 4/15/09                                           252,000
         300   Sakura Capital Funding (Cayman),
                7.477%, 9/29/49                                           287,844
                                                                   --------------
                                                                        5,406,387
-------------------------------------------------------------------------------------
Sovereign Bonds  5.2%
         400   Embotelladora Andina SA (Chile),
                7.875%, 10/1/97                                           302,538
         500   Oman Sultanate (India),
                7.125%, 3/20/02                                           498,750
         750   Republic of Bulgaria,
                3.00%, 7/28/12                                            555,000
         500   Republic of Columbia,
                7.25%, 2/23/04                                            431,000

    See Notes to Financial Statements                                      9

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Principal
Amount                                                             US$
(000)          Description                                         Value (Note 1)
---------------------------------------------------------------------------------------
$        787   Republic of Croatia, FRN,
                7.75%, 7/31/06                                     $      749,393
         400   Republic of Lithuania,
                7.125%, 7/22/02                                           397,000
                                                                   --------------
                                                                        2,933,681
-------------------------------------------------------------------------------------
U.S. Government Obligations  16.2%
         570   United States Treasury Bonds,
                6.625%, 2/15/27                                           651,048
               United States Treasury Notes,
       4,410   5.625%, 5/15/08                                          4,525,763
       3,550   6.50%, 2/15/10                                           3,883,913
                                                                   --------------
                                                                        9,060,724
                                                                   --------------
               Total United States                                     17,400,792
                                                                   --------------
               Total long-term investments (cost US$52,559,681)        52,599,384
                                                                   --------------
SHORT-TERM INVESTMENTS  5.4%
-------------------------------------------------------------------------------------
Eurobonds  1.3%
 EURO    800   Republic of Italy,
                4.50%, 7/1/01                                             743,169
-------------------------------------------------------------------------------------
Hungary  0.5%
 HUF  80,000   Government of Hungary,
                15.00%, 7/24/01                                           286,836
-------------------------------------------------------------------------------------
United States  3.6%
Sovereign Bonds  0.2%
US$       92   Republic of Brazil, FRN,
                7.875%, 1/1/01                                             92,250
-------------------------------------------------------------------------------------
U.S. Government Obligations  0.1%
          65   United States Treasury Bills,(a)
                Zero Coupon, 4/12/01                                       63,897

    10                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Money Market Fund  3.3%
  1,826,555   Prudential Core Investment Fund Taxable Money
               Market Series                                        $    1,826,555
                                                                    --------------
              Total short-term investments (cost US$3,058,313)           3,012,707
                                                                    --------------
              Total Investments  99.5% (cost $55,617,994; Note 4)       55,612,091
              Other assets in excess of liabilities--0.5%                  266,824
                                                                    --------------
              Net Assets  100%                                      $   55,878,915
                                                                    --------------
                                                                    --------------

------------------------------
Portfolio securities are classified according to the security's currency denomination.
AG--Aktiengesellschaft (German Company).
BV--Beloten Vennootschap (Dutch Company).
FRN--Floating Rate Note, rate shown as of December 31, 2000.
Oy--Osakeyhtio (Finnish Company).
SA-- Sociedad Anonima (Spanish Corporation), or Societe Anonyme, (French
    Corporation).
C$--Canadian Dollar.
DKK--Danish Krone.
EURO--Euro.
GRD--Greek Drachma.
HUF--Hungarian Forint.
Y--Japanese Yen.
NZ$--New Zealand Dollar.
BP--Pound Sterling.
RUB--Russian Ruble.
SEK--Swedish Krona.
(a) Security segregated as collateral for futures contracts.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 2000 was as follows:
Foreign Government Securities..........................................   59.9%
U.S. Government Securities.............................................   16.3
Financial Services.....................................................    8.6
Banks..................................................................    7.4
Telecommunications.....................................................    3.6
Utilities..............................................................    2.8
Cable..................................................................    0.5
Chemicals..............................................................    0.4
Other assets in excess of liabilities..................................    0.5
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     11

       Prudential International Bond Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $55,617,994)                           $55,612,091
Foreign currency, at value (cost $74,976)                               75,460
Unrealized appreciation on forward currency contracts                2,163,810
Interest receivable                                                  1,120,827
Receivable for investments sold                                         52,500
Receivable for Fund shares sold                                          3,867
Other assets                                                             2,714
                                                                -----------------
      Total assets                                                  59,031,269
                                                                -----------------
LIABILITIES
Payable to custodian                                                    53,720
Unrealized depreciation on forward currency contracts                2,557,139
Accrued expenses and other liabilities                                 303,210
Payable for Fund shares reacquired                                     116,283
Income distribution payable                                             73,909
Management fee payable                                                  35,208
Distribution fee payable                                                11,166
Due from broker-variation margin                                         1,719
                                                                -----------------
      Total liabilities                                              3,152,354
                                                                -----------------
NET ASSETS                                                         $55,878,915
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                            $    91,519
   Paid-in capital in excess of par                                 58,361,462
                                                                -----------------
                                                                    58,452,981
   Distributions in excess of net investment income                   (205,481)
   Accumulated net realized loss on investments and foreign
      currency transactions                                         (1,984,754)
   Net unrealized depreciation on investments and foreign
      currencies                                                      (383,831)
                                                                -----------------
Net assets, December 31, 2000                                      $55,878,915
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($51,239,374 / 8,394,573 shares of common stock
      issued and outstanding)                                             $6.10
   Maximum sales charge (4% of offering price)                              .25
                                                                -----------------
   Maximum offering price to public                                       $6.35
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($1,736,346 / 282,843 shares of common stock
      issued and outstanding)                                             $6.14
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($143,656 / 23,401 shares of common stock issued and
      outstanding)                                                        $6.14
   Sales charge (1% of offering price)                                      .06
                                                                -----------------
   Offering price to public                                               $6.20
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($2,759,539 / 451,114 shares of common stock
      issued and outstanding)                                             $6.12
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential International Bond Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $2,743)           $ 4,411,637
                                                                -----------------
Expenses
   Management fee                                                      453,807
   Distribution fee--Class A                                           138,976
   Distribution fee--Class B                                            10,156
   Distribution fee--Class C                                             1,038
   Custodian's fees and expenses                                       205,000
   Transfer agent's fees and expenses                                  188,000
   Reports to shareholders                                             115,000
   Legal fees and expenses                                              40,000
   Audit fees                                                           36,000
   Registration fees                                                    30,000
   Directors' fees and expenses                                         11,000
   Miscellaneous                                                         6,015
                                                                -----------------
      Total expenses                                                 1,234,992
                                                                -----------------
Net investment income                                                3,176,645
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                          (1,403,990)
   Foreign currency transactions                                    (4,429,291)
                                                                -----------------
                                                                    (5,833,281)
                                                                -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       4,202,704
   Foreign currencies                                                   (1,976)
   Financial futures contracts                                         (15,984)
                                                                -----------------
                                                                     4,184,744
                                                                -----------------
Net loss on investments and foreign currencies                      (1,648,537)
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 1,528,108
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Statement of Changes in Net Assets

                                                      Year Ended December 31,
                                                 ---------------------------------
                                                       2000               1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   3,176,645      $  4,440,549
   Net realized loss on investment and foreign
      currency transactions                           (5,833,281)       (3,500,819)
   Net change in unrealized
      appreciation/depreciation on investments
      and foreign currency transactions                4,184,744        (4,500,538)
                                                 -----------------    ------------
   Net increase (decrease) in net assets
      resulting from operations                        1,528,108        (3,560,808)
                                                 -----------------    ------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                                 --        (2,402,993)
      Class B                                                 --           (43,976)
      Class C                                                 --            (6,974)
      Class Z                                                 --           (97,964)
                                                 -----------------    ------------
                                                              --        (2,551,907)
                                                 -----------------    ------------
   Distributions from net realized gains
      Class A                                                 --          (946,356)
      Class B                                                 --           (18,501)
      Class C                                                 --            (3,103)
      Class Z                                                 --           (31,869)
                                                 -----------------    ------------
                                                              --          (999,829)
                                                 -----------------    ------------
   Tax return of capital distributions
      Class A                                         (3,913,349)       (2,195,215)
      Class B                                           (112,190)          (47,298)
      Class C                                            (10,950)           (7,507)
      Class Z                                           (217,957)          (83,223)
                                                 -----------------    ------------
                                                      (4,254,446)       (2,333,243)
                                                 -----------------    ------------

    See Notes to Financial Statements                                     15

       Prudential International Bond Fund, Inc.
             Statement of Changes in Net Assets Cont'd.

                                                      Year Ended December 31,
                                                 ---------------------------------
                                                       2000               1999
----------------------------------------------------------------------------------
Fund share transactions (net of share
   conversions)
   (Note 5)
   Net proceeds from shares sold                   $   3,838,993      $  6,001,617
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    1,651,081         2,006,537
   Cost of shares reacquired                         (15,319,317)      (17,864,198)
                                                 -----------------    ------------
   Decrease in net assets from Fund share
      transactions                                    (9,829,243)       (9,856,044)
                                                 -----------------    ------------
Total decrease                                       (12,555,581)      (19,301,831)
NET ASSETS
Beginning of year                                     68,434,496        87,736,327
                                                 -----------------    ------------
End of year                                        $  55,878,915      $ 68,434,496
                                                 -----------------    ------------
                                                 -----------------    ------------

    16                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements

      Prudential International Bond Fund, Inc., (the 'Fund'), is an open-end, nondiversified management investment company. The Fund's investment objective is to seek total return, made up of current income and capital appreciation. The Fund invests primarily in debt securities of issuers located in at least three countries, excluding the United States (except in periods of weakness). The Fund invests in foreign debt securities issued by foreign corporate issuers as well as securities issued or guaranteed by foreign governments, semi-governmental entities, governmental agencies, supernational entities and other governmental entities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition, the Fund is permitted to invest up to 15% of the it's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Any security for which the primary market is on an exchange or NASDAQ National Market System securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Forward currency contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.
                                                                          17

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      Repurchase Agreement:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.
    18

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Security Transactions and Net Investment Income:    Security transactions
are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for the fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute
                                                                          19

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

      Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Fund declares daily and pays dividends
from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase distributions in excess of net investment income by $3,382,126, decrease net realized loss on investments by $5,716,808, and decrease paid-in capital by $2,334,682. This was primarily the result of net foreign currency losses realized and recognized during the year ended December 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), a wholly owned subsidiary of Prudential. The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadvisor's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $1 billion and .70 of 1% of such assets in excess of $1 billion.
    20

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period January 1, 2000 through August 22, 2000. Effective August 23, 2000 such expenses under the plans were .25 of 1%, .25 of 1% and .25 of 1% of the average daily net assets of Class A, B, and C shares, respectively.

      PIMS has advised the Fund that it has received approximately $3,100 and $50 in front-end sales charges resulting from sales of Class A and C shares, respectively, during the year ended December 31, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2000, it received approximately $8,800 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2000.
                                                                          21

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2000, the Fund incurred fees of approximately $162,700 for the services of PMFS. As of December 31, 2000, approximately $12,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invested in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market registered under the Investment Company Act of 1940, as amended, and managed by PIFM. As of December 31, 2000, the Fund earned income from the Series of approximately $96,167 by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2000 aggregated $254,052,074 and $261,758,270, respectively.

      During the year ended December 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2000 are as follows:

                                                   Value at        Value at
Number of                          Expiration       Trade        December 31,       Unrealized
Contracts           Type              Date           Date            2000         (Depreciation)
---------     -----------------    -----------    ----------     ------------     ---------------
               Short Position:
    11          30 yr. T-Note      Sept. 2001     $1,137,469      $1,153,453         $ (15,984)
                                                                                  ---------------
                                                                                  ---------------

      At December 31, 2000, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies, as follows:

                                                   Value at
      Foreign Currency            Current       Settlement Date      Unrealized        Unrealized
     Purchase Contracts            Value            Payable         Appreciation     (Depreciation)
----------------------------    -----------     ---------------     ------------     --------------
Australian Dollar, expiring
  1/12/01                       $ 1,281,854       $ 1,269,736        $    12,118       $       --
Canadian Dollar, expiring
  1/10/01                         1,555,499         1,532,200             23,299               --

    22

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

                                                   Value at
      Foreign Currency            Current       Settlement Date      Unrealized        Unrealized
     Purchase Contracts            Value            Payable         Appreciation     (Depreciation)
----------------------------    -----------     ---------------     ------------     --------------
Euro Currency, expiring
  1/5/01 - 1/11/01              $28,500,192       $26,920,513        $ 1,579,679       $       --
Pound Sterling, expiring
  1/10/01                           996,564           946,205             50,359               --
Japanese Yen, expiring
  1/5/01 - 1/9/01                 4,426,050         4,557,790                 --         (131,740)
South African Rand, expiring
  1/8/01 - 1/22/01                2,252,045         2,238,400             13,645               --
                                -----------     ---------------     ------------     --------------
                                $39,012,204       $37,464,844        $ 1,679,101       $ (131,740)
                                -----------     ---------------     ------------     --------------
                                -----------     ---------------     ------------     --------------

                                                   Value at
      Foreign Currency            Current       Settlement Date      Unrealized        Unrealized
       Sale Contracts              Value          Receivable        Appreciation     (Depreciation)
----------------------------    -----------     ---------------     ------------     --------------
Australian Dollar, expiring
  1/9/01                        $ 1,106,330       $ 1,100,000         $     --        $     (6,330)
Canadian Dollar, expiring
  1/8/01 - 1/10/01                2,532,467         2,472,971               --             (59,496)
Danish Krone, expiring
  1/22/01                           376,133           362,226               --             (13,907)
Euro Currency, expiring
  1/5/01 - 1/11/01               34,622,449        32,599,905               --          (2,022,544)
Japanese Yen, expiring
  1/5/01 - 1/11/01               14,996,277        15,480,986          484,709                  --
New Zealand Dollar, expiring
  1/8/01                          2,815,762         2,685,413               --            (130,349)
Swedish Krona, expiring
  1/11/01                         3,805,057         3,625,747               --            (179,310)
South African Rand, expiring
  1/8/01                          1,124,517         1,111,054               --             (13,463)
                                -----------     ---------------     ------------     --------------
                                $61,378,992       $59,438,302         $484,709        $ (2,425,399)
                                -----------     ---------------     ------------     --------------
                                -----------     ---------------     ------------     --------------

      The United States federal income tax basis of the Fund's investments at December 31, 2000 was $55,707,313 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $95,222 (gross unrealized appreciation--$1,393,477; gross unrealized depreciation--$1,488,699).

      For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2000 of approximately $1,878,000, of which $422,000 expires in 2007, and $1,456,000 expires in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net capital gains have been realized in excess of such amount.

      The Fund will elect, for United States Federal income tax purposes, to treat net capital losses of $118,569 incurred in the two-month period ended December 31, 2000 as having been incurred in the following fiscal year.
                                                                          23

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 5. Capital
There are 2 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, consisting of 500 million shares of each class.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2000:
Shares sold                                                     243,620    $  1,482,182
Shares issued in reinvestment of dividends and
  distributions                                                 222,918       1,353,252
Shares reacquired                                            (2,040,480)    (12,476,936)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,573,942)     (9,641,502)
Shares issued upon conversion from Class B                        7,474          46,111
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,566,468)   $ (9,595,391)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                     302,079    $  1,995,054
Shares issued in reinvestment of dividends and
  distributions                                                 254,193       1,701,726
Shares reacquired                                            (2,303,857)    (15,461,489)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,747,585)    (11,764,709)
Shares issued upon conversion from Class B                          201           1,323
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,747,384)   $(11,763,386)
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                      94,619    $    580,801
Shares issued in reinvestment of dividends and
  distributions                                                  16,083          98,024
Shares reacquired                                               (97,019)       (591,804)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     13,683          87,021
Shares issued upon conversion from Class B                       (7,449)        (46,111)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                     6,234    $     40,910
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                     200,931    $  1,360,681
Shares issued in reinvestment of dividends and
  distributions                                                  14,238          94,984
Shares reacquired                                              (107,807)       (721,299)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    107,362         734,366
Shares reacquired upon conversion into Class A                     (201)         (1,323)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   107,161    $    733,043
                                                             ----------    ------------
                                                             ----------    ------------

    24

       Prudential International Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2000:
Shares sold                                                       3,142    $     19,444
Shares issued in reinvestment of dividends and
  distributions                                                   1,512           9,238
Shares reacquired                                               (20,087)       (123,301)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (15,433)   $    (94,619)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                       6,775    $     45,628
Shares issued in reinvestment of dividends and
  distributions                                                   2,269          15,192
Shares reacquired                                                (6,039)        (40,929)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                     3,005    $     19,891
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                     283,754    $  1,756,566
Shares issued in reinvestment of dividends and
  distributions                                                  31,309         190,567
Shares reacquired                                              (346,981)     (2,127,276)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (31,918)   $   (180,143)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                     386,570    $  2,600,254
Shares issued in reinvestment of dividends and
  distributions                                                  29,107         194,635
Shares reacquired                                              (245,883)     (1,640,481)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   169,794    $  1,154,408
                                                             ----------    ------------
                                                             ----------    ------------

Note 6. Plan of Reorganization
On August 23, 2000, the Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan'), which provides for the transfer of all of the assets and liabilities of the Fund to Prudential Global Total Return Fund in exchange for Class A, B, C and Z shares of the Prudential Global Total Return Fund and Prudential Global Total Return Fund's assumption of the liabilities of the Fund.

      The Plan is subject to approval by the shareholders of the Fund at a shareholder meeting scheduled to be held on April 19, 2001. If the Plan is approved, it is expected that the reorganization will take place on or about April 27, 2001. The Global Total Return Fund and the Fund will each bear their pro-rata share of the costs of the reorganization, including the cost of proxy solicitation.
                                                                          25

       Prudential International Bond Fund, Inc.
             Financial Highlights

                                                                   Class A
                                                             --------------------
                                                                  Year Ended
                                                             December 31, 2000(c)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $   6.36
                                                                   --------
Income from investment operations:
Net investment income                                                   .32
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                  (.15)
                                                                   --------
      Total from investment operations                                  .17
                                                                   --------
Less distributions:
Dividends from net investment income                                     --
Distributions in excess of net investment income                         --
Distributions from net realized capital gains                            --
Tax return of capital distributions                                    (.43)
                                                                   --------
      Total dividends and distributions                                (.43)
                                                                   --------
Redemption fee retained by Fund                                          --
                                                                   --------
Net asset value, end of year                                       $   6.10
                                                                   --------
                                                                   --------
TOTAL INVESTMENT RETURN(a)                                             2.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 51,239
Average net assets (000)                                           $ 55,590
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                             2.04%
   Expenses, excluding distribution and service (12b-1)
      fees                                                             1.79%
   Net investment income                                               5.25%
For Class A, B, C and Z shares:
Portfolio turnover rate                                                 457%

------------------------------
(a) Total investment return based on net asset value is calculated assuming a purchase on the first day and a sale at the current net asset value on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Prior to January 15, 1996, the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock as the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(b) Prior to January 15, 1996 the Fund operated as a closed-end, non-diversified management investment company.
(c) Calculated based upon weighted average shares outstanding during the year.
    26                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    1999(c)              1998(c)              1997(c)              1996(b)
-------------------------------------------------------------------------------------
    $   7.17             $   7.08             $   7.63             $   7.68
    --------         ----------------     ----------------     ----------------
         .39                  .43                  .49                  .56
        (.68)                 .12                 (.22)                 .28
    --------         ----------------     ----------------     ----------------
        (.29)                 .55                  .27                  .84
    --------         ----------------     ----------------     ----------------
        (.22)                (.25)                (.58)                (.67)
          --                 (.17)                (.24)                (.40)
        (.09)                (.04)                  --                   --
        (.21)                  --                   --                   --
    --------         ----------------     ----------------     ----------------
        (.52)                (.46)                (.82)               (1.07)
    --------         ----------------     ----------------     ----------------
          --                   --                   --                  .18
    --------         ----------------     ----------------     ----------------
    $   6.36             $   7.17             $   7.08             $   7.63
    --------         ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------
       (4.27)%               8.00%                3.62%               14.02%
    $ 63,343             $ 84,008             $ 96,365             $125,637
    $ 72,413             $ 89,970             $110,910             $180,588
        1.86%                1.63%                1.64%                1.48%
        1.61%                1.48%                1.49%                1.34%
        5.77%                6.08%                6.54%                6.45%
         110%                  46%                  53%                  38%

    See Notes to Financial Statements                                     27

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                  Class B
                                                          ------------------------
                                                                 Year Ended
                                                            December 31, 2000(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $ 6.38
                                                                  -------
Income from investment operations:
Net investment income                                                 .30
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                            (.15)
                                                                  -------
      Total from investment operations                                .15
                                                                  -------
Less distributions:
Dividends from net investment income                                   --
Distributions in excess of net investment income                       --
Distributions from net realized gains                                  --
Tax return of capital distributions                                  (.39)
                                                                  -------
      Total dividends and distributions                              (.39)
                                                                  -------
Redemption fee retained by Fund                                        --
                                                                  -------
Net asset value, end of period                                     $ 6.14
                                                                  -------
                                                                  -------
TOTAL INVESTMENT RETURN(a)                                           2.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                    $1,736
Average net assets (000)                                           $1,753
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                           2.36%
   Expenses, excluding distribution and service (12b-1)
      fees                                                           1.79%
   Net investment income                                             4.90%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Calculated based upon weighted average shares outstanding during the period.
    28                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                     Class B
----------------------------------------------------------------------------------
                                                               January 15, 1996(c)
                 Year Ended December 31,                             Through
----------------------------------------------------------        December 31,
    1999(d)              1998(d)              1997(d)                 1996
----------------------------------------------------------------------------------
     $ 7.19               $ 7.10               $ 7.64                $  7.72
    -------              -------              -------                -------
        .35                  .37                  .44                    .52
       (.68)                 .11                 (.20)                   .25
    -------              -------              -------                -------
       (.33)                 .48                  .24                    .77
    -------              -------              -------                -------
       (.18)                (.21)                (.54)                  (.63)
         --                 (.14)                (.24)                  (.40)
       (.09)                (.04)                  --                     --
       (.21)                  --                   --                     --
    -------              -------              -------                -------
       (.48)                (.39)                (.78)                 (1.03)
    -------              -------              -------                -------
         --                   --                   --                    .18
    -------              -------              -------                -------
     $ 6.38               $ 7.19               $ 7.10                $  7.64
    -------              -------              -------                -------
    -------              -------              -------                -------
      (4.76)%               7.32%                3.25%                 12.86%
     $1,764               $1,218               $  531                $    75
     $1,560               $  785               $  335                $    23
       2.36%                2.23%                2.24%                  2.09%(b)
       1.61%                1.48%                1.49%                  1.34%(b)
       5.29%                5.51%                6.00%                  5.85%(b)

    See Notes to Financial Statements                                     29

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                   Class C
                                                             --------------------
                                                                  Year Ended
                                                             December 31, 2000(d)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $ 6.38
                                                                   -------
Income from investment operations:
Net investment income                                                  .29
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                 (.14)
                                                                   -------
      Total from investment operations                                 .15
                                                                   -------
Less distributions:
Dividends from net investment income                                    --
Distributions in excess of net investment income                        --
Distributions from net realized gains                                   --
Tax return of capital distributions                                   (.39)
                                                                   -------
      Total dividends and distributions                               (.39)
                                                                   -------
Redemption fee retained by Fund                                         --
                                                                   -------
Net asset value, end of period                                      $ 6.14
                                                                   -------
                                                                   -------
TOTAL INVESTMENT RETURN(a)                                            2.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $  144
Average net assets (000)                                            $  173
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                            2.36%
   Expenses, excluding distribution and service (12b-1)
      fees                                                            1.79%
   Net investment income                                              4.94%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Calculated based upon weighted average shares outstanding during the period.
    30                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                     Class C
---------------------------------------------------------------------------------
                                                              January 15, 1996(c)
                 Year Ended December 31,                            Through
---------------------------------------------------------        December 31,
    1999(d)             1998(d)              1997(d)                 1996
---------------------------------------------------------------------------------
     $ 7.19              $ 7.10               $ 7.64                $  7.72
    -------             -------              -------                -------
        .35                 .37                  .40                    .52
       (.68)                .11                 (.16)                   .25
    -------             -------              -------                -------
       (.33)                .48                  .24                    .77
    -------             -------              -------                -------
       (.18)               (.21)                (.54)                  (.63)
         --                (.14)                (.24)                  (.40)
       (.09)               (.04)                  --                     --
       (.21)                 --                   --                     --
    -------             -------              -------                -------
       (.48)               (.39)                (.78)                 (1.03)
    -------             -------              -------                -------
         --                  --                   --                    .18
    -------             -------              -------                -------
     $ 6.38              $ 7.19               $ 7.10                $  7.64
    -------             -------              -------                -------
    -------             -------              -------                -------
      (4.76)%              7.32%                3.25%                 12.86%
     $  248              $  257               $   76                $    13
     $  248              $  126               $   26                $     8
       2.36%               2.23%                2.24%                  2.09%(b)
       1.61%               1.48%                1.49%                  1.34%(b)
       5.29%               5.53%                5.96%                  5.85%(b)

    See Notes to Financial Statements                                     31

       Prudential International Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                  Class Z
                                       -------------------------------------------------------------
                                                                                   March 17,
                                                     Year Ended                     1997(c)
                                                    December 31,                    Through
                                       --------------------------------------     December 31,
                                         2000(d)        1999(d)      1998(d)        1997(d)
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                    $ 6.38         $ 7.19       $ 7.10         $ 7.57
                                       ------------     --------     --------     ------------
Income from investment operations:
Net investment income                        .34            .40          .44            .38
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                       (.15)          (.68)         .10           (.02)
                                       ------------     --------     --------     ------------
      Total from investment
      operations                             .19           (.28)         .54            .36
                                       ------------     --------     --------     ------------
Less distributions:
Dividends from net investment
income                                        --           (.23)        (.25)          (.59)
Distributions in excess of net
   investment income                          --             --         (.16)          (.24)
Distributions from net realized
gains                                         --           (.09)        (.04)            --
Tax return of capital
distributions                               (.45)          (.21)          --             --
                                       ------------     --------     --------     ------------
      Total dividends and
      distributions                         (.45)          (.53)        (.45)          (.83)
                                       ------------     --------     --------     ------------
Net asset value, end of period            $ 6.12         $ 6.38       $ 7.19         $ 7.10
                                       ------------     --------     --------     ------------
                                       ------------     --------     --------     ------------
TOTAL INVESTMENT RETURN(a)                  3.27%         (4.14)%       8.16%          4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $2,760         $3,080       $2,253         $  628
Average net assets (000)                  $2,992         $2,720       $1,487         $  121
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                          1.79%          1.61%        1.48%          1.49%(b)
   Expenses, excluding
      distribution and service
      (12b-1) fees                          1.79%          1.61%        1.48%          1.49%(b)
   Net investment income                    5.49%          6.04%        6.29%          6.82%(b)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
(d) Calculated based upon weighted average shares outstanding during the period.
    32                                     See Notes to Financial Statements

       Prudential International Bond Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential International Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential International Bond Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 6 to the financial statements, on August 23, 2000, the Board of Directors of the Fund approved an agreement and Plan of Reorganization, subject to shareholder approval, whereby the Fund would be merged into Prudential Global Total Return Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2001
                                                                          33

       Prudential International Bond Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal tax status of distributions paid by The Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 2000, the Fund distributed a tax return of capital of $.43 per Class A share, $.39 per Class B share, $.39 per Class C share, and $.45 per Class Z share which is taxable as such.

      We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
    34

Prudential International Bond Fund, Inc.


    Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential International Bond Fund, Inc.

     Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800)
225-1852. Read the prospectus carefully
before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
           www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential International Bond Fund, Inc.

    Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

         www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILIATIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential International Bond Fund, Inc.

      Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNYANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

           www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential International Bond Fund, Inc.

   Class A     Growth of a $10,000 Investment

               (CHART)

Average Annual Total Returns as of 12/31/00

                     One Year  Five Years  Ten Years  Since Inception (7/31/87)
With Sales Charge     -1.29%      3.81%      6.41%               7.11%
Without Sales Charge   2.82%      4.66%      6.85%               7.44%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential International Bond
Fund, Inc. (Class A shares) with a similar investment in the J.P. Morgan Government Bond
Index/Global (the GBI) by portraying the initial account values at 12/31/90, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark,
France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852


   Class B     Growth of a $10,000 Investment

               (CHART)

Average Annual Total Returns as of 12/31/00

                     One Year  Five Years  Ten Years  Since Inception
With Sales Charge     -2.46%       N/A        N/A          3.94%
Without Sales Charge   2.54        N/A        N/A          4.11%


Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential International
Bond Fund, Inc. (Class B shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year
(December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class
B shares, assuming full redemption on December 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.


The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark,
France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential International Bond Fund, Inc.

   Class C     Growth of a $10,000 Investment

               (CHART)

Average Annual Total Returns as of 12/31/00

                     One Year  Five Years  Ten Years  Since Inception
With Sales Charge     0.52%       N/A         N/A          3.90%
Without Sales Charge  2.54%       N/A         N/A          4.11%


Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential International
Bond Fund, Inc. (Class C shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2000; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distri-butions were reinvested.

The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark,
France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

             www.prudential.com  (800) 225-1852


   Class Z     Growth of a $10,000 Investment

               (CHART)

Average Annual Total Returns as of 12/31/00

                     One Year  Five Years  Ten Years  Since Inception
With Sales Charge      3.27%      N/A         N/A          3.13%
Without Sales Charge   3.27%      N/A         N/A          3.13%


Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential International
Bond Fund, Inc. (Class Z shares) with a similar investment in the GBI by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The GBI is an unmanaged, market-weighted index of total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark,
France, Germany, Italy, Japan, the United Kingdom, and the United States. The GBI is traded, unhedged, and measured in U.S. dollars. The GBI's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the GBI may differ substantially from the securities in the Fund. The GBI is not the only index that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols   NASDAQ       CUSIP
Class A        GGPAX      74436Q101
Class B        PDBBX      74436Q200
Class C        PIBCX      74436Q309
Class Z        PIBZX      74436Q408

MF170E

(LOGO) Printed on Recycled Paper

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Registrant's Articles of Incorporation (Exhibit 1(a) to the Registration Statement), Article VII of the Registrant's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 7(a) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit 6(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation and By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as that interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

     Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) provides a written opinion, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h), advances will be limited in the following respect:

     (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

     (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

     (3) Such promise must be secured by a surety bond or other suitable insurance; and

     (4) Such surety bond or other insurance must be paid for by the recipient or such advance.


ITEM 16. EXHIBITS

1.   (a)  Amended and Restated Articles of Incorporation.(1)
     (b)  Amendment to Articles of Incorporation.(1)
     (c)  Articles of Amendment.(5)
     (d)  Articles Supplementary.(2)
     (e)  Articles Supplementary.(3)

2.   Amended and Restated By-Laws.(7)

4. Agreement and Plan of Reorganization and Liquidation filed herewith as Appendix A to the Proxy Statement and Prospectus.
5.   Instruments defining rights of shareholders.(1)
6. (a) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC.(5)
     (b) Amended and Restated Subadvisory Agreement between Prudential Mutual Fund Management, LLC and The Prudential Investment Corporation.(5)
7. (a) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(3)
     (b) Form of Selected Dealer Agreement.(3)
9. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company.(1)
     (b) Amendment to Custodian Contract.(5)
10.  (a) Amended and Restated Distribution and Service Plan for Class A
         Shares.(4)
     (b)  Amended and Restated Distribution and Service Plan for Class B
          Shares.(4)
     (c)  Amended and Restated Distribution and Service Plan for Class C
          Shares.(4)
     (d)  Amended Rule 18f-3 Plan.(3)

11.  Opinion and Consent of Counsel.*
12.  Tax Opinion and Consent.*

13.  (a) Transfer Agency and Service Agreement.(1)
     (b)  Amendment to Transfer Agency Agreement.(5)

14.  Consent of Independent Accountants.*
17.  (a) Proxy.*
     (b) Prospectus of Prudential International Bond Fund, Inc. dated March 8, 2000.*
     (c) Supplements dated March 27, 2000, August 28, 2000 and August 30, 2000, respectively, to Prudential International Bond Fund, Inc. Prospectus.(6)

     (d)  Statement of Additional Information for Prudential International
          Bond Fund, Inc. dated March 8, 2000.*
     (e) Prospectus of Prudential Global Total Return Fund, Inc. dated March 8, 1999.*


     (f) Supplements dated March 27, 2000 and August 30, 2000, respectively, to Prudential Global Total Return Fund, Inc. Prospectus.(6)

-----------

(1) Incorporated by reference to Registration Statement on Form N-1A on or about November 3, 1995 (File No. 33-63943).
(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed on or about February 28, 1997 (File No. 33-63943).
(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A filed on or about December 31, 1998 (File No. 33-63943).
(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on or about March 1, 1999 (File No. 33-63943).
(5) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed on or about March 7, 2000 (File No. 33-63943).

(6) Incorporated by reference to Registrant's Registration Statement on Form N-14 filed on February 2, 2001 (File No. 333-54928).
(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 7 to its Registration Statement filed on or about March 1, 2001 (File No. 33-63943).

*    Filed herewith.



ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities through the use of a prospectus which is a part of this statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark, and the State of New Jersey, on the 12th day of March, 2001.

                                       PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

                                               /s/ David R. Odenath, Jr.
                                               -------------------------
                                               David R. Odenath, Jr., President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                     Signature                                              Title                                    Date
                     ---------                                              -----                                    ----
/s/   Saul K. Fenster
------------------------------------
Saul K. Fenster                                                            Director                            March 12, 2001

/s/   Delayne D. Gold
------------------------------------
Delayne D. Gold                                                            Director                            March 12, 2001

/s/   Robert F. Gunia
------------------------------------
Robert F. Gunia                                                            Director                            March 12, 2001

/s/   Douglas H. McCorkindale
------------------------------------
Douglas H. McCorkindale                                                    Director                            March 12, 2001

/s/   W. Scott McDonald, Jr.
------------------------------------
W. Scott McDonald, Jr.                                                     Director                            March 12, 2001

/s/   Thomas T. Mooney
------------------------------------
Thomas T. Mooney                                                           Director                            March 12, 2001

/s/   Stephen P. Munn
------------------------------------
Stephen P. Munn                                                            Director                            March 12, 2001

/s/   David R. Odenath, Jr.
------------------------------------
David R. Odenath, Jr.                                               President and Director                     March 12, 2001

/s/   Richard A. Redeker
------------------------------------
Richard A. Redeker                                                         Director                            March 12, 2001

/s/   Judy A. Rice
------------------------------------
Judy A. Rice                                                               Director                            March 12, 2001

/s/   Robin B. Smith
------------------------------------
Robin B. Smith                                                             Director                            March 12, 2001

/s/   Louis A. Weil, III
------------------------------------
Louis A. Weil, III                                                         Director                            March 12, 2001

/s/   Clay T. Whitehead
------------------------------------
Clay T. Whitehead                                                          Director                            March 12, 2001

/s/   Grace C. Torres                                   Treasurer and Principal Financial and Accounting
------------------------------------
Grace C. Torres                                                            Officer                             March 12, 2001

                                  EXHIBIT INDEX

1.   (a)  Amended and Restated Articles of Incorporation.(1)
     (b)  Amendment to Articles of Incorporation.(1)
     (c)  Articles of Amendment.(5)
     (d)  Articles Supplementary.(2)
     (e)  Articles Supplementary.(3)

2.   Amended and Restated By-Laws.(7)

4. Agreement and Plan of Reorganization and Liquidation filed herewith as Appendix A to the Proxy Statement and Prospectus.
5.   Instruments defining rights of shareholders.(1)
6. (a) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC.(5)
     (b) Amended and Restated Subadvisory Agreement between Prudential Mutual Fund Management, LLC and The Prudential Investment Corporation.(5)
7. (a) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(3)
     (b)  Form of Selected Dealer Agreement.(3)
9. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company.(1)
     (b)  Amendment to Custodian Contract.(5)
10.  (a)  Amended and Restated Distribution and Service Plan for Class A
          Shares.(4)
     (b)  Amended and Restated Distribution and Service Plan for Class B
          Shares.(4)
     (c)  Amended and Restated Distribution and Service Plan for Class C
          Shares.(4)
     (d)  Amended Rule 18f-3 Plan.(3)
11.  Opinion and Consent of Counsel.*

12.  Tax Opinion and Consent.*

13.  (a)  Transfer Agency and Service Agreement.(1)
     (b)  Amendment to Transfer Agency Agreement.(5)
14.  Consent of Independent Accountants.*

17.  (a)  Proxy*
     (b) Prospectus of Prudential International Bond Fund, Inc. dated March 8, 2000.*
     (c) Supplements dated March 27, 2000, August 28, 2000 and August 30, 2000, respectively, to Prudential International Bond Fund, Inc. Prospectus.(6)
     (d)  Statement of Additional Information for Prudential International
          Bond Fund, Inc. dated March 8, 2000.*
     (e) Prospectus of Prudential Global Total Return Fund, Inc. dated March 8, 1999.*
     (f) Supplements dated March 27, 2000 and August 30, 2000, respectively, to Prudential Global Total Return Fund, Inc. Prospectus.(6)

-----------

     (1) Incorporated by reference to Registration Statement on Form N-1A on or about November 3, 1995 (File No. 33-63943).

     (2) Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed on or about February 28, 1997 (File No. 33-63943).

     (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A filed on or about December 31, 1998 (File No. 33-63943).

     (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on or about March 1, 1999 (File No. 33-63943).

     (5) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed on or about March 7, 2000 (File No. 33-63943).

     (6) Incorporated by reference to Registrant's Registration Statement on Form N-14 filed on February 2, 2001 (File No. 333-54928).
     (7) Incorporated by reference to Registrant's Post-Effective Amendment No. 7 to its Registration Statement filed on or about March 1, 2001 (File No. 33-63943).

     *    Filed herewith.